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                                                                    EXHIBIT 10-N
================================================================================






                                CREDIT AGREEMENT
                          dated as of November 1, 1999


                                      among


                                VERITAS DGC INC.
                                   as Borrower


                                       and
================================================================================

                              BANK ONE, TEXAS, N.A.
                           as Issuing Bank, as a Bank
                           and as Agent for the Banks


                                       and


                                    the Banks




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                                TABLE OF CONTENTS

                                                                                                               Page



ARTICLE I.                 DEFINITIONS............................................................................7
         Section 1.1.               Definitions...................................................................7
         Section 1.2.               Other Definitional Provisions................................................36

ARTICLE II.                ADVANCES-A AND LETTERS OF CREDIT-A....................................................36
         Section 2.1.               Revolving Credit Commitments-A...............................................36
         Section 2.2.               The Revolving Credit Notes-A.................................................36
         Section 2.3.               Repayment of Advances-A......................................................36
         Section 2.4.               Interest.....................................................................36
         Section 2.5.               Use of Proceeds..............................................................37
         Section 2.6.               Revolving Credit Commitment-A Fee............................................37
         Section 2.7.               Reduction or Termination of Revolving Credit Commitment-A....................37
         Section 2.8.               Letters of Credit-A..........................................................38
         Section 2.9.               Payments Constitute Advances-A...............................................38

ARTICLE III.               ADVANCES-B; LETTERS OF CREDIT-B AND BANK GUARANTIES...................................38
         Section 3.1.               Revolving Credit Commitments-B...............................................39
         Section 3.2.               The Revolving Credit Notes-B.................................................39
         Section 3.3.               Repayment of Advances-B......................................................39
         Section 3.4.               Interest.....................................................................39
         Section 3.5.               Use of Proceeds..............................................................40
         Section 3.6.               Revolving Credit Commitment-B Fee............................................40
         Section 3.7.               Reduction or Termination of Revolving Credit Commitment-B....................40
         Section 3.8.               Letters of Credit-B; Bank Guaranties.........................................40
         Section 3.9.               Payments Constitute Advances-B...............................................41

ARTICLE IV.                BORROWING PROCEDURE; PAYMENTS; FACILITIES FEES;
                           MATTERS RELATED TO LETTERS OF CREDIT;
                           MATTERS RELATED TO ADVANCES; DESIGNATION OF
                           ADDITIONAL GUARANTORS.................................................................41
         Section 4.1.               Borrowing Procedure..........................................................41
         Section 4.2.               Method of Payment............................................................42
         Section 4.3.               Voluntary Prepayment.........................................................43
         Section 4.4.               Mandatory Prepayment.........................................................43
         Section 4.5.               Pro Rata Treatment...........................................................43
         Section 4.6.               Non-Receipt of Funds by the Agent............................................44
         Section 4.7.               Withholding Tax Exemption....................................................44
         Section 4.8.               Computation of Interest......................................................45
         Section 4.9.               Conversions and Continuation.................................................45
         Section 4.10.              Limitation on Guarantors, Liability for the Obligations......................45
         Section 4.11.              Application of Payments......................................................45


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
         Section 4.12.              Letter of Credit Procedure...................................................46
         Section 4.13.              Amendments to Letters of Credit..............................................46
         Section 4.14.              Letter of Credit Fees........................................................46
         Section 4.15.              Participation by Banks.......................................................47
         Section 4.16.              Obligations Absolute.........................................................47
         Section 4.17.              Limitation of Liability......................................................48
         Section 4.18.              Letter of Credit Agreements..................................................48
         Section 4.19.              Replacement of the Issuing Bank..............................................48
         Section 4.20.              No Advances..................................................................48
         Section 4.21.              Designation of Additional Guarantors; Revocation of Designation..............48

ARTICLE V.                 YIELD PROTECTION AND ILLEGALITY.......................................................50
         Section 5.1.               Capital Adequacy.............................................................50
         Section 5.2.               Additional Costs.............................................................50
         Section 5.3.               Limitation on LIBOR Advances.................................................51
         Section 5.4.               Illegality...................................................................52
         Section 5.5.               Treatment of Certain LIBOR Advances..........................................52
         Section 5.6.               Compensation.................................................................53

ARTICLE VI.                SECURITY..............................................................................54
         Section 6.1.               Collateral...................................................................54
         Section 6.2.               Setoff.......................................................................54
         Section 6.3.               Special Provisions Regarding Security Interests and Security Agreements......55

ARTICLE VII.               CONDITIONS PRECEDENT..................................................................55
         Section 7.1.               Conditions to Advances-A.....................................................55
         Section 7.2.               Conditions to Advances-B.....................................................57
         Section 7.3.               All Advances.................................................................58

ARTICLE VIII.              REPRESENTATIONS AND WARRANTIES........................................................59
         Section 8.1.               Corporate Existence..........................................................59
         Section 8.2.               Financial Statements.........................................................59
         Section 8.3.               Corporate Action: No Breach..................................................60
         Section 8.4.               Operation of Business........................................................60
         Section 8.5.               Litigation and Judgments.....................................................60
         Section 8.6.               Rights in Properties: Liens..................................................60
         Section 8.7.               Enforceability...............................................................61
         Section 8.8.               Approvals....................................................................61
         Section 8.9.               Debt.........................................................................61
         Section 8.10.              Taxes........................................................................61
         Section 8.11.              Use of Proceeds: Margin Securities...........................................61
         Section 8.12.              ERISA........................................................................62
         Section 8.13.              Disclosure...................................................................62
         Section 8.14.              Subsidiaries.................................................................62
         Section 8.15.              Agreements; Indenture Defaults...............................................62
         Section 8.16.              Compliance with Laws.........................................................63
         Section 8.17.              Inventory....................................................................63
         Section 8.18.              Investment Company Act.......................................................63
         Section 8.19.              Public Utility Holding Company Act...........................................63
         Section 8.20.              Environmental Matters........................................................63


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
         Section 8.21.              Year 2000....................................................................65
         Section 8.22.              Guarantors...................................................................66

ARTICLE IX.                AFFIRMATIVE COVENANTS.................................................................66
         Section 9.1.               Reporting Requirements.......................................................66
         Section 9.2.               Maintenance of Existence: Conduct of Business................................70
         Section 9.3.               Maintenance of Properties....................................................70
         Section 9.4.               Taxes and Claims.............................................................71
         Section 9.5.               Insurance....................................................................71
         Section 9.6.               Inspection Rights............................................................71
         Section 9.7.               Keeping Books and Records....................................................71
         Section 9.8.               Compliance with Laws.........................................................71
         Section 9.9.               Compliance with Agreements...................................................72
         Section 9.10.              Further Assurances...........................................................72
         Section 9.11.              ERISA........................................................................72
         Section 9.12.              Contracts....................................................................72
         Section 9.13.              Additional Material Subsidiaries as Guarantors; Execution of Additional
                                    Security Agreements-Guarantors...............................................73
         Section 9.14.              Continuity of Operations.....................................................73
         Section 9.14.              Year 2000....................................................................73

ARTICLE X.                 NEGATIVE COVENANTS....................................................................74
         Section 10.1.              Debt.........................................................................74
         Section 10.2.              Limitation on Liens..........................................................75
         Section 10.3.              Mergers, Dissolutions, Etc...................................................76
         Section 10.4.              Loans and Investments........................................................77
         Section 10.5.              Transactions With Affiliates.................................................78
         Section 10.6.              Disposition of Assets........................................................79
         Section 10.7.              Sale and Leaseback...........................................................79
         Section 10.8.              Nature of Business...........................................................79
         Section 10.9.              Environmental Protection.....................................................79
         Section 10.10.             Accounting...................................................................79
         Section 10.11.             Contracts....................................................................80

ARTICLE XI.                FINANCIAL COVENANTS...................................................................80
         Section 11.1.              Consolidated Tangible Net Worth..............................................80
         Section 11.2.              Fixed Charge Coverage Ratio..................................................80
         Section 11.3.              Funded Debt to Capitalization Ratio..........................................80
         Section 11.4.              Total Funded Debt to Capitalization Ratio....................................81
         Section 11.5.              Current Ratio................................................................81
         Section 11.6.              Funded Debt to EBITDA Ratio..................................................81
         Section 11.7.              Total Funded Debt to EBITDA Ratio............................................81
         Section 11.8.              Senior Funded Debt to EBITDA Ratio...........................................81

ARTICLE XII.               DEFAULT...............................................................................82
         Section 12.1.              Events of Default............................................................82
         Section 12.2.              Remedies Upon Default........................................................84
         Section 12.3.              Letters of Credit............................................................84
         Section 12.4.              Performance by the Agent.....................................................84



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
ARTICLE XIII.              THE AGENT.............................................................................85
         Section 13.1.              Appointment, Powers and Immunities...........................................85
         Section 13.2.              Rights of Agent as a Bank....................................................87
         Section 13.3.              Sharing of Payments, Etc.....................................................87
         Section 13.4.              Indemnification..............................................................88
         Section 13.5.              Independent Credit Decisions.................................................88
         Section 13.6.              Several Commitments..........................................................89
         Section 13.7.              Successor Agent..............................................................89

ARTICLE XIV.               MISCELLANEOUS.........................................................................90
         Section 14.1.              Expenses.....................................................................90
         SECTION 14.2.              Indemnification..............................................................90
         Section 14.3.              Limitation of Liability......................................................91
         Section 14.4.              No Duty......................................................................91
         Section 14.5.              Bank Not Fiduciary...........................................................91
         Section 14.6.              Equitable Relief.............................................................92
         Section 14.7.              No Waiver: Cumulative Remedies...............................................92
         Section 14.8.              Successors and Assigns.......................................................92
         Section 14.9.              Survival.....................................................................95
         Section 14.10.             ENTIRE AGREEMENT; AMENDMENTS.................................................95
         Section 14.11.             Maximum Interest Rate........................................................96
         Section 14.12.             Notices......................................................................96
         Section 14.13.             Governing Law; Venue; Service of Process.....................................97
         Section 14.14.             Counterparts.................................................................97
         Section 14.15.             Severability.................................................................97
         Section 14.16.             Headings.....................................................................97
         Section 14.17.             Non-Application of Chapter 15 of Texas Credit Code...........................98
         Section 14.18.             Construction.................................................................98
         Section 14.19.             Independence of Covenants....................................................98
         Section 14.20.             Arbitration..................................................................98
         Section 14.21.             Waiver of Trial By Jury......................................................98







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                               INDEX TO SCHEDULES


         Schedule          Description of Schedule                     Section
         --------          -----------------------                     -------

         1.1.A.            Pricing Schedule.                           1.1

         1.1.B.            Guarantors                                  1.1

         1.1.C.            Restricted Subsidiaries                     1.1

         8.5               Existing Litigation                         8.5

         8.14              List of Subsidiaries                        8.14

         8.20              Environmental Matters                       8.20

         10.1              Existing Debt                               10.1

         10.2              Existing Liens                              10.2


                                INDEX TO EXHIBITS


         Exhibit           Description of Exhibit                      Section/
         -------           ----------------------                      Appendix
                                                                       --------

         "A-1"             Form of Revolving Credit Note-A              2.2

         "A-2"             Form of Revolving Credit Note-B              3.2

         "B"                       Security Agreement-Borrower          6.1

         "C-1"             Form of Security Agreement-Guarantor
                                   (Domestic corporate Guarantors)      6.1

         "C-2"             Security Agreement-Guarantor
                                   (Partnership)                        6.1

         "C-3"             Charge Debenture (Malaysia)                  6.1

         "C-4"             Charge Debenture (U.K.)                      6.1

         "D-1"             Form of Guaranty-Domestic                    7.1

         "D-2"             Form of Guaranty-Foreign                     7.1

         "E-1"             Advance Request Form-A                       7.2(a)

         "E-2"             Advance Request Form-B                       7.2(a)

         "F"               Compliance Certificate                       9.1(c)

         "G-1"             Borrowing Base Report-A                      7.2(q)

         "G-2"             Borrowing Base Report-B                      7.2(q)




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

                                                                    EXHIBIT 10-N


                                CREDIT AGREEMENT


         THIS CREDIT AGREEMENT, dated as of November 1, 1999 (this "Agreement"), is among VERITAS DGC INC., a Delaware corporation ("Borrower"), each of the banks or other lending institutions which is or which may from time to time become a signatory hereto or any successor or assignee thereof (individually, a "Bank" and, collectively, the "Banks") and BANK ONE, TEXAS, N.A., a national banking association as issuing bank (in such capacity, together with its successors in such capacity, the "Issuing Bank") and as agent for itself, the Issuing Bank and the other Banks (in such capacity, together with its successors in such capacity, the "Agent").

                                R E C I T A L S :

         Borrower, the Banks and the Agent entered into that certain Credit Agreement dated July 27, 1998, as amended by First Amendment to Credit Agreement dated October 23, 1998 and Second Amendment to Credit Agreement dated November 20, 1998 (the "Prior Credit Agreement"). This Agreement is in restatement and replacement of the Prior Credit Agreement.

         The Borrower has requested the Banks to extend credit in the form of
(a) a revolving credit facility not to exceed $40,000,000.00 outstanding at any time under which the Borrower may request (i) advances and (ii) letters of credit (subject to a $20,000,000.00 sublimit), and (b) a revolving credit facility not to exceed $10,000,000.00 outstanding at any time under which the Borrower may request (i) advances and (ii) letters of credit (subject to a $5,000,000.00 sublimit). The Banks are willing to make such credit facilities available to the Borrower upon the terms and conditions hereinafter set forth.


         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I.

                                   Definitions

         Section I.1. Definitions. As used in this Agreement, the following terms have the following meanings:

                  "AAA" has the meaning given to such term in Section 14.20 of this Agreement.

                  "Additional Costs" has the meaning given to such term in
         Section 5.2.



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

                  "Adjusted LIBOR Rate" means, for any LIBOR Advance for any Interest Period therefor, the rate per annum determined by the Agent to be equal to the LIBOR Rate for such LIBOR Advance for such Interest Period divided by 1 minus the Reserve Requirement for such LIBOR Advance for such Interest Period.

                  "Advance" means an Advance-A or an Advance-B, and "Advances" means the Advances-A and/or the Advances-B.

                  "Advance-A" means an advance of funds by the Agent on behalf of the Banks to the Borrower pursuant to Article II and includes, as applicable, a Prime Rate Advance or a LIBOR Advance.

                  "Advance-B" means an advance of funds by the Agent on behalf of the Banks to the Borrower pursuant to Article III and includes, as applicable, a Prime Rate Advance or a LIBOR Advance.

                  "Advance Request Form" means an Advance Request Form-A or an Advance-Request Form-B.

                  "Advance Request Form-A" means a certificate, in substantially the form attached hereto as Exhibit "E-1", properly completed and signed by an Authorized Representative requesting an Advance-A.

                  "Advance Request Form-B" means a certificate, in substantially the form attached hereto as Exhibit "E-2", properly completed and signed by an Authorized Representative requesting an Advance-B.

                  "Affiliate" means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds twenty five percent (25%) or more of any class of voting stock of such Person; or
         (c) twenty five percent (25%) or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, in no event shall any of the Agent, the Issuing Bank and the Banks be deemed an Affiliate of Borrower or any of its Subsidiaries.

                  "Agent" has the meaning given to such term in the first paragraph of this Agreement.



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

                  "Applicable Lending Office" means for each Bank and each Type of Advance, the Lending Office of such Bank (or of an Affiliate of such Bank) designated for such Type of Advance below its name on the signature pages hereof or such other office of the Bank (or of an Affiliate of such Bank) as such Bank may from time to time specify to Borrower as the office by which its Advances of such Type are to be made and maintained.

                  "Applicable Rate" means (a) during the period that an Advance is a Prime Rate Advance, the sum of the Prime Rate plus the Prime Rate Margin from time to time in effect; and (b) during the period that an Advance is a LIBOR Advance, the sum of the Adjusted LIBOR Rate plus the LIBOR Margin from time to time in effect.

                  "Asia Pacific" means Veritas DGC Asia Pacific, Ltd., a Delaware corporation, and its successors and assigns.

                  "Assignee" has the meaning given to such term in Section 14.8(b).

                  "Authorized Representative" means any officer or employee of the Borrower who has been designated in writing by the Borrower to the Agent to be an Authorized Representative.

                  "Bank" has the meaning given to such term in the first paragraph of this Agreement.

                  "Bank Guaranty" means any guaranty or similar instrument which may be issued by Bank Guarantor for the benefit of the Borrower or any Foreign Guarantor to support performance bonds or for another purpose approved by Bank Guarantor.

                  "Bank Guarantor" means Bank One, Texas, N.A. or its Affiliate.

                  "Basle Accord" means the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, supplemented and otherwise modified and in effect from time to time, or any replacement thereof.

                  "Borrower" has the meaning given to such term in the first paragraph of this Agreement.

                  "Borrowing Base-A" means, at any particular time, an amount equal to the sum of (a) eighty percent (80%) of Eligible Domestic/Domestic Accounts, plus (b) seventy-five percent (75%) of Eligible Domestic/Domestic Unbilled Receivables-180, plus (c) sixty-five percent (65%) of Eligible Domestic/Domestic Unbilled Receivables-365, plus (d) seventy percent (70%) of Eligible Domestic/Foreign Accounts, plus (e) sixty-five percent (65%) of Eligible Domestic/Foreign Unbilled Receivables-180, plus (f) fifty-five percent (55%) of Eligible Domestic/Foreign Unbilled Receivables-365; provided, however, that the sum of the amounts calculated pursuant to clauses (c) and (f) shall not exceed $8,000,000.00; and provided, further, that all accounts not payable in Dollars shall be calculated at the applicable Exchange Rate.

                  "Borrowing Base-B" means, at any particular time, an amount equal to the sum of (a) fifty percent (50%) of Eligible Foreign/Foreign Accounts, plus (b) forty-five percent (45%) of Eligible Foreign/Foreign Unbilled Receivables-180, plus (c) the lesser of (i) forty percent (40%) of Eligible Foreign/Foreign Unbilled Receivables-365 and (ii) $2,000,000.00; provided that all accounts not payable in Dollars shall be calculated at the applicable Exchange Rate.

                  "Borrowing Base Report-A" means a report, in substantially the form of Exhibit "G-1" hereto, properly completed and delivered or to be delivered to the Agent pursuant to this Agreement.

                  "Borrowing Base Report-B" means a report, in substantially the form of Exhibit "G-2" hereto, properly completed and delivered or to be delivered to the Agent pursuant to this Agreement.

                  "Business Day" means (a) any day on which commercial banks are not authorized or required to close in Houston, Texas, and (b) with respect to all borrowings, payments, Conversions, Continuations, Interest Periods, and notices in connection with LIBOR Advances, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

                  "Calculation Period" means, as of the last day of any Fiscal Quarter, the period of four Fiscal Quarters ended as of such date or, if a calculation is performed on a date other than the last day of any Fiscal Quarter, the period of twelve months ending on such date.

                  "Capital Expenditures" means, for any Person, all expenditures for assets which, in accordance with GAAP, are properly classified as equipment, real property, improvements, fixed assets or a similar type of capitalized asset and which would be required to be capitalized and shown on the balance sheet of such Person.

                  "Capital Lease Obligations" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

                  "Cash Equivalent Investment" means, at any time, (a) any evidence of Debt, maturing not more than one year after such time, issued or guaranteed by the United States government or any agency thereof, (b) commercial paper, maturing not more than one year from the date of issue, corporate demand notes or other debt securities having a maturity or tender right less than one year from the date of issuance thereof, in each case (unless issued by a Bank or its holding company) rated in one of the two highest rating categories by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., (c) any certificate of deposit (or time deposits represented by such certificates of deposit) or bankers acceptance, maturing not more than one year after such time, or overnight Federal Funds transactions that are issued or sold by a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000.00, (d) any repurchase agreement entered into with any Bank (or other commercial banking institution of the stature referred to in clause (c)) which (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c) and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Bank (or other commercial banking institution) thereunder and (e) investments in short-term asset management accounts offered by any Bank for the purpose of investing in loans to any corporation (other than the Borrower or an Affiliate of the Borrower), state or municipality, in each case organized under the laws of any state of the United States or of the District of Columbia.

                  "Cash Reserves" means for any Person amounts held by such Person in Cash or Cash Equivalent Investments.

                  "Cash Taxes" means, for any Person, the sum of all cash income taxes paid or required to be paid during the period in question, as determined in accordance with GAAP applied consistently.

                  "Charge Debenture (Malaysia)" means a charge debenture of Digicon (Malaysia) in favor of the Agent, in substantially the form of Exhibit "C-3" attached hereto, as the same may be amended, supplemented or modified from time to time.

                  "Charge Debenture (U.K.)" means a charge debenture of Geophysical Limited in favor of the Agent, in substantially the form of Exhibit "C-4" attached hereto with appropriate completions, as the same may be amended, supplemented or modified from time to time.

                  "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

                  "Collateral" has the meaning given to such term in Section
         6.1.

                  "Commitment" means, as applicable, the Revolving Credit Commitments.

                  "Compliance Certificate" means a certificate, in substantially the form of Exhibit "F" attached hereto, properly completed and signed by the Borrower in connection with Section 9.1(c).

                  "Consolidated Current Assets" means, at any particular time, all amounts which, in conformity with GAAP, would be included as current assets on a consolidated balance sheet of the Borrower and its Subsidiaries.

                  "Consolidated Current Liabilities" means, at any particular time, all amounts which, in conformity with GAAP, would be included as current liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries.

                  "Consolidated Liabilities" means, at any particular time, all amounts which, in conformity with GAAP, would be included as liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries.

                  "Consolidated Net Income" means, for any period, the consolidated net income (or loss) after income and franchise taxes determined in conformity with GAAP of the Borrower and its Subsidiaries.

                  "Consolidated Net Tangible Assets" means, at any date, the aggregate amount of assets included on the most recent consolidated balance sheet of the Borrower and its Restricted



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

         Subsidiaries, less (a) without duplication, applicable reserves and other properly deductible items and goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles and (b) Consolidated Current Liabilities (other than current liabilities constituting Indebtedness for borrowed money).

                  "Consolidated Tangible Net Worth" means, at any particular time, all amounts which, in conformity with GAAP, would be included as Stockholders' Equity on a consolidated balance sheet of the Borrower and its Subsidiaries; provided, however, there shall be excluded therefrom intangible assets (other than the Data Library), including:
         (a) any amount at which shares of capital stock of the Borrower appear as an asset on the Borrower's balance sheet, (b) goodwill, including any amounts, however designated, that represent the excess of the purchase price paid for assets or stock over the value assigned thereto, and (c) loans (to the extent that such are not fully secured) to any stockholder, director, officer, or employee of the Borrower or any Affiliate of the Borrower.

                  "Contingent Liabilities" means, as applied to any Person, those direct or indirect liabilities of that Person which in conformity with GAAP, would be included as liabilities of that Person on a consolidated balance sheet of the Borrower and its Subsidiaries, with respect to any Debt, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof. The amount of any Contingent Liabilities shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Liabilities are made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

                  "Continue," "Continuation," and "Continued" shall refer to the continuation pursuant to Section 4.9 of a LIBOR Advance as a LIBOR Advance from one Interest Period to the next Interest Period.

                  "Convert," "Conversion," and "Converted" shall refer to a conversion pursuant to Section 4.9 or Article V of one Type of Advance into another Type of Advance.

                  "Credit Request" has the meaning in Section 3.2 hereof.

                  "Current Maturities" means as to any Person, at any date, the current maturities of Funded Debt (other than the Advances) determined in accordance with GAAP applied consistently.

                  "Current Ratio" means, at any particular time, the ratio of Consolidated Current Assets to Consolidated Current Liabilities.

                  "Data Library" means all of each of Borrower's and the Guarantors' library of proprietary seismic reports and other data.

                  "Debt" means as to any Person at any time (without duplication as to such Person and as to such Person's Subsidiaries): (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than one hundred twenty (120) days or which are being contested in good faith and for which adequate reserves have been established, (d) all Capital Lease Obligations of such Person, (e) all obligations secured by a Lien existing on property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person, (f) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments, (g) all liabilities of such Person in respect of unfunded vested benefits under any Plan, and (h) all Contingent Liabilities.

                  "Default" means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.

                  "Default Rate" means the lesser of (a) the Applicable Rate plus three percent (3%) and (b) the Maximum Rate.

                  "Digicon (Malaysia)" means Veritas DGC (Malaysia) Sdn. Bhd., a company organized under the laws of the Federation of Malaysia, and its successors and assigns.

                  "Disputes" has the meaning given to such term in Section 16.20 of this Agreement.

                  "Dividends" means as to any Person, for any period, dividends or other payments or distributions (in cash, property or obligations) paid or made, as applicable, on account of the capital stock of such Person, determined in accordance with GAAP applied consistently to any Person other than Digicon (Malaysia) or one of its Subsidiaries.

                  "Dollars" and "$" mean lawful money of the United States of America.

                  "Domestic Guarantors" means (a) all the Material Subsidiaries which are Domestic Subsidiaries, and (b) all other Domestic Subsidiaries which have been designated by the Borrower to be Domestic Guarantors pursuant to Section 4.21(a), and "Domestic Guarantor" means any one of the Domestic Guarantors. The Domestic Guarantors as of November 1, 1999, are listed on Schedule 1.1.B.

                  "Domestic Subsidiary" means any Subsidiary of the Borrower which is organized and existing under the laws of the United States of America or any state thereof.

                  "EBITDA" means as to any Person, for any period, the sum of Consolidated Net Income for such period plus Interest Expense, Tax Expense and Non-Cash Charges to the extent deducted from Consolidated Net Income in such period.

                  "Effective Date" the date on which all the conditions precedent set forth in Section 7.1 have been satisfied or waived in writing by the Agent and the Banks.

                  "Eligible Assignee" means any commercial bank, savings and loan association; savings bank, finance company, insurance company, pension fund, mutual fund, or other financial institution (whether a corporation, partnership, or other entity) acceptable to the Agent, and having combined capital and surplus of at least $500,000,000.

                  "Eligible Domestic/Domestic Accounts" means, at any time, all aggregate trade accounts and trade accounts receivable of the Borrower and the Domestic Guarantors that are created in the ordinary course of business and satisfy the following minimum conditions:

                           (a) The account complies with all applicable laws,
                  rules, and regulations, including, without limitation, usury laws, the Federal Truth in Lending Act, and Regulation Z of the Board of Governors of the Federal Reserve System;

                           (b) The account has not been outstanding for more
                  than ninety (90) days past the original due date of the related invoice and one hundred twenty (120) days have not expired since the date of the related invoice;

                           (c) The account was created in connection with (i)
                  the sale of goods by such Person in the ordinary course of business and such sale has been consummated and such goods have been shipped and delivered to and received by the account debtor, or (ii) the performance of services by such Person in the ordinary course of business and such services have been completed and accepted by the account debtor;

                           (d) The account arises from an enforceable contract,
                  the performance of which either (i) has been completed by such Person, or (ii) has been partially completed with respect to accounts which give rise to progress payments; provided that only that portion of such account for which performance has been completed is eligible;

                           (e) The account does not arise from the sale of any
                  goods that is on a bill-and-hold, guaranteed sale, sale-or-return, sale on approval, consignment, or any other repurchase or return basis;

                           (f) Such Person has good and indefeasible title to
                  the account and the account is not subject to any Lien except (as provided in Section 6.3) perfected first priority Liens in favor of the Agent;

                           (g) The account is not subject to any "contra-
                  account", setoff, counterclaim, defense, dispute, recoupment, or adjustment other than normal discounts for prompt payment; provided, however, that so long as the account debtor is not refusing or failing timely to pay the balance of the amounts owed by it to such Person with respect to the subject account, then there shall be excluded from eligibility only that portion of the subject account that is the subject of such "contra-account," set off, counterclaim, defense, dispute, recoupment or adjustment;

                           (h) The account debtor is not insolvent or the
                  subject of any bankruptcy or insolvency proceeding and has not made an assignment for the benefit of creditors, suspended normal business operations, dissolved, liquidated, terminated its existence, ceased to pay its debts as they become due, or suffered a receiver or trustee to be appointed for any of its assets or affairs;

                           (i) The account is not evidenced by chattel paper or
                  an instrument;

                           (j) The account debtor has not retained or refused to
                  retain, or otherwise notified such Person of any dispute concerning, or claimed nonconformity of, any of the goods from the sale of which the account arose; provided, however, that so long as the account debtor is not refusing or failing timely to pay the balance of the amounts owed by it to such Person with respect to the subject account or other accounts, then there shall be excluded from eligibility only that portion of the subject account that is subject of such retention, refusal, notice or claim;

                           (k) The account is not owed by an Affiliate of such
                  Person or any employee of such Person or of any such Affiliate;

                           (l) The account is payable in Dollars by the account
                  debtor;

                           (m) The account shall be ineligible if more than
                  twenty-five percent (25%) of the aggregate balances then outstanding on accounts owed by such account debtor and its Affiliates to such Person are more than one hundred twenty
                  (120) days past due from the due dates of their original invoices or if more than one hundred fifty (150) days have expired from the dates of the original invoices;

                           (n) The account shall be ineligible if the account
                  debtor is the United States of America, any state or municipality, or any department, agency, or instrumentality of the foregoing;

                           (o) The account shall be ineligible if the account is
                  owed by an account debtor not a resident of the United States of America;

                           (p) That portion of the aggregate amount of accounts
                  owed by any one account debtor which is in excess of twenty percent (20%) of the then aggregate amount of all Eligible Domestic/Domestic Accounts, Eligible Domestic/Foreign Accounts, Eligible

                  Foreign/Foreign Accounts, Eligible Domestic/Domestic Unbilled Receivables, Eligible Domestic/Foreign Unbilled Receivables and Eligible Foreign/Foreign Unbilled Receivables shall be ineligible;

                           (q) Accounts which arise out of or are bill and
                  holds, retentions and prebillings shall be ineligible;

                           (r) The account has not been otherwise determined by
                  the Agent in its reasonable discretion to be ineligible because of the credit worthiness of the account debtor;

                           (s) If an Event of Default has occurred, the account
                  is subject to a first priority Lien in favor of the Agent, subject to the provisions of Section 6.3; and

                           (t) The account does not constitute an Unbilled
                  Receivable.

                  "Eligible Domestic/Domestic Unbilled Receivables" means, at any time, the aggregate of all Unbilled Receivables of the Borrower and the Domestic Guarantors which would constitute Eligible Domestic/Domestic Accounts according to the definition thereof but for
         (a) the requirement set forth at paragraph (b) of such definition with respect to the payment status of such accounts and (b) the requirement set forth at paragraph (t) of such definition that such accounts are not Unbilled Receivables; provided, however, that if the accounts receivable of any Person (who is an account debtor of Borrower or any Domestic Guarantor) and its Affiliates are excluded from Eligible Domestic/Domestic Accounts pursuant to clause (m) of the definition of Eligible Domestic/Domestic Accounts, the Unbilled Receivables of such Person and its Affiliates owed to Borrower or any Domestic Guarantor shall not constitute Eligible Domestic/Domestic Unbilled Receivables.

                  "Eligible Domestic/Domestic Unbilled Receivables-180" means, as of any date, Eligible Domestic/Domestic Unbilled Receivables which are billable within not more than one hundred eighty (180) days from such date.

                  "Eligible Domestic/Domestic Unbilled Receivables-365" means, as of any date, Eligible Domestic/Domestic Unbilled Receivables which are billable within one hundred eighty-one (181) to three hundred sixty-five (365) days from such date.

                  "Eligible Domestic/Foreign Accounts" means, at any time, all aggregate accounts of the Borrower and the Domestic Guarantors that (a) are created in the ordinary course of business and which would constitute Eligible Domestic/Domestic Accounts according to the definition thereof but for either of the requirements set forth at paragraph (o) of such definition that such account is not eligible if it is owed by an account debtor not resident in the United States or at paragraph (l) of such definition that such account is not eligible if it is not payable in Dollars, and (b) if such accounts are governed by the law of a jurisdiction other than one of the states of the United States, (i) are not subject to contractual restrictions of the rights to payment thereunder, or (ii) the Borrower or the applicable Domestic Guarantor has obtained written consent to its assignment of the rights to payment thereunder from the account debtor and has provided a copy thereof to the Agent, or (iii) the Agent has received satisfactory legal advice that such restrictions are unenforceable.

                  "Eligible Domestic/Foreign Unbilled Receivables" means, at any time, the aggregate of all Unbilled Receivables of the Borrower and the Domestic Guarantors which would constitute Eligible Domestic/Foreign Accounts according to the definition thereof but for (a) the requirement set forth at paragraph (b) of the definition of Eligible Domestic/Domestic Accounts with respect to the payment status of such accounts and (b) the requirement set forth at paragraph (t) of the definition of Eligible Domestic/Domestic Accounts that such accounts are not Unbilled Receivables; provided, however, that if the accounts receivable of any Person (who is an account debtor of Borrower or any Domestic Guarantor) and its Affiliates are excluded from Eligible Domestic/Foreign Accounts pursuant to clause (m) of the definition of Eligible Domestic/Domestic Accounts, the Unbilled Receivables of such Person and its Affiliates owed to Borrower or any Domestic Guarantor shall not constitute Eligible Domestic/Foreign Unbilled Receivables.

                  "Eligible Domestic/Foreign Unbilled Receivables-180" means, as of any date, Eligible Domestic/Foreign Unbilled Receivables which are billable within not more than one hundred eighty (180) days from such date.

                  "Eligible Domestic/Foreign Unbilled Receivables-365" means, as of any date, Eligible Domestic/Foreign Unbilled Receivables which are billable within one hundred eighty-one (181) to three hundred sixty-five (365) days from such date.

                  "Eligible Foreign/Foreign Accounts" means, at any time, all aggregate accounts of the Foreign Guarantors that (a) are created in the ordinary course of business and which would constitute Eligible Domestic/Domestic Accounts according to the definition thereof set forth in this Section 1.01 but for any or all of the requirements that
         (i) the account be owed
         to the Borrower or a Domestic Guarantor (and not to a Foreign Guarantor), (ii) the account be payable in Dollars, (iii) the account be owed by an account debtor resident in the United States of America, and (b) if such accounts are governed by the law of a jurisdiction other than one of the States of the United States or England (i) are not subject to contractual restrictions on the rights to payment thereunder, or (ii) the applicable Foreign Guarantor has obtained written consent to the assignment of the rights to payment thereunder from the account debtor and has provided the Agent with a copy thereof, or (iii) the Agent has received satisfactory legal advice that such restrictions are unenforceable.

                  "Eligible Foreign/Foreign Unbilled Receivables" means, at any time, the aggregate of all Unbilled Receivables of the Foreign Guarantors which would constitute Eligible Foreign/Foreign Accounts according to the definition thereof but for (a) the requirement set forth at paragraph (b) of the definition of Eligible Domestic/Domestic Accounts with respect to the payment status of such accounts and (b) the requirement set forth at paragraph (t) of the definition of Eligible Domestic/Domestic Accounts that such accounts are not Unbilled Receivables; provided, however, that if the accounts receivable of any Person (who is an account debtor of Borrower or any Foreign Guarantor) and its Affiliates are excluded from Eligible Foreign/Foreign Accounts pursuant to clause (m) of the definition of Eligible Domestic/Domestic Accounts, the Unbilled Receivables of such Person and its Affiliates owed to any Foreign Guarantor shall not constitute Eligible Foreign/Foreign Unbilled Receivables.

                  "Eligible Foreign/Foreign Unbilled Receivables-180" means, as of any date, Eligible Foreign/Foreign Unbilled Receivables which are billable within not more than one hundred eighty (180) days from such date.

                  "Eligible Foreign/Foreign Unbilled Receivables-365" means, as of any date, Eligible Foreign/Foreign Unbilled Receivables which are billable within one hundred eighty-one (181) to three hundred sixty-five (365) days from such date.

                  "Environmental Law" means any and all foreign, federal, state, and local laws, regulations, and requirements pertaining to health, safety, or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. 6901 et seq., the Occupational Safety and Health Act, 29 U.S.C. 651 et seq., the Clean Air Act, 42 U.S.C. 7401 et seq., the Clean Water Act, 33 U.S.C. 1251 et seq., and the Toxic Substances Control Act, 15 U.S.C. 2601 et seq., as such laws, regulations, and requirements may be amended or supplemented from time to time.

                  "Environmental Liabilities" means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs, and expenses, (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including any Environmental Law, permit, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment, resulting from the past, present, or future operations of such Person or its Affiliates.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereunder.

                  "ERISA Affiliate" means any corporation or trade or business which is or has been a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or is or has been under common control (within the meaning of Section 414(c) of the Code) with the Borrower.

                  "Euroseis" means Euroseis, Inc., a Delaware corporation, and its successors and assigns.

                  "Event of Default" has the meaning specified in Section 12.1.

                  "Excess Cash" means, at any time, (a) cash, Cash Equivalent Investments and Marketable Securities owned by the Borrower and its Subsidiaries at such time, minus (b) $30,000,000.00.

                  "Exchange Rate" means and refers to the nominal rate of exchange available to the Agent in a chosen foreign exchange market for the purchase by the Agent at 11:00 A.M., Houston, Texas time, three (3) Business Days prior to any date of determination, expressed as the number of units of such currency per one Dollar.

                  "Federal Funds Rate" means, for any day, the rate per annum, (rounded upwards, if necessary, to the nearest 1/16 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal

         Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published on such next succeeding Business Day, the Federal Funds Rate for any day shall be the average rate charged to the Agent on such day on such transactions as determined by the Agent.

                  "Fiscal Quarter" means a fiscal quarter of a Fiscal Year.

                  "Fiscal Year" means the fiscal year of the Borrower and its Subsidiaries, which period is the twelve (12) month period ending on July 31 of each year.

                  "Fixed Charge Coverage Ratio" means as to any Person, at any date (a) EBITDA for the Calculation Period (i) minus Cash Taxes for the Calculation Period, and (ii) plus Cash Reserves as of such date, divided by (b) the sum of (i) Current Maturities as of such date, (ii) Interest Expense for the Calculation Period, and (iii) non-financed Capital Expenditures incurred by Borrower and its Subsidiaries during the Calculation Period.

                  "Foreign Guarantors" means (a) all of the Material Subsidiaries which are Foreign Subsidiaries, and (b) all other Foreign Subsidiaries which have been designated by the Borrower to be Foreign Guarantors pursuant to Section 4.21(b) (and such designation has not been revoked pursuant to Section 4.21(c)), and "Foreign Guarantor" means any one of the Foreign Guarantors. The Foreign Guarantors as of November 1, 1999, are listed on Schedule 1.1.B.

                  "Foreign Subsidiary" means any Subsidiary of the Borrower which is organized and existing under the laws of a jurisdiction other than the United States of America or any state thereof.

                  "Funded Debt" means, at any time, the aggregate obligations of the Borrower and its Subsidiaries (determined on a consolidated basis) for Debt for borrowed money, including, without limitation, Capital Lease Obligations.

                  "Funded Debt to Capitalization Ratio" means, at any time, (a) Funded Debt (other than Subordinated Debt) divided by (b) the sum of
         (i) Funded Debt plus (ii) Stockholders Equity plus (iii) Subordinated Debt.

                  "Funded Debt to EBITDA Ratio" means, at any time, (a) Funded Debt divided by (b) EBITDA for the Calculation Period.

                  "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

                  "Geophysical Corp." means Digicon Geophysical Corp., a Delaware corporation, and its successors and assigns.

                  "Geophysical Limited" means Veritas DGC, Ltd., a company organized under the laws of England and Wales, and its successors and assigns.

                  "Governmental Authority" means any nation or government, any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

                  "Guarantors" means the Domestic Guarantors and the Foreign Guarantors.

                  "Guaranty Agreement" means a Guaranty Agreement-Domestic or a Guaranty Agreement-Foreign, and "Guaranty Agreements" means the Guaranty Agreements-Domestic and the Guaranty Agreements-Foreign.

                  "Guaranty Agreement-Domestic" means a General Continuing Guaranty executed by a Domestic Guarantor in favor of the Agent, in substantially the form attached hereto as Exhibit "D-1" with appropriate completions, as the same may be amended, supplemented, or modified from time to time, and "Guaranty Agreements-Domestic" means more than one Guaranty Agreement-Domestic.

                  "Guaranty Agreement-Foreign" means a General Continuing Guaranty executed by a Foreign Guarantor in favor of the Agent, in substantially the form attached hereto as Exhibit "D-2" with appropriate completions, as the same may be amended, supplemented, or modified from time to time, and "Guaranty Agreements-Foreign" means more than one Guaranty Agreement-Foreign.

                  "Hazardous Material" means any substance, product, waste, pollutant, material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed under any Environmental Law, including, without limitation, asbestos, petroleum, and polychlorinated biphenyls.

                  "Indenture" means, as applicable, (a) the Indenture dated October 23, 1996 between Borrower and Fleet National Bank, a national banking association, as such Indenture existed on October 23, 1996, without taking into account any amendments, modifications, thereof or supplements thereto, unless such amendment, modification or supplement has the effect of increasing the Maximum Bank Credit Amount, increasing the Permitted Subsidiary Indebtedness, or eliminating or reducing the restrictions contained in the Indenture with respect to incurring Indebtedness to the Banks or securing such Indebtedness to the Banks, or (b) the Indenture dated October 28, 1998, between the Borrower and State Street Bank and Trust Company, a Massachusetts trust company, as such Indenture existed on October 28, 1998, without taking into account any amendments, thereof or supplements thereto, unless such amendment, modification or supplement has the effect of increasing the Maximum Bank Credit Amount, increasing the Permitted Subsidiary Indebtedness, or eliminating or reducing the restrictions contained in the Indenture with respect to incurring Indebtedness to the Banks or securing such Indebtedness to the Banks.

                  "Indebtedness" shall have the meaning given to such term in the Indenture.

                  "Interest Expense" means the sum of all cash interest expense paid or required by its terms to be paid during the period in question, as determined in accordance with GAAP applied consistently, with respect to (a) the Funded Debt of a Person or any portion thereof if calculated prior to the Subordinated Debt Incurrence Date, or (b) the Total Funded Debt of a Person or any portion thereof if calculated on or after the Subordinated Debt Incurrence Date.

                  "Interest Period" means, with respect to LIBOR Advances, each period commencing on the date such Advances are made or Converted from Advances of another Type or, in the case of each subsequent, successive Interest Period applicable to a LIBOR Advance, the last day of the next preceding Interest Period with respect to such Advance, and ending on that day which is thirty (30), sixty (60) or ninety (90) days thereafter, as the Borrower may select as provided in Section 4.1 or
         4.9 hereof. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day; (b) any Interest Period which would otherwise extend beyond the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date; (c) no more than three Interest Periods for each LIBOR Advance shall be in effect at the same time; and (d) no Interest Period for any LIBOR Advances shall have a duration of less than thirty
         (30) days and, if the Interest Period for any LIBOR Advance would otherwise be a shorter period, such Advance shall be a Prime Rate Advance.

                  "Issuing Bank" is defined in the Preamble to this Agreement.

                  "Land" means Veritas DGC Land Inc., a Delaware corporation, and its successors and assigns.

                  "Letter of Credit" means a Letter of Credit-A or a Letter of Credit "B", and "Letters of Credit" means the Letters of Credit-A and the Letters of Credit-B.

                  "Letter of Credit-A" means a standby Letter of Credit issued pursuant to Article II of this Agreement and "Letters of Credit-A" means more than one Letter of Credit-A.

                  "Letter of Credit-B" means a standby Letter of Credit issued pursuant to Article III of this Agreement and "Letters of Credit-B" means more than one Letter of Credit-B.

                  "Letter of Credit Agreements" means the application and letter of credit agreements and other documents, if any, then required by the Issuing Bank now or hereafter executed by the Borrower, such agreements to be on the Issuing Bank's standard form (with such changes thereto as the Borrower and the Issuing Bank may agree from time to time) and completed in form and substance satisfactory to the Issuing Bank.

                  "Letter of Credit Liabilities" means the Letter of Credit Liabilities-A and the Letter of Credit Liabilities-B.

                  "Letter of Credit Liabilities-A" means, at any time, the aggregate undrawn face amounts of all outstanding Letters of Credit-A in Dollars calculated at the applicable Exchange Rate.

                  "Letter of Credit Liabilities-B" means, at any time, the sum of (a) the aggregate undrawn face amounts of all outstanding Letters of Credit-B plus (b) the outstanding amount of all Bank Guaranties, all in Dollars calculated at the applicable Exchange Rate.

                  "LIBOR Advances" means Advances the interest rates on which are determined on the basis of the rates referred to in the definition of "Adjusted LIBOR Rate".

                  "LIBOR Margin" has the meaning given to such term in Schedule 1.1.A.

                  "LIBOR Rate" means, for any LIBOR Advance for any Interest Period therefor, the rate per annum offered for Dollar deposits of not less than $1,000,000.00 for a period of time equal to such Interest Period as of 11:00 A.M. City of London, England time two (2) London Business Days prior to the first date of such Interest Period as shown on the display designated as "British Bankers Assoc. Interest Settlement Rates" on the Telerate System ("Telerate"), Page 3750 or Page 3740, or such other page or pages as may replace such pages on Telerate for the purpose of displaying such rate; provided, however, that if such rate is not available on Telerate then such offered rate shall be otherwise independently determined by the Agent from an alternate, substantially similar independent source available to the Agent or shall be calculated by the Agent by a substantially similar methodology as that theretofore used to determine such offered rate in Telerate.

                  "License Agreement" means any General Non-Exclusive Data License Agreement and any supplements thereto, or any similar agreement as supplemented, between the Borrower or any Guarantor and any other Person, which provides for the sale and licensing of a portion of the Borrower's or such Guarantor's data library.

                  "Lien" means any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

                  "Loan Documents" means this Agreement and all promissory notes, security agreements, deeds of trust, assignments, guaranties, and other instruments, documents, and agreements executed and delivered pursuant to or in connection with this Agreement, as such instruments, documents, and agreements may be amended, modified, renewed, extended, or supplemented from time to time.

                  "London Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions are generally authorized or obligated by law or executive order to close in the City of London, England.

                  "Marketable Securities" means (a) direct obligations issued or unconditionally guaranteed by the United States of America or issued by an agency thereof and fully backed by the full faith and credit of the United States of America owned by the Borrower or any Subsidiary which are not subject to any Lien, except for Liens created by operation of law, and (b) securities (as defined in Section 8.102 of the Texas Business and Commerce Code) that are listed and traded on the New York Stock Exchange, the American Stock Exchange or the NASDAQ - National Market System owned by the Borrower or any Subsidiary which are not subject to any Lien, except for Liens created by operation of law.

                  "Material Adverse Effect" means (a) a material adverse effect on (i) the business, operations, property, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, (ii) the ability of the Borrower and its Subsidiaries, taken as a whole, to perform their respective obligations under this Agreement or any of the other Loan Documents, or (iii) the validity or enforceability of this Agreement or any of the other Loan Documents, or the rights or remedies of the Agent, the Banks or the Issuing Bank hereunder or thereunder or (b) civil or criminal liability for the Agent or the Banks under Environmental Laws.

                  "Material Subsidiary" means any Subsidiary whose total assets have a value (determined in accordance with GAAP) which exceeds $25,000,000.00 for a period of ninety (90) consecutive days or more.

                  "Maximum Bank Credit Amount" has the meaning given to such term in the Indenture.

                  "Maximum Rate" means, with respect to any Bank and the holder of any Revolving Credit Note, the maximum nonusurious interest rate, if any, that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the indebtedness created under this Agreement, the Revolving Credit Notes or any other Loan Document under the laws which are presently in effect in the United States and the State of Texas applicable to the Banks, such holders and such indebtedness or, to the extent permitted by law, under such applicable laws of the United States and the State of Texas which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow. To the extent that Chapter 303 of the Texas Finance Code (the "Code"), is relevant to any Bank or any holder of any Revolving Credit Note for the purposes of determining the Maximum Rate, each such Person shall determine such applicable legal rate under the Code pursuant to the "weekly ceiling," from time to time in effect, as referred to and defined in Chapter 303 of the Code; subject, however, to the limitations on such applicable ceiling referred to and defined in Chapter 303 of the Code, and further subject to any right such Person may have subsequently, under applicable law, to change the method of determining the Maximum Rate. If no Maximum Rate is established by applicable law, then the Maximum Rate shall be equal to eighteen percent (18%).

                  "Multiemployer Plan" means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Borrower or any predecessor thereto or any ERISA Affiliate and which is covered by Title IV of ERISA.

                  "Non-Cash Charges" means as to any Person, for any period, depreciation, amortization and other non-cash charges (including amortization of the capitalized balance of the Data Library), determined in accordance with GAAP applied consistently.

                  "Obligated Party" means each Guarantor or any other Person who is or becomes party to any agreement pursuant to which such Person guarantees or secures payment and performance of the Obligations or any part thereof.

                  "Obligations" means all obligations, indebtedness and liabilities of the Borrower to the Agent, the Issuing Banks and the Banks, or any or some of them, arising pursuant to this Agreement or any of the Loan Documents, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the Obligations-A and the Obligations-B.

                  "Obligations-A" means all obligations, indebtedness and liabilities of the Borrower to the Agent, the Issuing Banks and the Banks, or any or some of them, arising from or in connection with (a) the Advances-A, the Revolving Credit Notes-A or Article II of this Agreement, (b) Borrower's contingent reimbursement obligations in respect of Letters of Credit-A, (c) all interest accruing on the items described in clauses (a) and (b) of this definition, and (d) all attorneys' fees and other expenses incurred in the enforcement of collection of the items described in clauses (a), (b) and (c) of this definition.

                  "Obligations-B" means all obligations, indebtedness and liabilities of the Borrower to the Agent, the Issuing Banks and the Banks, or any or some of them, arising from or in connection with (a) the Advances-B, the Revolving Credit Notes-B or Article III of this Agreement, (b) Borrower's contingent reimbursement obligations in respect of Letters of Credit-B and Bank Guaranties, (c) all interest accruing on the items described in clauses (a) and (b) of this definition, and (d) all attorneys' fees and other expenses incurred in the enforcement of collection of the items described in clauses (a), (b) and (c) of this definition.

                  "Parties" has the meaning given to such term in Section 14.20.

                  "Partnership" means Veritas Energy Services Partnership, an Alberta general partnership, and its successors and assigns.

                  "Payment Date" means, (a) in the case of Prime Rate Advances, the last day of each March, June, September and December, commencing September 30, 1998, (b) in the case of LIBOR Advances the last day of each Interest Period therefor, and (c) in the case of all Advances, the Revolving Credit Termination Date.

                  "Payor" has the meaning given to such term in Section 4.6.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

                  "Percentage" means at any time with respect to any Bank, such Bank's portion, expressed as a percentage, of the aggregate Revolving Credit Commitments.

                  "Permitted Liens" has the meaning assigned to it in Section 10.2.

                  "Permitted Subsidiary Indebtedness" means, with respect to Restricted Subsidiaries, Indebtedness in an aggregate principal amount outstanding up to the amount, if any, by which (a) ten percent (10%) of Consolidated Net Tangible Assets exceeds (b) the greater of (i) $20,000,000.00 or (ii) the aggregate principal amount of outstanding Indebtedness of Borrower incurred pursuant to Section 10.11(a) of the Indenture which is secured as permitted by the Indenture.

                  "Person" means any individual, corporation, business trust, association, company, partnership, joint venture, Governmental Authority, or other entity.

                  "Plan" means any employee benefit or other plan established or maintained by the Borrower or any ERISA Affiliate.

                  "Prime Rate" means, at any time, the rate of interest per annum then most recently published in The Wall Street

         Journal (or any successor publication if The Wall Street Journal is no longer published) in the "Money Rates" section (or such successor section) as the "Prime Rate." If a range of prime interest rates per annum is so published, "Prime Rate" shall mean the highest rate per annum in such published range. If the definition of "Prime Rate" is no longer published in The Wall Street Journal (or any successor publication), "Prime Rate" shall mean, at any time, the rate of interest per annum then most recently established by the Agent as its prime rate or equivalent base rate. Each change in any interest rate provided for herein based upon the Prime Rate resulting from a change in the Prime Rate shall take effect without notice to the Borrower or any Guarantor at the time of such change in the Prime Rate.

                  "Prime Rate Advances" means Advances that bear interest at rates based upon the Prime Rate.

                  "Prime Rate Margin" see Schedule 1.1.A.

                  "Principal Office" means the respective principal office of the Agent, the Issuing Banks and the Banks, presently located for such Persons at the addresses shown under the signature line of such Persons in this Agreement.

                  "Prohibited Transaction" means any transaction set forth in
         Section 406 of ERISA or Section 4975 of the Code.

                  "Quarterly Fee Payment Date" means the last day of each March, June, September, and December of each year, the first of which shall be December 31, 1999.

                  "Register" has the meaning assigned to it in Section 14.8(d).

                  "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

                  "Regulatory Change" means, with respect to a Bank, any change after the date of this Agreement in United States federal, state, or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives, or requests applying to a class of banks including such Bank of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  "Release" means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, disbursement, leaching, or migration of Hazardous Materials into the indoor or outdoor environment or into or out of property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water, ground water, or property.

                  "Remedial Action" means all actions required to (a) clean up, remove, treat, or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, or (c) perform pre-remedial studies and investigations in post-remedial monitoring and care.

                  "Reportable Event" means any of the events set forth in
         Section 4043 of ERISA.

                  "Required Banks" means Banks having Percentages aggregating sixty six and two thirds percent (66?%) or more, but not less than two Banks.

                  "Reserve Requirement" means, for any LIBOR Advance for any Interest Period therefor, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency Liabilities" as such term is used in Regulation D. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the Adjusted LIBOR Rate is to be determined, or (ii) any category of extensions of credit or other assets which include LIBOR Advances.

                  "Restricted Subsidiary" has the meaning given to such term in the Indenture. The Restricted Subsidiaries as of the Effective Date as listed on Schedule 1.1.C.

                  "Revolving Credit Commitment-A" means as to each Bank, the obligation of such Bank to make (a) Advances-A and (b) subject to applicable sublimits, to purchase participations in Letters of Credit-A pursuant to Section 4.15, in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Bank on the signature pages hereto or to the most recent amendment hereto under the heading "Revolving Credit Commitment-A," or on the signature pages of an Assignment and

         Acceptance, as the case may be, as such amount may be reduced pursuant to Section 2.7 or terminated pursuant to Section 2.7 or Section 12.2.

                  "Revolving Credit Commitment-B" means as to each Bank, the obligation of such Bank to make (a) Advances-B and (b) subject to applicable sublimits, to purchase participations in Letters of Credit-B pursuant to Section 4.15, in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Bank on the signature pages hereto or to the most recent amendment hereto under the heading "Revolving Credit Commitment-B," or on the signature pages of an Assignment and Acceptance, as the case may be, as such amount may be reduced pursuant to Section 3.7 or terminated pursuant to Section 3.7 or Section 12.2.

                  "Revolving Credit Commitments" means the Revolving Credit Commitment-A and the Revolving Credit Commitment-B.

                  "Revolving Credit Notes" means the Revolving Credit Notes-A and the Revolving Credit Notes-B.

                  "Revolving Credit Notes-A" means the promissory notes of the Borrower payable to the order of the Banks, in substantially the form attached hereto as Exhibit "A-1" with appropriate completions, and all extensions, renewals, replacements, modifications, supplements or rearrangements thereof from time to time, and "Revolving Credit Note-A" means any one of the Revolving Credit Notes-A.

                  "Revolving Credit Notes-B" means the promissory notes of the Borrower payable to the order of the Banks, in substantially the form attached hereto as Exhibit "A-2" with appropriate completions, and all extensions, renewals, replacements, modifications, supplements or rearrangements thereof from time to time, and "Revolving Credit Note-B" means any one of the Revolving Credit Notes-B.

                  "Revolving Credit Termination Date" means 11:00 A.M. Houston, Texas time on July 27, 2001, or such earlier date and time on which the Revolving Credit Commitment terminates as provided in this Agreement.

                  "RICO" means the Racketeer Influenced and Corrupt Organization Act of 1970, as amended from time to time.

                  "Secured Obligations" means (a) while the Indenture is in effect, the Obligations other than that portion of principal amount of the Obligations which exceeds, at the time of the determination thereof, the greater of (i) the greater of (A) ten percent (10%) of Consolidated Net Tangible

         Assets, or (B) the Maximum Bank Credit Amount and (ii) any less restrictive prohibition as may be found in the Indenture as a result of an amendment to the Indenture that would constitute an amendment to the Indenture under the definition of Indenture found in this Agreement and
         (b) after the termination of the Indenture, or after the elimination of the applicable restrictions therein contained regarding the granting of Liens by Restricted Subsidiaries to secure Indebtedness to the Banks and the incurrence of Indebtedness to the Banks, the Obligations.

                  "Security Agreement-Borrower" means a security agreement executed by the Borrower in favor of the Agent in substantially the form attached hereto as Exhibit "B" with appropriate completions, as the same may be amended, supplemented, or modified from time to time.

                  "Security Agreement-Guarantor" means (a) with respect to each Domestic Guarantor, a security agreement executed by such Domestic Guarantor in favor of the Agent in substantially the form attached hereto as Exhibit "C-1", (b) with respect to the Partnership, a security agreement executed by the Partnership in favor of Agent in substantially the form of Exhibit "C-2", (c) with respect to Digicon (Malaysia) the Charge Debenture (Malaysia), (d) with respect to Geophysical Limited, the Charge Debenture (U.K.) and (e) with respect to any other Foreign Guarantor a security agreement or other instrument having the same effect, securing the Obligations-B, in form and substance satisfactory to the Agent, executed by such Foreign Guarantor in favor of the Agent, all with appropriate completions, as the same may be amended, supplemented or modified from time to time, and "Security Agreements-Guarantors" means more than one Security Agreement-Guarantor.

                  "Senior Debt" means the Debt evidenced by the Senior Notes.

                  "Senior Funded Debt" means (a) Total Funded Debt minus (b) Subordinated Debt.

                  "Senior Funded Debt to EBITDA Ratio" means, at any time, (a) Senior Funded Debt at such time, divided by (b) EBITDA for the Calculation Period.

                  "Senior Notes" means (a) the Senior Notes due 2003 in the original aggregate principal amount of $75,000,000, issued by the Borrower pursuant to the Indenture dated October 23, 1996, and (b) the Senior Notes due 2003 in the original principal amount of $60,000,000 issued by the Borrower pursuant to the Indenture dated October 28, 1998.

                  "Stockholders Equity" has the meaning given to such term under GAAP.

                  "Subordinated Debt" means (a) Debt of a Person which has been subordinated to the Obligations in form and substance and upon terms satisfactory to the Agent, (b) publicly issued subordinated fixed rate debt securities which are issued on then existing market terms, or (c) privately issued subordinated fixed rate debt securities which are issued on then existing market terms, including, without limitation, any such debt securities issued under Rule 144A or Regulation S; provided, however, with respect to subordinated debt securities issued pursuant to clauses (b) or (c) above, such securities shall provide (i) for a maturity date thereof which is not less than six months after the Revolving Credit Termination Date, (ii) that no principal shall be payable thereon until that date which is six months after the Revolving Credit Termination Date, (iii) that no principal may be optionally prepaid, and, except for redemption upon a Change of Control (as defined in the trust indenture pursuant to which such securities are issued) as provided in the trust indenture pursuant to which such securities are issued, such securities shall not be subject to redemption until that date which is six months after the Revolving Credit Termination Date, and (iv) no principal or interest shall be payable thereon if an Event of Default shall have occurred and be continuing under Section 12.1(a), (e) or (f).

                  "Subordinated Debt Incurrence Date" means the date on which the Borrower incurs at least $75,000,000.00 of Subordinated Debt; provided, however, that the Subordinated Debt Incurrence Date shall occur not later than April 30, 2000; provided, however, that if the Subordinated Debt Incurrence Date does not occur by April 30, 2000, all provisions of this Agreement related to the Subordinated Debt Incurrence Date, including all changes in covenants and pricing which occur upon the Subordinated Debt Incurrence Date, shall become ineffective and void.

                  "Subsidiary" means any Person of which or in which the Borrower and its other Subsidiaries own or control, directly or indirectly, fifty percent (50%) or more of (a) the combined voting power of all classes having general voting power under ordinary circumstances to elect a majority of the directors or equivalent body of such Person, if it is a corporation, (b) the capital interest or profits interest of such Person, if it is a partnership, limited liability company, joint venture or similar entity, or (c) the beneficial interest of such Person, if it is a trust, association or other unincorporated association or organization.

                  "Systems" shall have the meaning given to such term in Section 8.21.

                  "Tax Expense" means, for any period, all expenses incurred during such period by the Borrower and its Subsidiaries, on a consolidated basis, in connection with income tax obligations, all as determined in accordance with GAAP applied consistently.

                  "Telerate" shall have the meaning given to such term in the definition of the term "LIBOR Rate".

                  "Total Funded Debt" means, at any time, (a) the aggregate obligations of the Borrower and its Subsidiaries (determined on a consolidated basis) for Debt for borrowed money, including, without limitation, the Letter of Credit Liabilities and Capital Lease Obligations, minus (b) Excess Cash.

                  "Total Funded Debt to Capitalization Ratio" means, at any time, (a) Total Funded Debt, divided by (b) the sum of (i) Total Funded Debt plus (ii) Stockholders Equity.

                  "Total Funded Debt to EBITDA Ratio" means, at any time, (a) Total Funded Debt at such time, divided by (b) EBITDA for the Calculation Period.

                  "Type" means any type of Advance (i.e. Prime Rate Advance or LIBOR Advance).

                  "UCC" means the Uniform Commercial Code as in effect in the State of Texas from time to time.

                  "Unbilled Receivables" means accounts receivable arising from sales of the Borrower's or any Guarantor's data library, with respect to which work has been performed by the Borrower or such Guarantor, goods have been shipped by the Borrower or such Guarantor and such goods have been delivered to and received by the account debtor, but which, as provided by the payment schedule contained in the related License Agreement, cannot be billed to the account debtor until a future date, and which (a) as of any date, are billable within 365 days from such date, (b) are accounted for by the Borrower or such Guarantor under GAAP as Unbilled Receivables, and (c) are included in the accounts receivable of the Borrower or such Guarantor.

                  "Year 2000 Compliant" shall have the meaning given to such term in Section 8.21.

         Section I.2. Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC.

                                   ARTICLE II.

                       Advances-A and Letters of Credit-A

         Section II.1. Revolving Credit Commitments-A. Subject to the terms and conditions of this Agreement, each Bank severally agrees to make one or more Advances-A to the Borrower from time to time from the date hereof to and including the Revolving Credit Termination Date in an aggregate principal amount at any time outstanding up to but not exceeding the amount of such Bank's Revolving Credit Commitment-A, provided that the aggregate amount of all Advances-A at any time outstanding shall not exceed the lesser of (a) the aggregate of the Revolving Credit Commitments-A minus the outstanding Letter of Credit Liabilities-A and (b) the Borrowing Base-A minus the outstanding Letter of Credit Liabilities-A. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, the Borrower may borrow, repay, and reborrow hereunder the aggregate amount of the Revolving Credit Commitments-A by means of Advances-A. Each Advance-A made by each Bank shall be made and maintained at such Bank's Principal Office.

         Section II.2. The Revolving Credit Notes-A. The obligation of the Borrower to repay the Advances-A and interest thereon shall be evidenced by a Revolving Credit Note-A executed by the Borrower, payable to the order of each Bank, in the principal amount of such Bank's Revolving Credit Commitment-A as originally in effect and dated the date hereof or such later date as may be required with respect to transactions contemplated by Section 14.8.

         Section II.3. Repayment of Advances-A. The Borrower shall repay the unpaid principal amount of all Advances-A on the Revolving Credit Termination Date.

         Section II.4. Interest. The unpaid principal amount of the Advances-A shall bear interest prior to maturity at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate, and (b) the Applicable Rate. If at any time the Applicable Rate for any Advance-A shall exceed the Maximum Rate, thereby causing the interest accruing on such Advance-A to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate for such Advance-A shall not reduce the rate of interest on such Advance-A below the Maximum Rate until the aggregate amount of interest accrued on such Advance-A equals the aggregate amount of interest which would have accrued on such Advance-A if the Applicable Rate had at all times been in effect. Accrued and unpaid interest on the Advances-A shall be due and payable as follows:

                  (i) on each Payment Date; and

                  (ii) on the Revolving Credit Termination Date.

Notwithstanding the foregoing, any outstanding principal of any Advance-A and (to the fullest extent permitted by law) any other amount payable by the Borrower under this Agreement or any other Loan Document that is not paid in full when due (whether at stated maturity, by acceleration, or otherwise) shall bear interest at the Default Rate for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand.

         Section II.5. Use of Proceeds. The proceeds of Advances-A shall be used by the Borrower to refinance existing debt and for general corporate purposes (including the purchase of fixed assets) in the ordinary course of business.

         Section II.6. Revolving Credit Commitment-A Fee. The Borrower agrees to pay to the Agent for the account of each Bank a commitment fee on the daily average unused amount of such Bank's Revolving Credit Commitment-A for the period from and including the date of this Agreement to and including the Revolving Credit Termination Date at the rate per annum set forth on Schedule 1.1.A. under "Rate for Non-Use Fee" based on a 360 day year and the actual number of days elapsed. Accrued commitment fee shall be payable in arrears on each Quarterly Fee Payment Date and on the Revolving Credit Termination Date.

         Section II.7. Reduction or Termination of Revolving Credit Commitment-A. The Borrower shall have the right to terminate in whole or reduce in part the unused portion of the Revolving Credit Commitments-A upon at least three Business Days prior notice (which notice shall be irrevocable) to the Agent specifying the effective date thereof, whether a termination or reduction is being made, and the amount of any partial reduction, provided, however, that the Revolving Credit Commitments-A shall never be reduced below an amount equal to the aggregate outstanding Letter of Credit Liabilities-A. Each partial reduction shall be in the amount of $1,000,000 or an integral multiple thereof and the Borrower shall simultaneously prepay the Advances-A by the amount by which the unpaid principal amount of the Advances-A plus the

Letter of Credit Liabilities-A exceeds the Revolving Credit Commitments-A (after giving effect to such notice) plus accrued and unpaid interest on the principal amount so prepaid. The Revolving Credit Commitments-A may not be reinstated after they have been terminated or reduced.

         Section II.8. Letters of Credit-A. (a) Subject to, and upon the terms, conditions, covenants and agreements contained herein and in the Letter of Credit Agreements, prior to the Revolving Credit Termination Date, the Issuing Bank agrees to issue irrevocable standby letters of credit ("Letters of Credit-A"), in form satisfactory to the Issuing Bank, for the account of the Borrower or any Domestic Guarantor; provided, however, that the outstanding Letter of Credit Liabilities-A shall not at any time exceed the least of (i) $20,000,000.00, (ii) an amount equal to the aggregate amount of the Revolving Credit Commitments-A minus the outstanding Advances-A, and (iii) the Borrowing Base-A minus the outstanding Advances-A. In the event of an actual conflict between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Agreement, then the terms and conditions of this Agreement shall prevail. Letters of Credit-A shall expire no later than ten (10) days prior to the Revolving Credit Termination Date, must be satisfactory in form to the Issuing Bank, and must be issued pursuant to a Letter of Credit Agreement. No Letter of Credit-A shall require any payment by the Issuing Bank to the beneficiary thereof pursuant to a drawing prior to the third Business Day following presentment of a draft and any related documents to the Issuing Bank.

         (b) On or before the Revolving Credit Termination Date, the Borrower agrees to deposit with and pledge to the Agent cash or cash equivalent investments in an amount equal to all outstanding Letter of Credit Liabilities-A.

         Section II.9. Payments Constitute Advances-A. Each payment by the Issuing Bank pursuant to a drawing under a Letter of Credit-A shall constitute and be deemed an Advance-A by each Bank in its Percentage of the aggregate Revolving Credit Commitments-A to the Borrower under such Bank's Revolving Credit Note-A and this Agreement as of the day and time such payment is made by the Issuing Bank and in the Dollar equivalent at the applicable Exchange Rate of the aggregate amount of such payment.


                                  ARTICLE III.

               Advances-B; Letters of Credit-B and Bank Guaranties

         Section III.1. Revolving Credit Commitments-B. Subject to the terms and conditions of this Agreement, each Bank severally agrees to make one or more Advances-B to the Borrower from time to time from the date hereof to and including the Revolving Credit

Termination Date in an aggregate principal amount at any time outstanding up to but not exceeding the amount of such Bank's Revolving Credit Commitment-B, provided that the aggregate amount of all Advances-B at any time outstanding shall not exceed the lesser of (i) the aggregate of the Revolving Credit Commitments-B minus the outstanding Letter of Credit Liabilities-B and (ii) the Borrowing Base-B minus the outstanding Letter of Credit Liabilities-B. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, the Borrower may borrow, repay, and reborrow hereunder the aggregate amount of the Revolving Credit Commitments-B by means of Advances-B. Each Advance-B made by each Bank shall be made and maintained at such Bank's Principal Office.

         Section III.2. The Revolving Credit Notes-B. The obligation of the Borrower to repay the Advances-B and interest thereon shall be evidenced by a Revolving Credit Note-B executed by the Borrower, payable to the order of each Bank, in the principal amount of such Bank's Revolving Credit Commitment-B as originally in effect and dated the date hereof or such later date as may be required with respect to transactions contemplated by Section 14.8.

         Section III.3. Repayment of Advances-B. The Borrower shall repay the unpaid principal amount of all Advances-B on the Revolving Credit Termination Date.

         Section III.4. Interest. The unpaid principal amount of the Advances-B shall bear interest prior to maturity at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate, and (b) the Applicable Rate. If at any time the Applicable Rate for any Advance-B shall exceed the Maximum Rate, thereby causing the interest accruing on such Advance-B to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate for such Advance-B shall not reduce the rate of interest on such Advance below the Maximum Rate until the aggregate amount of interest accrued on such Advance-B equals the aggregate amount of interest which would have accrued on such Advance-B if the Applicable Rate had at all times been in effect. Accrued and unpaid interest on the Advances-B shall be due and payable as follows:

         (a) on each Payment Date; and

         (b) on the Revolving Credit Termination Date.

Notwithstanding the foregoing, any outstanding principal of any Advance-B and (to the fullest extent permitted by law) any other amount payable by the Borrower under this Agreement or any other Loan Document that is not paid in full when due (whether at stated maturity, by acceleration, or otherwise) shall bear interest at the Default Rate for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand.

         Section III.5. Use of Proceeds. The proceeds of Advances-B shall be used by the Borrower for general corporate purposes (including the purchase of fixed assets) in the ordinary course of business.

         Section III.6. Revolving Credit Commitment-B Fee. The Borrower agrees to pay to the Agent for the account of each Bank a commitment fee on the daily average unused amount of such Bank's Revolving Credit Commitment-B for the period from and including the date of the Third Amendment to Loan Agreement amending this Agreement, to and including the Revolving Credit Termination Date at the rate per annum set forth on Schedule 1.1.A. under "Rate for Non-Use Fee" based on a 360 day year and the actual number of days elapsed. Accrued commitment fee shall be payable in arrears on each Quarterly Fee Payment Date and on the Revolving Credit Termination Date.

         Section III.7. Reduction or Termination of Revolving Credit Commitment-B. The Borrower shall have the right to terminate in whole or reduce in part the unused portion of the Revolving Credit Commitments-B upon at least three Business Days prior notice (which notice shall be irrevocable) to the Agent specifying the effective date thereof, whether a termination or reduction is being made, and the amount of any partial reduction, provided, however, that the Revolving Credit Commitments-B shall never be reduced below an amount equal to the aggregate outstanding Letter of Credit Liabilities-B. Each partial reduction shall be in the amount of $1,000,000 or an integral multiple thereof and the Borrower shall simultaneously prepay the Advances-B by the amount by which the unpaid principal amount of the Advances-B plus the Letter of Credit Liabilities-B exceeds the Revolving Credit Commitments-B (after giving effect to such notice) plus accrued and unpaid interest on the principal amount so prepaid. The Revolving Credit Commitments-B may not be reinstated after they have been terminated or reduced.

         Section III.8. Letters of Credit-B; Bank Guaranties. (a) Subject to, and upon the terms, conditions, covenants and agreements contained herein and in the Letter of Credit Agreements, prior to the Revolving Credit Termination Date, the Issuing Bank agrees to issue irrevocable standby letters of credit ("Letters of Credit-B"), in form satisfactory to the Issuing Bank, for the account of the Borrower or any Foreign Guarantor; provided, however, that the outstanding Letter of Credit Liabilities-B shall not at any time exceed the least of (i) $5,000,000.00, (ii) an amount equal to the aggregate amount of the Revolving Credit Commitments-B minus the outstanding Advances-B, and (iii) the Borrowing Base-B minus the outstanding Advances-B.

In the event of an actual conflict between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Agreement, then the terms and conditions of this Agreement shall prevail. Letters of Credit-B shall expire no later than ten (10) days prior to the Revolving Credit Termination Date, must be satisfactory in form to the Issuing Bank, and must be issued pursuant to a Letter of Credit Agreement. No Letter of Credit-B shall require any payment by the Issuing Bank to the beneficiary thereof pursuant to a drawing prior to the third Business Day following presentment of a draft and any related documents to the Issuing Bank.

         (b) At the sole discretion of Bank Guarantor, and subject to, and upon the terms, conditions, covenants and agreements contained herein, prior to the Revolving Credit Termination Date, Bank Guarantor may issue Bank Guaranties for the account of the Borrower or any Foreign Guarantor in form acceptable to Bank Guarantor in its sole discretion; provided, however, that Bank Guarantor shall have no obligation to issue any Bank Guaranty; and provided, further, that the outstanding Letter of Credit Liabilities-B shall not at any time exceed the least of (i) $5,000,000.00, (ii) an amount equal to the aggregate amount of the Revolving Credit Commitments-B minus the outstanding Advances-B, and (iii) the Borrowing Base-B minus the outstanding Advances-B.

         (c) On or before the Revolving Credit Termination Date, the Borrower agrees to deposit with and pledge to the Agent cash or cash equivalent investments in an amount equal to all outstanding Letter of Credit Liabilities-B.

         Section III.9. Payments Constitute Advances-B. Each payment by the Issuing Bank pursuant to a drawing under a Letter of Credit-B and each payment by Bank Guarantor under a Bank Guaranty shall constitute and be deemed an Advance-B by each Bank in its Percentage of the aggregate Revolving Credit Commitments-B to the Borrower under such Bank's Revolving Credit Note-B and this Agreement as of the day and time such payment is made by the Issuing Bank or the Bank Guarantor and in the Dollar equivalent at the applicable Exchange Rate of the aggregate amount of such payment.


                                   ARTICLE IV.

                 Borrowing Procedure; Payments; Facilities Fees;
                      Matters Related to Letters of Credit;
        Matters Related to Advances; Designation of Additional Guarantors

         Section IV.1. Borrowing Procedure. Borrower shall give the Agent notice by means of an Advance Request Form-A of each requested Advance-A and by means of an Advance Request Form-B of each Requested Advance-B at least one Business Day before the requested date of a Prime Rate Advance, and at least three (3) days before the requested date of a LIBOR Advance, specifying: (a) the requested date of such Advance (which shall be a Business Day), (b) the amount of such Advance, (c) the Type of the Advance, and (d) in the case of a LIBOR Advance, the duration of the Interest Period for such Advance. The Agent at its option may accept telephonic requests for Advances, provided that such acceptance shall not constitute a waiver of the Agent's right to delivery of the appropriate Advance Request Form in connection with subsequent Advances. Any telephonic request for an Advance by the Borrower shall be promptly continued by submission of a properly completed Advance Request Form to the Agent. Each Advance shall be in a minimum principal amount of $500,000.00 or an integral multiple thereof. The Agent shall notify each Bank of the contents of each such notice. Not later than 11:00 A.M. Houston, Texas time on the date specified for each Advance hereunder, each Bank will make available to the Agent at the Principal Office in immediately available funds, for the account of the Borrower, its Percentage of each Advance. After the Agent's receipt of such funds and subject to the other terms and conditions of this Agreement, the Agent will make each Advance available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower (designated by the Borrower) maintained with the Agent at the Agent's Principal Office. All notices under this Section shall be irrevocable and shall be given not later than 11:00 A.M. Houston, Texas, time on the day which is not less than the number of Business Days specified above for such notice.

         Section IV.2. Method of Payment. All payments of principal, interest, and other amounts to be made by the Borrower under this Agreement and the other Loan Documents shall be made to the Agent at its Principal Office for the account of each Bank's Principal Office in Dollars and in immediately available funds, without setoff, deduction, or counterclaim, not later than 11:00 A.M., Houston, Texas time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrower shall, at the time of making each such payment, specify to the Agent the sums payable by the Borrower under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event that the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Agent may apply such payment to the Obligations in such order and manner as it may elect in its sole discretion, subject to Section 4.5 hereof). Each payment received by the Agent under this Agreement or any other Loan Document for the account of a Bank shall be paid promptly to such Bank, in immediately available funds, for the account of such Bank's Principal Office. Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.

         Section IV.3. Voluntary Prepayment. The Borrower may prepay the Advances in whole at any time or from time to time in part without premium or penalty; provided that each partial prepayment shall be in the principal amount of $500,000.00 or an integral multiple thereof and provided further that no such prepayment shall relieve the Borrower of its obligations under Section 5.2 or
5.6 hereof.

         Section IV.4. Mandatory Prepayment. (a) If at any time the sum of the outstanding Advances-A plus the outstanding Letter of Credit Liabilities-A exceeds the Borrowing Base-A, the Borrower shall promptly (and in any event within fifteen (15) Business Days after the earlier of (i) the discovery of such excess by the Borrower and (ii) the delivery by the Borrower of the Borrowing Base Report-A indicating such excess) prepay the outstanding Advances-A by the amount of the excess plus accrued and unpaid interest on the amount so prepaid or, if no Advances-A are outstanding (either before or after such prepayments), the Borrower shall immediately pledge to the Agent for the benefit of itself, the Issuing Bank, and the Banks, cash or cash equivalent investments in an amount equal to the excess as security for the Obligations-A.

         (b) If at any time the sum of the outstanding Advances-B plus the outstanding Letter of Credit Liabilities-B exceeds the Borrowing Base-B, the Borrower shall promptly (and in any event within fifteen (15) Business Days after the earlier of (i) the discovery of such excess by the Borrower and (ii) the delivery by the Borrower of the Borrowing Base Report-B indicating such excess) prepay the outstanding Advances-B by the amount of the excess plus accrued and unpaid interest on the amount so prepaid or, if no Advances-B are outstanding (either before or after such prepayments), the Borrower shall immediately pledge to the Agent for the benefit of itself, the Issuing Bank, and the Banks, cash or cash equivalent investments in an amount equal to the excess as security for the Obligations-B.

         Section IV.5. Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each Advance shall be made by the Banks under Section 2.1 or 3.1 or deemed made by the Banks under Section 2.9 or 3.9 pro rata in accordance with their respective Percentages, (b) each payment of fees under
Section 2.6 and letter of credit fees under Section 4.14 shall be made for the account of the Banks pro rata in accordance with their respective Percentages,
(c) each termination or reduction of the Revolving Credit Commitments under
Section 2.7 or 3.7 shall be applied to the Revolving Credit Commitments-A or the Revolving Credit Commitments-B, as applicable, pro rata according to the respective unused Revolving Credit Commitments-A or Revolving Credit Commitments-B, (d) each Letter of Credit and Bank Guaranty shall be deemed participated in by the Banks, pro rata in accordance with their respective Percentages; and (e) each payment and prepayment of principal of or interest on the Advances-A or the Advances-B by the Borrower shall be made to the Agent for the account of the Banks pro rata in accordance with the respective unpaid principal amounts of the Advances-A or the Advances-B held by such Banks.

         Section IV.6. Non-Receipt of Funds by the Agent. Unless the Agent shall have been notified by a Bank or the Borrower (the "Payor") prior to the date on which such Bank is to make payment to the Agent of the proceeds of an Advance to be made or participated in as applicable, by it hereunder or the Borrower is to make a payment to the Agent for the account of one or more of the Banks, as the case may be (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient of such payment shall, on demand, pay to the Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such period.

         Section IV.7. Withholding Tax Exemption. Each Bank that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to the Borrower and the Agent two duly completed copies of Form 1001 or 4224, certifying in either case that such Bank is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any United States federal income taxes. Each Bank which so delivers a Form 1001 or 4224 further undertakes to deliver to the Borrower and the Agent two additional copies of such form (or a successor form) on or before the date such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, in each case certifying that such Bank is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank advises the Borrower and the Agent that it is not capable of receiving such payments without any deduction or withholding of United States federal income tax.

         Section IV.8. Computation of Interest. Interest on the Advances and all other amounts payable by the Borrower hereunder shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

         Section IV.9. Conversions and Continuation. The Borrower shall have the right from time to time to Convert all or part of an Advance of one Type into an Advance of another Type or to Continue LIBOR Advances of one Type as Advances of the same Type by giving the Agent written notice at least one (1) Business Day before Conversion into a Prime Rate Advance, and at least three (3) Business Days before Conversion into or Continuation of a LIBOR Advance, specifying: (a) the Conversion or Continuation date, (b) the amount of the Advance to be Converted or Continued, (c) in the case of Conversions, the Type of Advance to be Converted into, and (d) in the case of a Continuation of or Conversion into a LIBOR Advance, the duration of the Interest Period applicable thereto; provided that (i) LIBOR Advances may only be Converted on the last day of the applicable Interest Period, and (ii) except for Conversions into Prime Rate Advances, no Conversions shall be made while a Default or an Event of Default has occurred and is continuing. All notices under this Section shall be irrevocable and shall be given not later than 11:00 A.M. Houston, Texas time on the day which is not less than the number of Business Days specified above for such notice. If the Borrower shall fail to give the Agent the notice as specified above for Continuation or Conversion of a LIBOR Advance prior to the end of the Interest Period with respect thereto, such LIBOR Advance shall be Converted automatically into a Prime Rate Advance on the last day of the then current Interest Period for such LIBOR Advance.

         Section IV.10. Limitation on Guarantors, Liability for the Obligations. Notwithstanding any provision of this Agreement or any other Loan Documents to the contrary, no Guarantor shall be liable for any Obligations in excess of the sum of (a) the Secured Obligations plus (b) Permitted Subsidiary Indebtedness.

         Section IV.11. Application of Payments. If an Event of Default has occurred, all principal payments shall first be applied to that principal portion of the Obligations that does not constitute Secured Obligations, but neither the Agent nor any Bank shall be required to keep any separate records in respect thereof, and this agreement regarding application shall apply automatically.

         Section IV.12. Letter of Credit Procedure. Each Letter of Credit shall be issued upon receipt by the Issuing Bank of a written request of the Borrower (a "Credit Request"), together with a duly executed Letter of Credit Agreement, not later than 11:00 A.M., (Houston, Texas time) three Business Days prior to the date set for the issuance of such Letter of Credit. Each Credit Request shall contain or specify, among other things:

                  (a) the proposed date of the issuance of the Letter of Credit, which shall be a Business Day;

                  (b) the stated amount of the Letter of Credit;

                  (c) the date of expiration of the Letter of Credit;

                  (d) the name and address of the beneficiary of the Letter of Credit;

                  (e) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder;

                  (f) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder;

                  (g) the purpose of the Letter of Credit; and

                  (h) the aggregate amount of Letter of Credit Liabilities-A or Letter of Credit Liabilities-B, as applicable, (including the requested Letter of Credit) to be existing on the date of issuance of such requested Letter of Credit.

         Section IV.13. Amendments to Letters of Credit. Any request for amendment to or extension of the expiry date of any previously issued Letter of Credit shall be submitted pursuant to a Credit Request by the Borrower to the Issuing Bank not later than three Business Days prior to the date of the proposed amendment or extension. The Issuing Bank shall not amend or extend the expiry date of any Letter of Credit if the issuance of a new Letter of Credit having the same terms and conditions as such Letter of Credit as so amended or extended would be prohibited by any provision of this Agreement.

         Section IV.14. Letter of Credit Fees. The Borrower agrees in all instances, to pay to the Issuing Bank a letter of credit fee for the account of the Banks that is equal to the rate per annum set forth on schedule 1.1.A. under "Rate For Letters of Credit" of the Dollar equivalent at the applicable Exchange Rate of the face amount of each Letter of Credit (with a $400.00 minimum letter of credit fee per Letter of Credit issued), each computed from the date of issuance until the stated expiry date based on the initial face amount of such Letter of Credit, and payable in advance, non-refundable, and based on a year of 360 days.

         Section IV.15. Participation by Banks. By the issuance of any Letter of Credit or Bank Guaranty and without any further action on the part of the Issuing Bank or any of the Banks in respect thereof, the Issuing Bank (in the case of a Letter of Credit) or Bank Guarantor (in the case of a Bank Guaranty) hereby grants to each Bank and each Bank hereby agrees to acquire from the Issuing Bank or the Bank Guarantor a participation in each such Letter of Credit or Bank Guaranty and the related Letter of Credit Liabilities, effective upon the issuance thereof without recourse or warranty, equal to such Bank's Percentage of such Letter of Credit or Bank Guaranty and Letter of Credit Liabilities. The Issuing Bank shall provide a copy of each Letter of Credit and Bank Guaranty to each other Bank promptly after issuance. This agreement to grant and acquire participations is an agreement between the Issuing Bank, the Bank Guarantor and the Banks, and neither the Borrower nor any beneficiary of a Letter of Credit or Bank Guaranty shall be entitled to rely thereon. The Borrower agrees that each Bank purchasing a participation from the Issuing Bank pursuant to this Section 4.15 may exercise all its rights to payment against the Borrower including the right of setoff, with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation.

         Section IV.16. Obligations Absolute. The obligations of the Borrower under this Agreement and the other Loan Documents (including without limitation the obligation of the Borrower to reimburse the Issuing Bank for draws under any Letter of Credit) shall be joint and several, absolute, unconditional, and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the other Loan Documents under all circumstances whatsoever, including without limitation the following circumstances:

                  (a) Any lack of validity or enforceability of any Letter of Credit or any other Loan Document;

                  (b) Any amendment or waiver of or any consent to departure from any Loan Document;

                  (c) The existence of any claim, set-off, counterclaim, defense or other rights which Borrower, any Obligated Party, or any other Person may have at any time against any beneficiary of any Letter of Credit, the Issuing Bank, or any other Person, whether in connection with this Agreement or any other Loan Document or any unrelated transaction; or

                  (d) Any statement, draft, or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever.

         Section IV.17. Limitation of Liability. The Borrower assumes all risks of the acts or omissions of any beneficiary of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Issuing Bank, the Agent, any Bank nor any of their officers or directors shall have any responsibility or liability to the Borrower or any other Person for: (a) errors, omissions, interruptions, or delays in transmission or delivery of any messages, or (b) the validity, sufficiency, or genuineness of any draft or other document, or any endorsement(s) thereon, even if any such draft, document or endorsement should in fact prove to be in any and all respects invalid, insufficient, fraudulent, or forged or any statement therein is untrue or inaccurate in any respect, provided that in each case such actions taken or omitted by the Issuing Bank, the Agent or any Bank are done or omitted in the absence of gross negligence or willful misconduct. The Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

         Section IV.18. Letter of Credit Agreements. Certain additional provisions regarding the obligations, liabilities, rights, remedies and agreements of the Borrower and the Issuing Bank relative to the Letters of Credit shall be set forth in the Letter of Credit Agreements.

         Section IV.19. Replacement of the Issuing Bank. The Borrower may, with the approval of the Required Banks, appoint a successor Issuing Bank hereunder upon the condition precedent that such successor Issuing Bank shall become a party to this Agreement and expressly agree to be bound by the terms and conditions contained in this Agreement pertaining to the Issuing Bank. Upon the appointment of a successor Issuing Bank, the Issuing Bank replaced by such successor Issuing Bank shall cease to issue Letters of Credit but shall continue to carry out its obligations hereunder and shall continue to have the benefit of this Agreement and the other Loan Documents with respect to the outstanding Letters of Credit issued by it until all such Letters of Credit have expired and any drawings thereunder have been reimbursed in full.

         Section IV.20. No Advances. Neither the Agent nor any Bank shall have any obligation to make any Advance if an Event of Default has occurred and is continuing.

         Section IV.21. Designation of Additional Guarantors; Revocation of Designation. (a) The Borrower may designate any Domestic Subsidiary which is not a Guarantor to be a Domestic Guarantor by (i) causing such Domestic Subsidiary to execute a

Guaranty Agreement-Domestic and a Security Agreement-Guarantor in substantially the form attached hereto as Exhibit "C-1", (ii) preparing a Borrowing Base Report-A which includes such Domestic Subsidiary and which evidences that the outstanding Advances-A plus the Letter of Credit Liabilities-A do not exceed the lesser of the Borrowing Base-A (with such Domestic Subsidiary included) or the Revolving Credit Commitments-A, and (iii) delivering to the Agent notice that such Domestic Subsidiary is to be a Domestic Guarantor together with the Guaranty Agreement-Domestic, the Security Agreement-Guarantor and the Borrowing Base Report-A described above. Any such Domestic Subsidiary shall be deemed a Domestic Guarantor five (5) Business Days following the date on which the Borrower delivers the documents described in clause (iii) of the preceding sentence to the Agent.

         (b) The Borrower may designate any Foreign Subsidiary which is not a Guarantor to be a Foreign Guarantor by (i) causing such Foreign Subsidiary to execute a Guaranty Agreement-Foreign and a Security Agreement-Guarantor in the form described in clause (e) of the definition of the term "Security Agreement-Guarantor", (ii) preparing a Borrowing Base Report-B which includes such Foreign Subsidiary and which evidences that the outstanding Advances-B plus the Letter of Credit Liabilities-B do not exceed the lesser of the Borrowing Base-B (with such Foreign Subsidiary included) or the Revolving Credit Commitments-B, and (iii) delivering to the Agent notice that such Foreign Subsidiary is to be a Foreign Guarantor together with the Guaranty Agreement-Foreign, the Security Agreement-Guarantor and the Borrowing Base Report-B described above. Any such Foreign Subsidiary shall be deemed a Foreign Guarantor five (5) Business Days following the date on which the Borrower delivers the documents described in clause (iii) of the preceding sentence to the Agent.

         (c) The Borrower may determine that any Foreign Subsidiary which has been designated to be a Foreign Guarantor pursuant to Section 4.21(b) shall cease to be a Foreign Guarantor by delivering to the Agent (i) a Borrowing Base Report-B which does not include such Foreign Guarantor and which evidences that the outstanding Advances-B plus the Letter of Credit Liabilities-B do not exceed the lesser of the Borrowing Base-B (without such Foreign Guarantor) or the Revolving Credit Commitments-B, (ii) evidence satisfactory to the Agent that such Foreign Guarantor is not a Material Subsidiary, and (iii) notice that such Foreign Guarantor is no longer to be a Foreign Guarantor. Five (5) Business Days following the date on which the Borrower delivers the documents described in the preceding sentence to the Agent any such Foreign Guarantor shall cease to be a Guarantor and such Person's Guaranty Agreement-Foreign and Security Agreement-Guarantor shall be null and void.

                                   ARTICLE V.

                         Yield Protection and Illegality

         Section V.1. Capital Adequacy. If after the date hereof, any adoption or implementation of any applicable law, rule, or regulation regarding capital adequacy (including, without limitation, any law, rule, or regulation implementing the Basle Accord), or any change therein, or any change in the interpretation or administration thereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by such Bank (or its parent) with any guideline, request, or directive regarding capital adequacy (whether or not having the force of law) of any such central bank or other Governmental Authority (including, without limitation, any guideline or other requirement implementing the Basle Accord), has or would have the effect of reducing the rate of return on such Bank's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which such Bank (or its parent) could have achieved but for such adoption, implementation, change, or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within ten (10) Business Days after demand by the such Bank (with a copy to the Agent), the Borrower agrees to pay to such Bank (or its parent) such additional amount or amounts as will compensate such Bank for such reduction. Any such demand shall be accompanied by a certificate of such Bank claiming compensation under this Section and setting forth in reasonable detail the calculation of the additional amount or amounts to be paid to it hereunder shall be conclusive (absent manifest error), provided that the determination thereof is made on a reasonable basis. In determining such amount or amounts, such Bank may use any reasonable averaging and attribution methods.

         Section V.2. Additional Costs. The Borrower shall pay (without duplication of amounts owing under other Sections of this Article V) directly to each Bank from time to time such amounts as such Bank may determine to be necessary to compensate it for any costs incurred by such Bank which the Bank determines are attributable to its making or maintaining of any LIBOR Advances hereunder or its obligation to make any of such Advances hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of any such Advances or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:

                  (a) changes the basis of taxation of any amounts payable to such Bank under this Agreement or its Revolving Credit Note in respect of any of such Advances (other than taxes imposed on the overall net income of such Bank or its Applicable Lending Office for any of such Advances by the jurisdiction in which such Bank has its principal office or such Applicable Lending Office);

                  (b) imposes or modifies any reserve, special deposit, minimum capital, capital ratio, or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, the Bank (including any of such Advances or any deposits referred to in the definition of "LIBOR Rate" in
         Section 1.1; or

                  (c) imposes any other condition affecting this Agreement or the Revolving Credit Notes or any of such extensions of credit or liabilities or commitments.

Each Bank will notify the Borrower of any event occurring after the date of this Agreement which will entitle such Bank to compensation pursuant to this Section
5.2 as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and will designate a different Applicable Lending Office for the Advances affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Bank, violate any law, rule, or regulation or be in any way disadvantageous to such Bank, provided that such Bank shall have no obligation to so designate an Applicable Lending Office located in the United States of America. Each Bank will furnish the Borrower with a certificate setting forth in reasonable detail the basis and the amount of each request of such Bank for compensation under this Section 5.2, and the Borrower shall not be obligated to pay under this Section 5.2 prior to receipt of such certificate. If a Bank requests compensation from the Borrower under this Section 5.2, the Borrower may, by notice to such Bank and the Agent suspend the obligation of such Bank to make or Continue making, or Convert Advances into, Advances of the Type with respect to which such compensation is requested until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.5 hereof shall be applicable). Determinations and allocations by a Bank for purposes of this Section 5.2 of the effect of any Regulatory Change on its costs of maintaining its obligations to make Advances or of making or maintaining Advances or on amounts receivable by it in respect of Advances, and of the additional amounts required to compensate such Bank in respect of any Additional Costs, shall be conclusive absent manifest error, provided that such determinations and allocations are made on a reasonable basis and in good faith.

         Section V.3. Limitation on LIBOR Advances. Anything herein to the contrary notwithstanding, if with respect to any LIBOR Advances for any Interest Period therefor:

                  (a) The Agent determines (which determination shall be conclusive absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of "LIBOR Rate" in
         Section 1.1 hereto are not being provided in the relative amounts or for the relative maturities for purposes of determining the rate of interest for such Advances as provided in this Agreement; or

                  (b) A Bank determines (which determination shall be conclusive absent manifest error) that the relevant rates of interest referred to in the definition of "LIBOR Rate" in Section 1.1 hereto on the basis of which the rate of interest for such Advances for such Interest Period is to be determined do not accurately reflect the cost to such Bank of making or maintaining such Advances for such Interest Period;

then such Bank shall give the Borrower prompt notice thereof and the relevant amounts or periods, and so long as such condition remains in effect, such Bank shall be under no obligation to make additional LIBOR Advances or to Convert Prime Rate Advances into LIBOR Advances and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding LIBOR Advances, either prepay such Advances or Convert such Advances into Prime Rate Advances in accordance with the terms of this Agreement.

         Section V.4. Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for a Bank or its Applicable Lending Office to (a) honor its obligation to make LIBOR Advances hereunder or
(b) maintain LIBOR Advances hereunder, then such Bank shall promptly notify the Borrower thereof and such Bank's obligation to make or maintain LIBOR Advances and to Convert Prime Rate Advances into LIBOR Advances hereunder shall be suspended until such time as such Bank may again make and maintain LIBOR Advances (in which case the provisions of Section 5.5 hereof shall be applicable).

         Section V.5. Treatment of Certain LIBOR Advances. If the LIBOR Advances of a Bank are to be Converted pursuant to Section 5.2, 5.3 or 5.4 hereof, such Bank's LIBOR Advances shall be automatically Converted into Prime Rate Advances on the last day(s) of the then current Interest Period(s) for the LIBOR Advances (or, in the case of a Conversion required by Section 5.4 hereof, on such earlier date as such Bank may specify to the Borrower, such earlier date to be not earlier than the date the Bank gives notice thereof to the Borrower) and, unless and until such Bank gives notice as provided below that the circumstances specified in Section 5.2, 5.3 or 5.4 hereof which gave rise to such Conversion no longer exist:

                  (a) To the extent that the Bank's LIBOR Advances have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Bank's LIBOR Advances shall be applied instead to its Prime Rate Advances; and

                  (b) All Advances which would otherwise be made or Continued by a Bank as LIBOR Advances shall be made as or Converted into Prime Rate Advances and all Advances of such Bank which would otherwise be Converted into LIBOR Advances shall be Converted instead into (or shall remain as) Prime Rate Advances.

If a Bank gives notice to the Borrower that the circumstances specified in
Section 5.2, 5.3 or 5.4 hereof which gave rise to the Conversion of such Bank's LIBOR Advances pursuant to this Section 5.5 no longer exist (which such Bank agrees to do promptly upon such circumstances ceasing to exist) at a time when any LIBOR Advances are outstanding, the Bank's Prime Rate Advances shall be automatically Converted to LIBOR Advances, on the first day(s) of the next succeeding Interest Period(s) for such outstanding LIBOR Advances to the extent necessary so that, after giving effect thereto, all Advances held by the Bank holding LIBOR Advances and by such Banks are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Commitments.

         Section V.6. Compensation. The Borrower shall pay (without duplication of amounts owing under other Sections of this Article V) to the Banks, upon the request of the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of the Agent) to compensate the Banks for any actual loss, cost, or expense incurred by them as a result of:

                  (a) Any payment, prepayment or Conversion of a LIBOR Advance for any reason (including, without limitation, the acceleration of the outstanding Advances pursuant to Section 12.2) on a date other than the last day of an Interest Period for such Advance; or

                  (b) Any failure by the Borrower for any reason (including, without limitation, the failure of any conditions precedent specified in Article VII to be satisfied) to borrow, Convert, or prepay a LIBOR Advance on the date for such borrowing, Conversion, or prepayment, specified in the relevant notice of borrowing, prepayment, or Conversion under this Agreement.

The Agent shall furnish the Borrower with a certificate setting forth in reasonable detail the basis and amount of each request for compensation under this Section 5.6, and the Borrower shall not be obligated to pay under this
Section 5.6 prior to receipt of such certificate.

                                   ARTICLE VI.

                                    Security

         Section VI.1. Collateral. To secure full and complete payment and performance of the Secured Obligations, the Borrower shall execute and deliver or cause to be executed and delivered the documents described below covering the property and collateral described in this Section 6.1 each in form and substance satisfactory to the Agent, (which, together with any other property and collateral which may now or hereafter secure the Secured Obligations or any part thereof, is sometimes herein called the "Collateral"):

                  (a) The Borrower and the Guarantors shall respectively execute the Security Agreement-Borrower and the Security Agreements-Guarantors pursuant to which such Persons shall, subject to the provisions of
         Section 6.3, grant to the Agent for the benefit of the Banks a first priority security interest in all of their respective domestic, and as applicable, foreign, trade accounts and accounts receivable whether now owned or hereafter acquired, and all products and proceeds thereto.

                  (b) The Borrower and the Guarantors shall execute and cause to be executed, subject to the provisions of Section 6.3, such further documents and instruments, including without limitation, as applicable, financing statements under the Uniform Commercial Code and the laws of the applicable Provinces of Canada, as the Agent, in its sole discretion, deems necessary or desirable to create, preserve, evidence, and perfect its liens and security interests in the Collateral.

         Section VI.2. Setoff. If an Event of Default shall have occurred and is continuing, the Agent, the Issuing Bank and each Bank are hereby authorized at any time and from time to time, without notice to Borrower (any such notice being hereby expressly waived by the Borrower), to set off and apply any and all deposits (general, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Issuing Bank, the Agent or such Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement, the Revolving Credit Notes, or any other Loan Document, irrespective of whether or not the Agent, the Issuing Bank or such Bank shall have made any demand under this Agreement, the Revolving Credit Notes or any other Loan Document and although such Obligations may be unmatured. The Issuing Bank, the Agent and each Bank agree promptly to notify the Borrower (with a copy to the Agent) after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of the Issuing Bank, the Agent and each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Issuing Bank, the Agent and such Bank may have.

         SECTION VI.3. SPECIAL PROVISIONS REGARDING SECURITY INTERESTS AND SECURITY AGREEMENTS. NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT TO THE CONTRARY, (a) THE LIENS CREATED BY THE SECURITY AGREEMENT-BORROWER AND THE SECURITY AGREEMENTS-GUARANTORS SHALL NOT COVER OR APPLY TO ANY OBLIGATIONS WHICH ARE NOT SECURED OBLIGATIONS, (b) THE LIENS CREATED BY THE SECURITY AGREEMENT-BORROWER AND THE SECURITY AGREEMENTS-GUARANTORS SHALL NOT BECOME EFFECTIVE UNLESS AND UNTIL AN EVENT OF DEFAULT OCCURS; HOWEVER, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, THE LIENS CREATED BY THE SECURITY AGREEMENT-BORROWER AND THE SECURITY AGREEMENTS-GUARANTORS SHALL IMMEDIATELY AND AUTOMATICALLY BECOME EFFECTIVE WITHOUT ANY FURTHER ACT OF ANY KIND BY THE AGENT OR ANY BANK AND WITHOUT NOTICE TO OR CONSENT FROM THE BORROWER, ANY GUARANTOR OR ANY OTHER PERSON, AND (c) EXCEPT AS OTHERWISE AGREED BETWEEN THE BORROWER AND THE AGENT, THE AGENT SHALL NOT FILE OR RECORD ANY FINANCING STATEMENTS OR OTHER DOCUMENTS EVIDENCING THE LIENS CREATED BY THE SECURITY AGREEMENT-BORROWER OR THE SECURITY AGREEMENTS-GUARANTORS UNLESS AND UNTIL AN EVENT OF DEFAULT HAS OCCURRED; HOWEVER UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, THE AGENT MAY FILE OR RECORD ALL SUCH DOCUMENTS WITHOUT NOTICE TO OR CONSENT FROM THE BORROWER, ANY GUARANTOR OR ANY OTHER PERSON.


                                  ARTICLE VII.

                              Conditions Precedent

         Section VII.1. Conditions to Advances-A. This Agreement is not effective, and the obligation of each Bank to make any initial Advance-A and of the Issuing Bank to issue any Letter of Credit-A is subject to the condition precedent that the Agent shall have received (or waived or postponed in writing the requirement that it receive) on or before the day of such Advance-A or Letter of Credit-A issuance all of the items set forth below in form and substance satisfactory to the Agent.

                  (a) Certificate - Borrower. A certificate of the Secretary or an Assistant Secretary of the Borrower certifying (i) resolutions of the Board of Directors of the Borrower which authorize the execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents to which the Borrower is or is to be a party hereunder, and (ii) the names and signatures of the officers of the Borrower authorized to sign this Agreement and each of the other Loan Documents to which the Borrower is or is to be a party hereunder.

                  (b) Certificate - Domestic Guarantors. A certificate of the Secretary or an Assistant Secretary of each Domestic Guarantor certifying (i) resolutions of the Board of Directors of such Domestic Guarantor which authorize the execution, delivery and performance by such Domestic Guarantor of the Loan Documents to which such Domestic Guarantor is or is to be a party hereunder, and (ii) the names and signatures of the officers of such Domestic Guarantor authorized to sign the Loan Documents to which such Domestic Guarantor is or is to be a party hereunder.

                  (c) Articles of Incorporation - Borrower and Domestic Guarantors. The articles of incorporation of Borrower and each Domestic Guarantor certified by the Secretary of State of state of incorporation of such Person.

                  (d) Bylaws - Borrower and Domestic Guarantors. The bylaws of the Borrower and each Domestic Guarantor, certified by the Secretary or an Assistant Secretary of such Person.

                  (e) Governmental Certificates - Borrower. Certificates of the appropriate government officials of the state of organization of Borrower as to the existence and good standing of Borrower.

                  (f) Governmental Certificates - Domestic Guarantors. Certificates of the appropriate government officials of the jurisdiction of organization of each Domestic Guarantor as to the existence and good standing of such Domestic Guarantor.

                  (g) Revolving Credit Notes. The Revolving Credit Notes-A and the Revolving Credit Notes-B executed by the Borrower.

                  (h) Security Agreement-Borrower. The Security
         Agreement-Borrower executed by Borrower.

                  (i) Security Agreements-Domestic Guarantors. A Security Agreement-Guarantor executed, as applicable, by each of the Domestic Guarantors.

                  (j) Financing Statements. Uniform Commercial Code or other applicable financing statements executed by the Borrower and the Domestic Guarantors and covering the Collateral.

                  (k) Guaranty Agreements - Domestic Guarantors. A Guaranty Agreement-Domestic executed by each Domestic Guarantor.

                  (l) Fees. A fee in the amount of $25,000.00.

                  (m) UCC Searches. Uniform Commercial Code searches showing all financing statements on file against Borrower and the Domestic Guarantors in the offices of the Secretary of State of Texas and Delaware.

                  (n) Opinion of Counsel. A favorable opinion of legal counsel to the Borrower and the Domestic Guarantors in such form as the Agent may request.

         Section VII.2. Conditions to Advances-B. The obligation of each Bank to make any initial Advance-B and of the Issuing Bank to issue any Letter of Credit-B is subject to the condition precedent that the Agent shall have received (or waived or postponed in writing the requirement that it receive) on or before the day of such Advance-B or Letter of Credit-B issuance all of the items set forth below in form and substance satisfactory to the Agent.

                  (a) Conditions to Advances-A Satisfied. Each of the conditions to making the initial Advance-A or issuing the initial Letter of Credit-A set forth in Section 7.1 shall have been satisfied.

                  (b) Certificate - Foreign Guarantors. A certificate of the Secretary, an Assistant Secretary or other appropriate officer of each Foreign Guarantor certifying (i) resolutions of the Board of Directors or other appropriate governing body of such Foreign Guarantor which authorize the execution, delivery and performance by such Foreign Guarantor of the Loan Documents to which such Foreign Guarantor is or is to be a party hereunder, and (ii) the names and signatures of the officers of such Foreign Guarantor authorized to sign the Loan Documents to which such Foreign Guarantor is or is to be a party hereunder.

                  (c) Organizational Documents - Foreign Guarantors. The organizational documents of each Foreign Guarantor and the general partners of the Partnership, certified by the appropriate governmental official of the jurisdiction of organization of such Person.

                  (d) Governing Documents - Foreign Guarantors. The bylaws or, as applicable, other similar governing documents of each Foreign Guarantor and the general partners of the Partnership, certified by the Secretary, an Assistant Secretary or other applicable officer of such Person.

                  (e) Partnership Agreement. The partnership agreement of the Partnership certified by all of the partners of the Partnership.

                  (f) Governmental Certificates - Foreign Guarantors. Certificates of the appropriate government officials of the jurisdiction of organization of each Foreign Guarantor (other than the Partnership) and the partners of the Partnership as to the existence and good standing of each such Person.

                  (g) Security Agreements-Foreign Guarantors. A Security Agreement-Guarantor executed by the Partnership, the Charge Debenture (Malaysia) executed by Digicon (Malaysia), and the Charge Debenture (U.K.) executed by Geophysical Limited, together with any other documents which may be required by the jurisdiction of organization of any such Person in order to perfect the Agent's Liens with respect to the Collateral in such jurisdiction.

                  (h) Evidence of Filing or Other Perfection. Evidence that the Charge Debenture (U.K.) executed by Geophysical Limited and the Charge Debenture (Malaysia) executed by Digicon (Malaysia) have been recorded or filed as necessary to perfect the Liens created thereby in favor of the Agent.

                  (i) Guaranty Agreements - Foreign Guarantors. A Guaranty Agreement-Foreign executed by each Foreign Guarantor.

                  (j) Canadian Searches. Uniform Commercial Code or other applicable search showing all financing statements and other documents or instruments on file against the Partnership in the Province of Alberta, Canada, and evidencing that there are no Liens against the accounts receivable of the Partnership, except Liens in favor of the Agent.

                  (k) Other Foreign Searches. A company registry search for Geophysical Limited in England and Wales and Digicon (Malaysia) in the Federation of Malaysia evidencing that there are no Liens against the accounts receivable of such Foreign Guarantors, except Liens in favor of the Agent.

                  (l) Opinion of Counsel. A favorable opinion of legal counsel to the Borrower and the Guarantors in such form as the Agent may request.

         Section VII.3. All Advances. The obligation of each Bank to make any Advance and of the Issuing Bank to issue any Letter of Credit is subject to the additional conditions precedent set forth below.

                  (a) Items Required by Agreement. The Agent shall have received the items required by Section 4.1 and 4.12, as applicable.

                  (b) No Default. No Default shall have occurred and be continuing, or would result from such Advance and/or Letter of Credit issuance, as applicable.

                  (c) Representations and Warranties. All of the representations and warranties contained in Article VIII hereof and in the other Loan Documents shall be true and correct on and as of the date of such Advance and/or Letter of Credit issuance, as applicable with the same force and effect as if such representations and warranties had been made on and as of such date.

                  (d) Additional Documentation. The Agent shall have received such additional approvals, opinions, or documents as the Agent or its legal counsel may request.


                                  ARTICLE VIII.

                         Representations and Warranties

         To induce the Agent, the Issuing Bank and the Banks to enter into this Agreement, the Borrower represents and warrants to each such Person that:

         Section VIII.1. Corporate Existence. The Borrower and each Subsidiary
(a) is a corporation or partnership duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or organization; (b) has all requisite corporate and partnership, as applicable, power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a material adverse effect on its business, condition (financial or otherwise), operations, prospects, or properties. The Borrower and each Guarantor has the corporate or partnership, as applicable, power and authority to execute, deliver and perform its obligations under this Agreement and the other Loan Documents to which it is or may become a party.

         Section VIII.2. Financial Statements. The Borrower has delivered to the Agent audited consolidated financial statements of the Borrower and its Subsidiaries as at and for the fiscal year ended July 31, 1999. Such financial statements have been prepared in accordance with GAAP, and fairly and accurately present, on a consolidated basis, the financial condition of the Borrower and its Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. Neither the Borrower nor any of its Subsidiaries has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments except as referred to or reflected on such financial statements. There has been no material adverse change in the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower or any of its Subsidiaries since the effective date of the most recent financial statements referred to in this Section.

         Section VIII.3. Corporate Action: No Breach. The execution, delivery, and performance by the Borrower of this Agreement and the other Loan Documents to which the Borrower is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite corporate action on the part of the Borrower and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation or bylaws or other organizational documents of the Borrower or any of its Subsidiaries, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any agreement or instrument to which the Borrower or any of its Subsidiaries is a party or by which any of them or any of their property is bound or subject, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien (except as provided in Article VI) upon any of the revenues or assets of the Borrower or any Subsidiary.

         Section VIII.4. Operation of Business. The Borrower and each of its Subsidiaries possess all licenses, permits, franchises, patents, copyrights, trademarks, and tradenames, or rights thereto, necessary to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted, and the Borrower and each of its Subsidiaries are not in violation of any valid rights of others with respect to any of the foregoing in any respect that could reasonably be expected to have a Material Adverse Effect.

         Section VIII.5. Litigation and Judgments. Except as disclosed on
Schedule 8.5 hereto, there is no action, suit, investigation, or proceeding before or by any Governmental Authority or arbitrator pending (in respect of which process has been served on Borrower or any of its Subsidiaries), or to the knowledge of the Borrower, threatened against or affecting the Borrower or any Subsidiary, that would, if adversely determined, have a Material Adverse Effect. There are no outstanding judgments against the Borrower or any Subsidiary, except as disclosed on Schedule 8.5 hereto.

         Section VIII.6. Rights in Properties: Liens. The Borrower and each Subsidiary have good and indefeasible title to or valid leasehold interests in all material respects in their respective properties and assets, real and personal, including the properties, assets and leasehold interests reflected in the financial statements described in Section 8.2, and none of the properties, assets or leasehold interests of the Borrower or any Subsidiary is subject to any Lien, except as permitted by Section 10.2.

         Section VIII.7. Enforceability. This Agreement constitutes, and the other Loan Documents to which the Borrower is party, when delivered, and subject to Section 6.3, shall constitute legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights and by general equitable principles.

         Section VIII.8. Approvals. No authorization, approval, or consent of, and no filing or registration with, any Governmental Authority or third party is or will be necessary for the execution, delivery, or performance by the Borrower of this Agreement and the other Loan Documents to which the Borrower is or may become a party or the validity or enforceability thereof, except for (a) and subject to Section 6.3, filings and recordings in respect of the Liens created pursuant to Loan Documents, (b) those which have been obtained or made prior to the date hereof, and (c) authorizations, approvals, consents, filings and registrations to be made in the ordinary course of business in connection with the Borrower's performance of its obligations hereunder.

         Section VIII.9. Debt. The Borrower and its Subsidiaries have no Debt, except Debt permitted by Section 10.1.

         Section VIII.10. Taxes. The Borrower and each Subsidiary have filed all tax returns (federal, state, local and foreign) required to be filed, including all income, franchise, employment, property, and sales tax returns, and have paid all of their respective liabilities for taxes, assessments, governmental charges and other levies that are due and payable. The Borrower knows of no pending investigation of the Borrower or any Subsidiary by any taxing authority or of any pending but unassessed tax liability of the Borrower or any Subsidiary.

         Section VIII.11. Use of Proceeds: Margin Securities. Neither the Borrower nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

         Section VIII.12. ERISA. The Borrower and each Subsidiary are in compliance in all material respects with all applicable provisions of ERISA and the applicable provisions of the Code relating thereto. No Reportable Event which is required to be reported to the PBGC pursuant to Section 4043(b) of ERISA or Prohibited Transaction which could reasonably be expected to have a Material Adverse Effect has occurred and is continuing with respect to any Plan. No notice of intent to terminate a Plan has been filed, nor has any Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings. Neither the Borrower nor any ERISA Affiliate (nor any predecessor to the Borrower or any ERISA Affiliate) has completely or partially withdrawn from a Multiemployer Plan. The Borrower and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their Plans, and the present value of all vested benefits under each Plan do not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with ERISA. Neither the Borrower nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA.

         Section VIII.13. Disclosure. No statement, information, report, representation, or warranty made by the Borrower in this Agreement or in any other Loan Document or furnished to the Agent or any Bank in connection with this Agreement or any of the transactions contemplated hereby (but excluding all projections and proforma financial statements which shall have been prepared in good faith and based upon reasonable assumptions) contains any untrue statement of a material fact and all such statements, information, reports, representations and warranties, taken as a whole, do not omit to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to the Borrower which has a Material Adverse Effect, or which could reasonably be expected to have, in the reasonable judgment of the Borrower, in the future a Material Adverse Effect, that has not been disclosed in writing to the Agent.

         Section VIII.14. Subsidiaries. The Borrower has no Subsidiaries other than those listed on Schedule 8.14 hereto, and Schedule 8.14 sets forth the jurisdiction of organization or incorporation of each Subsidiary and the percentage of the Borrower and its Subsidiaries ownership of the outstanding voting stock of each such Subsidiary. All of the outstanding capital stock of each Subsidiary has been validly issued, is fully paid, and is nonassessable.

         Section VIII.15. Agreements; Indenture Defaults. (a) Neither the Borrower nor any Guarantor is a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction which could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Guarantor is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party where such default or the effect thereof could reasonably be expected to result in a Material Adverse Effect.

         (b) Neither the making of any Advance nor the issuance of any Letter of Credit will constitute or result in the creation of a Default or an Event of Default (as defined in the Indenture) under the terms and provisions of the Indenture. No Default or Event of Default (as defined in the Indenture) exists under the terms and provisions of the Indenture.

         Section VIII.16. Compliance with Laws. Neither the Borrower nor any Subsidiary is in violation of any law, rule, regulation, order, or decree of any Governmental Authority or arbitrator except where such Person's failure to do so could not reasonably be expected to result in a Material Adverse Effect.

         Section VIII.17. Inventory. All inventory that is produced by the Borrower and its Subsidiaries has been and will hereafter be produced in compliance with all applicable laws, rules, regulations, and governmental standards, domestic and foreign, including, without limitation, the minimum wage and overtime provisions of the Fair Labor Standards Act, as amended (29 U.S.C. 201-219), and the regulations promulgated thereunder except where such Person's failure to do so could not reasonably be expected to result in a Material Adverse Effect and except as disclosed on Schedule 8.5 hereto.

         Section VIII.18. Investment Company Act. Neither the Borrower nor any Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Section VIII.19. Public Utility Holding Company Act. Neither the Borrower nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Section VIII.20. Environmental Matters. Except as disclosed on Schedule
8.20 hereto:

                  (a) The Borrower, each Subsidiary, and all of their respective properties, assets, and operations are in full compliance with all Environmental Laws, except for occurrences of noncompliance which could not individually, or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Borrower is not aware of, nor has the

         Borrower received notice of, any past, present, or future conditions, events, activities, practices, or incidents which may interfere with or prevent the compliance or continued compliance of the Borrower and its Subsidiaries with all Environmental Laws, except for occurrences of noncompliance which could not individually, or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (b) The Borrower and each Subsidiary have obtained all permits, licenses, and authorizations that are required under applicable Environmental Laws, and all such permits are in good standing and the Borrower and its Subsidiaries are in compliance with all of the terms and conditions of such permits, except where failure to obtain or comply with such permits, licenses or authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (c) No Hazardous Materials exist on, about, or within or have been used, generated, stored, transported, disposed of on, or Released from any of the properties or assets of the Borrower or any Subsidiary except (i) in amounts that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and (ii) for dynamite and other explosives for which such Person possesses all licenses and permits necessary to comply with all Environmental Laws and other federal, state, local and foreign laws, regulations and requirements pertaining to the use, possession, disposal, storage or sale thereof, and such use, possession, disposal, storage or sale thereof is in compliance with Environmental Laws and such other laws, regulations and requirements except where failure to obtain or comply with such licenses or permits or to comply with such laws, regulations or requirements could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The use which the Borrower and its Subsidiaries make and intend to make of their respective properties and assets will not result in the use, generation, storage, transportation, accumulation, disposal, or Release of any Hazardous Material on, in, or from any of their properties or assets except (i) in amounts that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and
         (ii) for dynamite and other explosives for which such Person possesses all licenses and permits necessary to comply with all Environmental Laws and other federal, state, local and foreign laws, regulations and requirements pertaining to the use, possession, disposal, storage or sale thereof, and such use, possession, disposal, storage or sale thereof is in compliance with Environmental Laws and such other laws, regulations and requirements, except where failure to comply with such laws, regulations or requirements could not, individually or in the aggregate reasonably be expected to have a Materially Adverse Effect;

                  (d) Neither the Borrower nor any of its Subsidiaries nor any of their respective currently or previously owned or leased properties or operations is subject to any outstanding or, to the best of its knowledge, threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or docketed administrative proceeding with respect to (i) failure to comply with Environmental Laws, (ii) Remedial Action, or (iii) any Environmental Liabilities arising from a Release or threatened Release, which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

                  (e) There are no conditions or circumstances associated with the currently or previously owned or leased properties or operations of the Borrower or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect;

                  (f) Neither the Borrower nor any of its Subsidiaries is a treatment, storage, or disposal facility requiting a permit under the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., regulations thereunder or any comparable provision of state law. The Borrower and its Subsidiaries are in compliance with all applicable financial responsibility requirements of all Environmental Laws except where failure to be in such compliance could not reasonably be expected to have a Material Adverse Effect;

                  (g) Neither the Borrower nor any of its Subsidiaries has filed or failed to file any notice required under applicable Environmental Law reporting a Release, which Release or any aggregation thereof, or failure to file, could reasonably be expected to have a Material Adverse Effect; and

                  (h) To the best of the Borrower's knowledge, no Lien arising under any Environmental Law has attached to any property or revenues of the Borrower or its Subsidiaries.

         Section VIII.21. Year 2000. (a) All devices, systems, machinery, information technology, computer software and hardware, and other date sensitive technology owned or controlled by the Borrower or its Subsidiaries (jointly and severally, the "Systems") necessary for the Borrower and its Subsidiaries to carry on their business as presently conducted and as contemplated to be conducted in the future are Year 2000 Compliant or will be Year 2000 Compliant within a period of time calculated to result in no material disruption of any of the Borrower's or any Subsidiary's business operations. For purposes of these provisions, "Year 2000 Compliant" means that the Systems are designed to be used prior to, during and after the Gregorian calendar year 2000 A.D. and will operate during each such time period without error relating to date data, specifically including any error relating to, or the product of, date data which represents or references different centuries or more that one century.

         (b) The Borrower has (i) undertaken a detailed inventory, review and assessment of all areas within its and its Subsidiaries' businesses and operations that could be adversely affected by the failure of the Borrower or any Subsidiary to be Year 2000 Compliant on a timely basis, (ii) developed a detailed plan and time line for becoming Year 2000 Compliant on a timely basis and (iii) to date, implemented that plan in accordance with that timetable in all material respects.

         (c) The Borrower has made, and has caused each Subsidiary to make, written inquiry of each of its key suppliers, vendors and customers, and has obtained, and has caused each Subsidiary to obtain, in writing confirmations from all such Persons as to whether such Persons have initiated programs to become Year 2000 Compliant. On the basis of such confirmations, the Borrower reasonably believes that all of such Persons will be or become so compliant. For purposes hereof, "key suppliers, vendors and customers" refers to those suppliers, vendors and customers of the Borrower and its Subsidiaries whose business failure would, with reasonable probability, result in a Material Adverse Effect.

         Section 8.22. Guarantors. The assets of each Subsidiary which is not a Guarantor as of the Effective Date have a value (determined in accordance with GAAP) of less than $20,000,000.00. The assets of all the Subsidiaries which are not Guarantors as of the Effective Date have an aggregate value (determined in accordance with GAAP), as of the Effective Date, which is not more than sixteen percent (16%) of the aggregate value (determined in accordance with GAAP) of the assets of Borrower and all its Subsidiaries.


                                   ARTICLE IX.

                              Affirmative Covenants

         The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Bank has any Commitment hereunder or the Issuing Bank has any obligation to issue any Letter of Credit hereunder or any Letter of Credit Liabilities exist, the Borrower will perform and observe the following positive covenants:

         Section IX.1. Reporting Requirements. The Borrower will furnish the items set forth below to the Agent, the Issuing Bank and the Banks.

                  (a) Annual Financial Statements. As soon as available, and in any event within five (5) days after the filing deadline therefor, a copy of the Form 10-K Annual Report of the Borrower filed with the Securities and Exchange Commission or any successor agency; provided, however that the financial statements contained in such report shall be audited by independent certified public accountants acceptable to the Agent.

                  (b) Quarterly 10-Q of the Borrower. As soon as available, and in any event within five (5) days after the filing deadline therefor, a copy of the Form 10-Q Quarterly Reports of the Borrower filed with the Securities and Exchange Commission or any successor agency.

                  (c) Compliance Certificate. Concurrently with the delivery of each of the Form 10-K's or Form 10-Q's, as applicable, referred to in subsections 9.1(a) and 9.1(b), and on the Subordinated Debt Incurrence Date, a Compliance Certificate of the chief financial officer, the chief accounting officer, the treasurer or the assistant treasurer of the Borrower or another officer of the Borrower acceptable to the Agent
         (i) stating, among other things, that no Default or Event of Default has occurred and is continuing, or if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, and (ii) showing in reasonable detail the calculations demonstrating compliance with Article XI; provided, however, that the Compliance Certificate delivered on the Subordinated Debt Incurrence Date (A) shall only show calculations demonstrating compliance with Sections 11.4, 11.7 and 11.8 and (B) shall be based upon the most current available financial statements and information of the Borrower, provided, however, that such financial statements and information shall have an effective date which is not more than sixty (60) days prior to the Subordinated Debt Incurrence Date.

                  (d) Annual Projected Financial Statements and Capital Expenditure Projections. Concurrently with the delivery of the Form 10-K's referred to in subsection 9.1(a) above, projected financial statements for the upcoming fiscal year of the Borrower and its Subsidiaries, including projected capital expenditures, in form and detail satisfactory to the Agent and prepared under the supervision of the chief financial officer or the chief accounting officer of the Borrower or another officer of the Borrower acceptable to the Agent.

                  (e) Monthly Borrowing Base Report/Agings/Unbilled Receivables.
         (i) Upon the request of the Agent or if at the end of any month there are outstanding Advances-A or Letter of Credit Liabilities-A, as soon as available, and in any event within forty-five (45) days after the end of such month, a Borrowing Base Report-A in form and detail satisfactory to the Agent, including, without limitation, (A) a reconciliation of accounts receivable including a calculation and description of all accounts which are not or should not be included in the definition of "Eligible Domestic/Domestic Accounts", "Eligible Domestic/Foreign Accounts", "Eligible Domestic/Domestic Unbilled Receivables" and "Eligible Domestic/Foreign Unbilled Receivables", (B) detailed agings of accounts receivable (with respect to all domestic accounts receivable) and accounts payable, and (C) a detailed prospective monthly billing schedule for the next twelve (12) months for all Eligible Domestic/Domestic Unbilled Receivables and all Domestic/Foreign Unbilled Receivables, all certified by the chief financial officer, the chief accounting officer or the treasurer of the Borrower; and (ii) upon the request of the Agent or if at the end of any month there are outstanding Advances-B or Letter of Credit Liabilities-B, as soon as available, and in any event within forty-five
         (45) days after the end of such month, a Borrowing Base Report-B in form and detail satisfactory to the Agent, including, without limitation, (A) a reconciliation of accounts receivable including a calculation and description of all accounts which are not or should not be included in the definition of "Eligible Foreign/Foreign Accounts",
         (B) detailed agings of accounts receivable (with respect to all foreign accounts receivable) and accounts payable, and (C) a detailed prospective monthly billing schedule for the next twelve (12) months for all Eligible Foreign/Foreign Unbilled Receivables, all certified by the chief financial officer, the chief accounting officer, the treasurer or the assistant treasurer of the Borrower or another officer of the Borrower acceptable to the Agent.

                  (f) Address List for Account Debtors. Within fifteen (15) days after the request therefor by the Agent, an address list for all of the Borrower's and the Guarantors' account debtors in form and detail satisfactory to the Agent.

                  (g) Management Letters. Promptly upon receipt thereof by the chief financial officer, the chief accounting officer, the treasurer or the assistant treasurer of the Borrower, a copy of any management letter or written report submitted to the Borrower by independent certified public accountants with respect to the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower and its Subsidiaries.

                  (h) Additional Restricted Subsidiaries. Not less than forty-five (45) days after the end of each Fiscal Quarter the names of any Subsidiaries which became Restricted Subsidiaries during such Fiscal Quarter and any Subsidiaries which ceased to be Restricted Subsidiaries during such Fiscal Quarter.

                  (i) Notice of Litigation. Promptly after the service of process or notice thereof, notice of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting the Borrower or any Subsidiary which could, in the opinion of the management of the Borrower, reasonably be expected to have a Material Adverse Effect.

                  (j) Notice of Default. As soon as possible and in any event within fifteen (15) days after any of the chief executive officer, the chief financial officer, the chief accounting officer, the treasurer or any other employee serving in a comparable capacity (regardless of title) of the Borrower or any Guarantor obtains any knowledge, becomes aware or should have known through the exercise of prudent business judgment of the occurrence of any Default, a written notice setting forth the details of such Default and the action that the Borrower has taken and proposes to take with respect thereto.

                  (k) ERISA Reports. Upon the request of the Agent from time to time copies of all reports, including annual reports, and notices which the Borrower or any Subsidiary files with or receives from the PBGC, the U.S. Department of Labor under ERISA or the Internal Revenue Service under the Code; and as soon as possible and in any event within five days after the Borrower or any Subsidiary knows or has reason to know that any Reportable Event which is required to be reported to the PBGC pursuant to Section 4043 (b) of ERISA or Prohibited Transaction which could be reasonably expected to have a Material Adverse Effect has occurred with respect to any Plan or that the PBGC or the Borrower or any Subsidiary has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, a certificate of the chief financial officer of the Borrower setting forth the details as to such Reportable Event or Prohibited Transaction or Plan termination and the action that the Borrower proposes to take with respect thereto.

                  (l) Notice of Material Adverse Change. As soon as possible and in any event within fifteen (15) days after any of the chief executive officer, the chief financial officer, the chief accounting officer, the treasurer or any other employee serving in a comparable capacity (regardless of title) of the Borrower or any Guarantor obtains any knowledge, becomes aware or should have known through the exercise of prudent business judgment of the occurrence thereof, written notice of any matter that could reasonably be expected to have a Material Adverse Effect.

                  (m) Proxy Statements, Etc. As soon as available, one copy of each financial statement, report, notice or proxy statement sent by the Borrower or any Subsidiary to its stockholders generally and one copy of each regular, periodic or special report, registration statement, or prospectus, including, without limitation, each 8-K Current Report, filed by the Borrower or any Subsidiary with the Securities and Exchange Commission or any successor agency or with any securities exchange.

                  (n) Notice of Actual or Contingent Liabilities. As soon as possible, and in any event within five (5) Business Days after any of the chief executive officer, the chief financial officer, the chief accounting officer, the treasurer or any other employee serving in a comparable capacity (regardless of title) of the Borrower or any Guarantor obtains any knowledge, becomes aware or should have known through the exercise of prudent business judgment of the occurrence thereof, written notice of any actual or contingent liabilities which, if resolved adversely to such Person could reasonably be expected to have a Material Adverse Effect.

                  (o) General Information. Within such a time period as Agent may reasonably request, such additional information and statements, lists of assets and liabilities, tax returns, financial statements, reporting statements and any other reports with respect to the Borrower's or any Subsidiary's financial condition, business operations and properties as the Agent may reasonably request from time to time.

         Section IX.2. Maintenance of Existence: Conduct of Business. Except as provided in Section 10.3, the Borrower will preserve and maintain, and will cause each Guarantor to preserve and maintain, its corporate existence and all of its leases, privileges, licenses, permits, franchises, qualifications, and rights that are necessary or desirable in the ordinary conduct of its business, except if (a) in the reasonable business judgment of the Borrower or such Guarantor, as applicable, it is in the best economic interest not to preserve and maintain such rights and franchises, and (b) such failure to preserve and maintain such leases, privileges, licenses, permits, franchises, qualifications and rights could not reasonably be expected to have a Material Adverse Effect. The Borrower will conduct, and will cause each Subsidiary to conduct, its businesses in an orderly and efficient manner in accordance with good business practices.

         Section IX.3. Maintenance of Properties. The Borrower will maintain, keep, and preserve, and cause each Subsidiary to maintain, keep, and preserve, in all material respects, all of its properties (tangible and intangible) necessary in the proper conduct of its business in good working order and condition.

         Section IX.4. Taxes and Claims. The Borrower will pay or discharge, and will cause each Subsidiary to pay or discharge, at or before maturity or before becoming delinquent all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its property; provided, however, that neither the Borrower nor any Subsidiary shall be required to pay or discharge any tax, levy, assessment, or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established.

         Section IX.5. Insurance. The Borrower will maintain, and will cause each Subsidiary to maintain, insurance with financially sound and reputable insurance companies in such amounts and covering such risks as is usually carried by corporations engaged in similar businesses and owning similar properties in the same general areas in which the Borrower and its Subsidiaries operate, provided that in any event each Borrower will maintain and will cause each Subsidiary to maintain workmen's compensation insurance, property insurance, comprehensive general liability insurance, and business interruption insurance with respect to processing centers in accordance with Borrower's and such Subsidiaries' current practices reasonably satisfactory to the Agent.

         Section IX.6. Inspection Rights. At any reasonable time during business hours and from time to time, the Borrower will permit, and will cause each Subsidiary to permit, representatives of the Agent, the Banks and the Issuing Bank to examine, copy, and make extracts from its books and records, to visit and inspect its properties, and to discuss its business, operations, and financial condition with its officers, employees, and independent certified public accountants.

         Section IX.7. Keeping Books and Records. The Borrower will maintain, and will cause each Subsidiary to maintain, proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

         Section IX.8. Compliance with Laws. The Borrower will comply, and will cause each Subsidiary to comply with all applicable laws, rules, regulations, orders, and decrees of any Governmental Authority or arbitrator if its failure to comply could reasonably be expected to result in a Material Adverse Effect.

         Section IX.9. Compliance with Agreements. The Borrower will comply, and will cause each Subsidiary to comply with all agreements, contracts, and instruments binding on it or affecting its properties or business if its failure to comply could reasonably be expected to result in a Material Adverse Effect.

         Section IX.10. Further Assurances. The Borrower will, and will cause each Subsidiary to, execute and deliver such further agreements and instruments and take such further action as may be requested by the Agent or any Bank to carry out the provisions and purposes of this Agreement and the other Loan Documents and, when applicable as provided in Section 6.3, to create, preserve, and perfect the Liens of the Agent in the Collateral.

         Section IX.11. ERISA. The Borrower will comply, and will cause each Subsidiary to comply, with all minimum funding requirements, and all other material requirements of ERISA and the applicable provisions of the Code relating thereto, if applicable, so as not to give rise to any liability thereunder if its failure to comply could reasonably be expected to result in a Material Adverse Effect.

         Section IX.12. Contracts. (a) The Borrower shall disclose to the Agent in writing any express rights of offset arising under geophysical or seismic service contracts of the Borrower or any of the Guarantors and under amendments, modifications, addenda, or supplements thereto.

         (b) The Borrower shall disclose to the Agent each geophysical or seismic service contract to which the Borrower or any Guarantor shall hereafter become a party, and each amendment, supplement, addendum, or modification hereafter made to any existing geophysical or seismic service contract, that contains an express provision that restricts such Person from freely assigning its rights to payment under such contract.

         (c) To the extent practicable, the Borrower will use reasonable efforts to select, and shall cause each Guarantor to use reasonable efforts to select, as the choice of law to govern future geophysical or seismic service contracts to which such Person is a party, the law of a state of the United States, a province of Canada, England, or a foreign jurisdiction that permits free transferability of the rights to payment under such contracts.

         (d) Within fifteen (15) days after the request by the Agent the Borrower shall provide the Agent with true and complete copies of all existing geophysical and seismic service contracts to which the Borrower or any Guarantor is a party and that provide for aggregate consideration payable to such Person in excess of $1,000,000.00, and all future amendments, supplements, addenda, or modifications to any such existing or future geophysical or seismic service contract.

         Section IX.13. Additional Material Subsidiaries as Guarantors; Execution of Additional Security Agreements-Guarantors. (a) The Borrower will cause each Material Subsidiary created or acquired after the Effective Date to execute a Guaranty Agreement-Foreign if such Material Subsidiary is a Foreign Subsidiary or to execute a Guaranty Agreement-Domestic if such Material Subsidiary is a Domestic Subsidiary. The Borrower will cause each such Material Subsidiary to deliver such Guaranty Agreement to the Agent.

         (b) If any Subsidiary which was not determined to be a Material Subsidiary on the Effective Date or upon its creation or acquisition becomes a Material Subsidiary, the Borrower will promptly give the Agent notice of such event and will cause such Material Subsidiary to execute and deliver to the Agent a Guaranty Agreement-Foreign (if such Material Subsidiary is a Foreign Subsidiary) or a Guaranty Agreement-Domestic (if such Material Subsidiary is a Domestic Subsidiary), unless the Required Banks determine that such Material Subsidiary is not to be a Guarantor.

         (c) Contemporaneously with the delivery by any Material Subsidiary of a Guaranty Agreement pursuant to paragraphs (a) or (b) of this Section 9.13, such Material Subsidiary will execute and deliver to the Agent (a) a Security Agreement-Guarantor pursuant to which such Material Subsidiary will grant to the Agent a security interest in its accounts receivable, and (b) uniform commercial code or other applicable financing statements or documents with respect to such security interest; provided, that the grant of such security interests, the Security Agreements-Guarantors, financing statements all other documents or acts related thereto shall be subject to the provisions of Sections 4.10 and 6.3.

         Section IX.14. Continuity of Operations. The Borrower will continue to conduct, and will cause each of the Guarantors to continue to conduct, its primary businesses as conducted as of the Effective Date and to continue its operations in such businesses.

         Section 9.14. Year 2000. The Borrower will (a) furnish such additional information, statements and other reports with respect to the Borrower's and its Subsidiaries' activities, course of action and progress towards becoming Year 2000 Compliant as the Agent may request from time to time, (b) promptly notify the Agent of any change in circumstances that causes or would likely cause the Borrower's representations contained in Section 8.21 to no longer be true and the details thereof, and (c) permit the Agent or its representatives, at the expense of the Agent, upon reasonable notice during business hours, to inspect and test the Systems of the Borrower and its Subsidiaries to determine if they are Year 2000 Compliant.




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

                                   ARTICLE X.

                               Negative Covenants

         The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Bank has any Commitment hereunder or the Issuing Bank has any obligation to issue any Letter of Credit hereunder or any Letter of Credit Liabilities exist, the Borrower will observe the following covenants:

         Section X.1. Debt. The Borrower will not incur, create, assume, or permit to exist, and will not permit any Subsidiary to incur, create, assume, or permit to exist, any Debt, except:

                  (a) Debt and Contingent Liabilities to the Agent, the Banks and the Issuing Bank pursuant to the Loan Documents;

                  (b) the Senior Debt;

                  (c) Existing Debt and Contingent Liabilities described on
         Schedule 10.1 hereto;

                  (d) Extensions, renewals, amendments or replacements of Debt permitted by clauses (b) and (c) above provided that no such extension, renewal or replacement shall (i) if such Debt is Subordinated Debt, amend or modify any subordination provisions, if any, contained in the original Debt so that the Debt, as extended, renewed or replaced, is no longer Subordinated Debt, or (ii) shorten the fixed maturity or increase the principal amount of, or increase the rate of interest to a rate greater than the current market rate at the time of the extension, renewal or replacement of the original Debt;

                  (e) Subordinated Debt;

                  (f) Additional unsecured and purchase money Debt and secured Debt assumed in connection with a transaction permitted by Section 10.3(c)(iv)(A) in an aggregate principal amount not to exceed $60,000,000.00 at any time outstanding; provided, however, that the collateral for any such Debt which is secured shall not consist of assets of a nature described in clause (d) of the definition of Permitted Liens contained in the Indenture.

                  (g) Unsecured Debt of the Borrower or any Subsidiary which represents all or part of the purchase price payable in connection with transactions permitted by Section 10.3(c)(iv)(A), provided, that the sum of the aggregate principal amount of all such unsecured Debt plus cash expended by such Person in connection with transactions permitted by Section 10.3(c)(iv)(A) shall not at any time exceed $100,000,000;

                  (h) Debt of the Borrower to a Guarantor or of a Guarantor to the Borrower or another Guarantor, as applicable; and

                  (i) Debt of the Borrower or any Subsidiary incurred in connection with foreign exchange transactions undertaken by the Borrower or any Subsidiary.

         Section X.2. Limitation on Liens. Borrower will not incur, create, assume, or permit to exist, and will not permit any Subsidiary to incur, create, assume, or permit to exist, any Lien upon any of their respective properties, assets, or revenues, whether now owned or hereafter acquired, except the following (herein referred to as "Permitted Liens"):

                  (a) Liens disclosed on Schedule 10.2 hereto;

                  (b) Liens in favor of the Agent for the benefit of the Banks and the Issuing Bank;

                  (c) Encumbrances consisting of minor easements, zoning restrictions, or other restrictions on the use of property that do not (individually or in the aggregate) materially affect the value of the assets encumbered thereby or materially impair the ability of the Borrower or its Subsidiaries to use such assets in their respective businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

                  (d) Liens for taxes, assessments, or other governmental charges which are not delinquent for longer than ninety (90) days or which are being contested in good faith and for which adequate reserves have been established;

                  (e) Liens of landlords, tenants, vendors, mechanics, materialmen, warehousemen, carriers, or other similar statutory Liens securing obligations that are not delinquent for longer than ninety
         (90) days and are incurred in the ordinary course of business or which are being contested in good faith and for which adequate reserves have been established;

                  (f) Liens resulting from good faith deposits to secure payments of workmen's compensation or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, or contracts (other than for payment of Debt), or leases made in the ordinary course of business;

                  (g) Liens on property securing purchase money Debt or assumed Debt permitted pursuant to Section 10.1(f) incurred solely for the purpose of financing the acquisition of such property; and

                  (h) Licenses of surveys or portions thereof in the Data Library to others in the ordinary course of business.

         Section X.3. Mergers, Dissolutions, Etc. The Borrower will not, and will not permit any Subsidiary to, be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or sell, transfer, convey or lease all or any substantial part of its assets, or sell or assign with or without recourse any receivables, except for the following:

                  (a) any such merger or consolidation, sale, transfer, conveyance, lease or assignment of or by any Affiliate of Borrower into the Borrower or into, with or to any other Affiliate of Borrower; provided that (i) if such event involves the Borrower, the Borrower shall be the surviving corporation, and (ii) if such event involves a Guarantor, a Guarantor shall be the surviving corporation;

                  (b) any such purchase or other acquisition by the Borrower of the assets or stock of any Guarantor or any Affiliate of Borrower, or by any Guarantor or any Affiliate of Borrower of the assets or stock of any Affiliate of Borrower; and

                  (c) any such merger or consolidation of Borrower or an Affiliate of Borrower into, with or to any other Person or any such purchase or other acquisition by the Borrower or any Affiliate of Borrower of the assets or stock of any other Person where (i) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; (ii) the Borrower and its Subsidiaries are in pro forma compliance with all the financial covenants set forth in Article XI taking into account such purchase or acquisition; (iii) such Person (or its board of directors or similar body) has approved such acquisition or other purchase; and (iv) taking into account and including all such transactions since the Effective Date, (A) the aggregate consideration to be paid in cash or Funded Debt incurred (or assumed) by Borrower and its Subsidiaries in connection with such purchase or acquisition is not greater than $100,000,000.00 and (B) the aggregate consideration to be paid by the Borrower and its Subsidiaries in the form of stock or other securities issued by the

         Borrower in connection with such purchase or other acquisition is not greater than $200,000,000.00.

         Section X.4. Loans and Investments. The Borrower will not make, and will not permit any Subsidiary to make, any advance, loan, extension of credit, or capital contribution to or investment in, or purchase, or permit any Subsidiary to purchase, any stock, bonds, notes, debentures or other securities of, any Person, except:

                  (a) advances or loans to, or investments in, Subsidiaries (other than the Borrower and the Guarantors) not to exceed $5,000,000.00 in the aggregate at any time outstanding (net of repayments of advances and loans by such Subsidiaries taken as a group and of returns on such investments);

                  (b) the non-cash allocation of overhead by the Borrower to its various Subsidiaries in accordance with its historical practices;

                  (c) investments in and loans and advances by the Borrower or one Guarantor to the Borrower or another Guarantor, as applicable;

                  (d) extensions of credit to customers in the ordinary course of business;

                  (e) stocks, bonds, notes, debentures and other securities accepted from customers in connection with good faith workouts of past due receivables or in bankruptcy, insolvency or similar proceedings;

                  (f) loans and advances to employees of the Borrower or any Subsidiary for travel, entertainment and relocation expenses incurred in the ordinary course of business;

                  (g) any bonds or other obligations of the United States of America which, as to principal and interest, constitute direct obligations or are guaranteed by the United States of America;

                  (h) any bonds, debentures, participation certificates, notes or other obligations of any agency or corporation or instrumentality of the United States of America, the obligations of which are unconditionally guaranteed by the United States of America;

                  (i) obligations of a state, territory or possession of the United States, the interest on which is excluded from gross income for federal income taxation purposes and which bear a rating in one of the two highest rating categories by

         Standard & Poor's Corporation or Moody's Investors Service;

                  (j) interest bearing accounts, interest bearing deposits, eurodollar investments, or certificates of deposit issued by or bankers acceptances drawn or accepted by, banks or trust companies, including the Agent, organized under the laws of the United States or any state thereof, but only with institutions whose capital and surplus is in excess of $50,000,000.00;

                  (k) commercial paper, floating rate notes or master notes rated A-2 or better by Standard & Poor's Corporation or P-2 or better by Moody's Investors Service;

                  (l) repurchase agreements collateralized by obligations issued or guaranteed as to the payment of principal and interest by the full faith and credit of the United States;

                  (m) units of taxable money market mutual funds comprised of obligations described in (g) through (l) above;

                  (n) the making or acquisition of beneficial interests in, or the making of loans, advances or capital contributions to, one or more joint ventures as to which the Borrower or any Subsidiary is a venturer, so long as such joint ventures are formed for the purpose of operating seismic data acquisition or processing businesses, in an aggregate principal amount not to exceed $50,000,000.00 at any time outstanding;

                  (o) loans, advances, extensions of credit, capital contributions to or investments in, or purchases of stocks, bonds, notes, debentures, or other securities in an aggregate principal amount not to exceed $5,000,000.00 at any time outstanding;

                  (p) purchases of up to 1,250,000.00 shares of stock of Borrower; and

                  (q) purchases of the Senior Notes; provided, however, that prior to the Subordinated Debt Incurrence Date the Borrower shall not purchase Senior Notes for an aggregate purchase price which exceeds $20,000,000.00.

         Section X.5. Transactions With Affiliates. The Borrower will not enter into, and will not permit any Guarantor to enter into, any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of the Borrower or any Guarantor, except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's or such Guarantor's business and upon fair and reasonable terms no less favorable to the Borrower or such Guarantor's than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower or such Guarantor; provided that the foregoing shall not prohibit the Borrower or the Guarantors from entering into management contracts with Affiliates upon fair and reasonable terms in the ordinary course of business or from entering into transactions permitted by this Agreement.

         Section X.6. Disposition of Assets. The Borrower will not sell, lease, assign, transfer, or otherwise dispose of any of its assets, nor permit any Subsidiary to do so with any of its assets, except (a) licensing of surveys in the Data Library in the ordinary course of business, (b) dispositions of inventory in the ordinary course of business, and, (c) dispositions of tangible personal property of the Borrower and the Subsidiaries made in the best business judgment of the Borrower, if (i) no Event of Default has occurred and is continuing and (ii) no Event of Default would arise as a result of any such disposition.

         Section X.7. Sale and Leaseback. The Borrower will not enter into, and will not permit any Guarantor to enter into, any arrangement with any Person pursuant to which any of them leases from such Person real or personal property that has been or is to be sold or transferred, directly or indirectly, by any of them to such Person, except that the Borrower and the Guarantors may enter into such arrangements as financing techniques affecting assets acquired after the date hereof to the extent permitted by Section 10.1 hereof.

         Section X.8. Nature of Business. The Borrower will not, and will not permit any Guarantor to, engage in any business other than the businesses in which they are engaged as of the date hereof and other businesses reasonably related thereto.

         Section X.9. Environmental Protection. If, as a result thereof, a Material Adverse Effect could be reasonably be expected to result therefrom, the Borrower will not, and will not permit any Subsidiary to, (a) use (or permit any tenant to use) any of their respective properties or assets for the handling, processing, storage, transportation, or disposal of any Hazardous Material except in compliance with Environmental Law, (b) generate any Hazardous Material except in compliance with Environmental Law, (c) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material, or
(d) otherwise conduct any activity or use any of their respective properties or assets in any manner that is likely to violate any Environmental Law or create any Environmental Liabilities for which the Borrower or any of its Subsidiaries would be responsible.

         Section X.10. Accounting. The Borrower will not, and will not permit any of its Subsidiaries to, change its fiscal year or make any change (a) in accounting treatment or reporting practices, except as permitted by GAAP, or (b) in tax reporting treatment, except as permitted by law.

         Section X.11. Contracts. The Borrower will not and will not permit any Guarantor to, assign the rights to payment under a geophysical or seismic service contract to any Person, other than to the Agent.


                                   ARTICLE XI.

                               Financial Covenants

         The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Bank has any Commitment hereunder or the Issuing Bank has any obligation to issue Letters of Credit hereunder or any Letter of Credit Liabilities exist, the Borrower will observe and perform the following financial covenants:

         Section XI.1. Consolidated Tangible Net Worth. The Borrower will at all times maintain Consolidated Tangible Net Worth in an amount which is not less than the sum of (a) eighty percent (80%) of Consolidated Tangible Net Worth as of July 31, 1998, plus (b) fifty percent (50%) of Consolidated Net Income during the period beginning on the Effective Date and ending on the date on which such calculation is made, plus (c) one hundred percent (100%) of the sum of (i) the net proceeds of any equity issued by the Borrower or any of its Subsidiaries (on a consolidated basis) after the Effective Date and (ii) equity contributed to the Borrower or any of its Subsidiaries (on a consolidated basis) after the Effective Date in connection with the purchase or other acquisition by the Borrower or any Subsidiary of the assets or stock of any other Person. Consolidated Tangible Net Worth shall be calculated and tested quarterly as of the last day of each Fiscal Quarter.

         Section XI.2. Fixed Charge Coverage Ratio. The Borrower and its Subsidiaries will at all times maintain, on a consolidated basis, a Fixed Charge Coverage Ratio of not less than 1.20 to 1.00. The Fixed Charge Coverage Ratio shall be calculated and tested quarterly as of the last day of each Fiscal Quarter for the Calculation Period ending on the last day of such Fiscal Quarter.

         Section XI.3. Funded Debt to Capitalization Ratio. The Borrower and its Subsidiaries will maintain at all times prior to the Subordinated Debt Incurrence Date, on a consolidated basis, a Funded Debt to Capitalization Ratio of not greater than 0.40 to 1.00. The Funded Debt to Capitalization Ratio shall be calculated and tested quarterly as of the last day of each Fiscal Quarter.

         Section XI.4. Total Funded Debt to Capitalization Ratio. The Borrower and its Subsidiaries will maintain, on the Subordinated Debt Incurrence Date and at all times thereafter, on a consolidated basis, a Total Funded Debt to Capitalization Ratio of not greater than 0.45 to 1.00. The Total Funded Debt to Capitalization Ratio shall be calculated and tested on the Subordinated Debt Incurrence Date and thereafter quarterly as of the last day of each Fiscal Quarter. The calculation on the Subordinated Debt Incurrence Date shall be based on the most current available financial statements and information of the Borrower, provided, however that such financial statements and information shall have an effective date which is not more than sixty (60) days prior to the Subordinated Debt Incurrence Date.

         Section XI.5. Current Ratio. The Borrower and its Subsidiaries will at all times maintain a Current Ratio of not less than 1.50 to 1.00. The Current Ratio shall be calculated and tested quarterly as of the last day of each Fiscal Quarter.

         Section XI.6. Funded Debt to EBITDA Ratio. The Borrower and its Subsidiaries will maintain at all times prior to the Subordinated Debt Incurrence Date, on a consolidated basis, a Funded Debt to EBITDA Ratio of not greater than 1.65 to 1.00. The Funded Debt to EBITDA Ratio shall be calculated and tested quarterly as of the last day of each Fiscal Quarter for the Calculation Period ending on the last day of such Fiscal Quarter.

         Section XI.7. Total Funded Debt to EBITDA Ratio. The Borrower and its Subsidiaries will maintain, on the Subordinated Debt Incurrence Date and at all time thereafter, on a consolidated basis, a Total Funded Debt to EBITDA Ratio of not greater than (a) 2.25 to 1.00 through July 31, 2000, and (b) 2.00 to 1.00 commencing August 1, 2000 throughout the remainder of the term of this Agreement. The Total Funded Debt to EBITDA Ratio shall be calculated and tested on the Subordinated Debt Incurrence Date and thereafter quarterly as of the last day of each Fiscal Quarter for the Calculation Period ending on the last day of such Fiscal Quarter. The calculation on the Subordinated Debt Incurrence Date shall be based on the most current available financial statements and information of the Borrower, provided, however that such financial statements and information shall have an effective date which is not more than sixty (60) days prior to the Subordinated Debt Incurrence Date.

         Section XI.8. Senior Funded Debt to EBITDA Ratio. The Borrower and its Subsidiaries will maintain, on the Subordinated Debt Incurrence Date and at all times thereafter, on a consolidated basis, a Senior Funded Debt to EBITDA Ratio of not greater than (a) 1.25 to 1.00 through July 31, 2000, and (b) 1.00 to 1.00 commencing August 1, 2000 throughout the remainder of the term of this Agreement. The Senior Funded Debt to EBITDA Ratio shall be calculated and tested on the Subordinated Debt Incurrence

Date and thereafter quarterly as of the last day of each Fiscal Quarter for the Calculation Period ending on the last day of such Fiscal Quarter. The calculation on the Subordinated Debt Incurrence Date shall be based on the most current available financial statements and information of Borrower, provided, however that such financial statements and information shall have an effective date which is not more than sixty (60) days prior to the Subordinated Debt Incurrence Date.


                                  ARTICLE XII.

                                     Default

         Section XII.1. Events of Default. Each of the following shall be deemed an "Event of Default":

                  (a) The Borrower shall fail to pay (i) any interest or principal portion of the Obligations when due or (ii) any other portion of the Obligations within five (5) days after notice from the Agent or any Bank.

                  (b) Any representation or warranty made or deemed made by the Borrower or any Obligated Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with this Agreement shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.

                  (c) The Borrower or any Obligated Party shall fail to perform, observe, or comply with any covenant, agreement, or term contained in
         Section 9.1(i), Article X or Article XI of this Agreement.

                  (d) The Borrower or any Obligated Party shall fail to perform, observe, or comply with any covenant, agreement, or term contained in this Agreement (other than the covenants, agreements and terms the subject of Sections 12.1(a) or 12.1(c) above) or any other Loan Document and such failure shall continue unremedied for a period ended on the earlier to occur of (i) 15 days after notice from the Agent or any Bank and (ii) the chief executive officer, the chief financial officer, the chief accounting officer, the treasurer or any other employee serving in a comparable capacity (regardless of title) of the Borrower or any Guarantor obtains knowledge thereof.

                  (e) The Borrower or any Obligated Party shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing.

                  (f) An involuntary proceeding shall be commenced against the Borrower or any Obligated Party seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official for it or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of sixty (60) days.

                  (g) The Borrower or any Obligated Party Shall fail to discharge within a period of thirty (30) days after the commencement thereof any attachment, sequestration, or similar proceeding or proceedings involving an aggregate amount in excess of $1,000,000.00 against any of its assets or properties.

                  (h) A final judgment or judgments for the payment of money in excess of $1,000,000.00 in the aggregate shall be rendered by a court or courts against the Borrower, any of its Subsidiaries, or any Obligated Party and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof and the Borrower or the relevant Subsidiary or Obligated Party shall not, within said period of thirty (30) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

                  (i) The Borrower, any Subsidiary, or any Obligated Party shall fail to pay when due any principal of or interest on any Debt (other than the Obligations), or the maturity of any such Debt shall have been accelerated or any such Debt shall have been required to be prepaid prior to the stated maturity thereof.

                  (j) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by the Borrower, any Subsidiary, any Obligated Party or any of their respective shareholders, or the Borrower or any Obligated Party shall deny that it has any further liability or obligation under any of the Loan Documents, or, subject to the provisions of Section 6.3, any lien or security interest created by the Loan Documents shall for any reason cease to be a valid, first priority perfected security interest in and lien upon any of the Collateral purported to be covered thereby.

                  (k) The Borrower, any of its Subsidiaries, or any Obligated Party, or any of their properties, revenues, or assets, shall become subject to an order of forfeiture, seizure, or divestiture (whether under RICO or otherwise) and the same shall not have been discharged within thirty (30) days from the date of entry thereof.

                  (l) A Change of Control shall have occurred, either (i) as such term is defined in the Indenture if the Indenture is in effect, or
         (ii) as such term is defined in the trust indenture under which any Subordinated Debt was issued if any such trust indenture is in effect.

         Section XII.2. Remedies Upon Default. If any Event of Default shall occur and be continuing, the Agent may (and if directed by Required Banks, shall) without notice terminate the Revolving Credit Commitments and declare the Obligations or any part thereof to be immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that upon the occurrence of an Event of Default under Section 12.1(e) or Section 12.1(f), the Revolving Credit Commitments shall automatically terminate, and the Obligations shall become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower. Except as otherwise expressly set forth herein, if any Event of Default shall occur and be continuing, the Agent may take the actions authorized by Section 6.3 and exercise all rights and remedies available to it in law or in equity, under the Loan Documents, or otherwise.

         Section XII.3. Letters of Credit. If any Event of Default shall occur and be continuing, the Borrower shall, if requested by the Agent, immediately deposit with and pledge to the Agent cash or cash equivalent investments in an amount equal to outstanding Letter of Credit Liabilities.

         Section XII.4. Performance by the Agent. If the Borrower shall fail to perform any covenant or agreement contained in any of the Loan Documents, the Agent may, at the direction of the Required Banks, perform or attempt to perform such covenant or agreement on behalf of the Borrower. In such event, the Borrower shall, at the request of the Agent, promptly pay any amount expended by the Agent or the Banks in connection with such performance or attempted performance to the Agent, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Agent, the Issuing Bank nor any Bank shall have any liability or responsibility for the performance of any obligation of the Borrower under this Agreement or any other Loan Document.


                                  ARTICLE XIII.

                                    The Agent

         Section XIII.1. Appointment, Powers and Immunities. In order to expedite the various transactions contemplated by this Agreement, the Banks and the Issuing Bank hereby irrevocably appoint and authorize Agent to act as their Agent hereunder and under each of the other Loan Documents. The Agent consents to such appointment and agrees to perform the duties of the Agent as specified herein. The Banks and the Issuing Bank authorize and direct the Agent to take such action in their name and on their behalf under the terms and provisions of the Loan Documents and to exercise such rights and powers thereunder as are specifically delegated to or required of the Agent for the Banks and the Issuing Bank, together with such rights and powers as are reasonably incidental thereto. The Agent is hereby expressly authorized to act as the Agent on behalf of itself, the other Banks and the Issuing Bank:

                  (a) To receive on behalf of each of the Banks, the Issuing Bank and the Agent any payment of principal, interest, fees or other amounts paid pursuant to this Agreement and the Revolving Credit Notes and to distribute to each Bank, the Issuing Bank and the Agent, or any or some of them its share of all payments so received as provided in this Agreement;

                  (b) To receive all documents and items to be furnished under the Loan Documents;

                  (c) To act as nominee for and on behalf of the Banks, the Issuing Bank and the Agent in and under the Loan Documents;

                  (d) To arrange for the means whereby the funds of the Banks are to be made available to the Borrower;

                  (e) To distribute to the Banks and the Issuing Bank information, requests, notices, payments, prepayments, documents and other items received from the Borrower, the other Obligated Parties, and other Persons;

                  (f) To execute and deliver to the Borrower, the other Obligated Parties, and other Persons, all requests, demands, approvals, notices, and consents received from the Banks and the Issuing Bank;

                  (g) To the extent permitted by the Loan Documents, to exercise on behalf of itself, each Bank and the Issuing Bank all rights and remedies of Banks upon the occurrence of any Event of Default;

                  (h) To accept, execute, and deliver any security documents as the secured party, including, without limitation all financing statements; and

                  (i) To take such other actions as may be requested by Required Banks.

         Neither the Agent nor any of its Affiliates, officers, directors, employees, attorneys, or agents shall be liable for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with this Agreement or any of the other Loan Documents except for its or their own gross negligence or willful misconduct. Without limiting the generality of the preceding sentence, the Agent (i) may treat the payee of any Revolving Credit Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Agent; (ii) shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee or fiduciary for any Bank or the Issuing Bank; (iii) shall not be required to initiate any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Banks; (iv) shall not be responsible to the Banks or the Issuing Bank for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, enforceability, or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by any Person to perform any of its obligations hereunder or thereunder; (v) may consult with legal counsel (including counsel for the Borrower), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, or experts; and (vi) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate, or other instrument or writing believed by it to be genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by this Agreement, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable law.

         Section XIII.2. Rights of Agent as a Bank. With respect to its Commitment, the Advances made by it and the Revolving Credit Notes issued to it, the Agent in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent or the Issuing Bank and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may (without having to account therefor to any Banks or the Issuing Bank) accept deposits from, lend money to, act as trustee under indentures of, provide merchant banking services to, and generally engage in any kind of business with the Borrower, any of its Subsidiaries, any other Obligated Party, and any other Person who may do business with or own securities of the Borrower, any Subsidiary, or any other Obligated Party, all as if it were not acting as the Agent and without any duty to account therefor to the Banks or the Issuing Bank.

         Section XIII.3. Sharing of Payments, Etc. If any Bank shall obtain any payment of any principal of or interest on any Advance made by it under this Agreement or payment of any other obligation under the Loan Documents then owed by the Borrower or any other Obligated Party to such Bank, whether voluntary, involuntary, through the exercise of any right of setoff, banker's lien, counterclaim or similar right, or otherwise, in excess of its pro rata share, such Bank shall promptly purchase from the other Banks participations in the Advances held by them hereunder in such amounts, and make such other adjustments from time to time as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of the other Banks in accordance with its pro rata portion thereof. To such end, all of the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any Bank so purchasing a participation in the Advances made by the other Banks may exercise all rights of setoff, banker's lien, counterclaim, or similar rights with respect to such participation as fully as if such Bank were a direct holder of Advances to the Borrower in the amount of such participation. Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.

         Section XIII.4. INDEMNIFICATION. THE BANKS HEREBY AGREE TO INDEMNIFY THE AGENT FROM AND HOLD THE AGENT AND THE ISSUING BANK HARMLESS AGAINST (TO THE EXTENT NOT REIMBURSED UNDER SECTIONS 14.1 AND 14.2, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE BORROWER UNDER SECTIONS 14.1 AND 14.2), RATABLY IN ACCORDANCE WITH THEIR RESPECTIVE COMMITMENTS, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES), AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE AGENT OR THE ISSUING BANK IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY THE AGENT OR THE ISSUING BANK UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS; PROVIDED, THAT NO BANK SHALL BE LIABLE FOR ANY PORTION OF THE FOREGOING TO THE EXTENT CAUSED BY THE AGENT'S OR THE ISSUING BANK'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE BANKS THAT THE AGENT AND THE ISSUING BANK SHALL BE INDEMNIFIED HEREUNDER FROM AND HELD HARMLESS AGAINST ALL OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES), AND DISBURSEMENTS OF ANY KIND OR NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE AGENT OR THE ISSUING BANK. WITHOUT LIMITING ANY OTHER PROVISION OF THIS SECTION, EACH BANK AGREES TO REIMBURSE THE AGENT AND THE ISSUING BANK PROMPTLY UPON DEMAND FOR ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF THE COMMITMENTS) OF ANY AND ALL OUT-OF-POCKET EXPENSES (INCLUDING ATTORNEYS' FEES) INCURRED BY THE AGENT OR THE ISSUING BANK IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS, TO THE EXTENT THAT THE AGENT OR THE ISSUING BANK IS NOT REIMBURSED FOR SUCH EXPENSES BY THE BORROWER.

         Section XIII.5. Independent Credit Decisions. Each Bank agrees that it has independently and without reliance on the Agent, the Issuing Bank, or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and the Obligated Parties and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent, the Issuing Bank, or any other Bank, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any Obligated Party of this Agreement or any other Loan Document or to inspect the properties or books of the Borrower or any Obligated Party. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder or under the other Loan Documents, the Agent shall not have any duty or responsibility to provide the Issuing Bank or any Bank with any credit or other financial information concerning the affairs, financial condition or business of the Borrower or any Obligated Party (or any of their Affiliates) which may come into the possession of the Agent or any of its Affiliates.

         Section XIII.6. Several Commitments. The Commitments and other obligations of the Banks under this Agreement are several. The default by any Bank in making an Advance in accordance with its' Commitment shall not relieve the other Banks of their obligations under this Agreement. In the event of any default by any Bank in making any Advance, each nondefaulting Bank shall be obligated to make its Advance but shall not be obligated to advance the amount which the defaulting Bank was required to advance hereunder. In no event shall any Bank be required to advance an amount or amounts which shall in the aggregate exceed such Bank's Commitment. No Bank shall be responsible for any act or omission of any other Bank.

         Section XIII.7. Successor Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Borrower and the Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks (with the consent of the Borrower, with consent will not be unreasonably withheld) will have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or any State thereof and having combined capital and surplus of at least $500,000,000.00. Upon the acceptance of its appointment as successor Agent, such successor Agent shall thereupon succeed to and become vested with all rights, powers, privileges, immunities, and duties of the resigning or removed Agent, and the resigning or removed Agent shall be discharged from its duties and obligations under this Agreement and the other Loan

Documents. After any Agent's resignation or removal as Agent, the provisions of this Article XIII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was the Agent.


                                  ARTICLE XIV.

                                  Miscellaneous

         Section XIV.1. Expenses. The Borrower hereby agrees to pay on demand
(a) all reasonable costs and expenses of the Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent, the Issuing Bank and/or the Banks, (b) all reasonable costs and expenses of the Agent, the Issuing Bank and/or the Banks in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent, the Issuing Bank and/or the Banks, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all costs, expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (e) all other reasonable costs and expenses incurred by the Agent, the Issuing Bank and/or the Banks in connection with this Agreement or any other Loan Document, including, without limitation, all costs, expenses, and other charges incurred in connection with obtaining audit, or appraisal in respect of the Collateral.

         SECTION XIV.2. INDEMNIFICATION. THE BORROWER SHALL INDEMNIFY EACH OF THE AGENT, THE ISSUING BANK, AND THE BANKS AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS'
FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY THE BORROWER OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF THE BORROWER OR ANY



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

SUBSIDIARY, OR (E) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, RELATING TO ANY OF THE FOREGOING. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON, BUT NOT SUCH PERSON'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         Section XIV.3. Limitation of Liability. Neither the Agent, the Issuing Bank or the Banks nor any Affiliate, officer, director, employee, attorney, or agent of the Agent, the Issuing Bank or the Banks shall have any liability with respect to, and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. The Borrower hereby waives, releases, and agrees not to sue the Agent, the Issuing Bank or the Banks or any of such Person's Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Nothing contained in this Section shall affect the rights of the Borrower to collect actual damages awarded to them against any of the Agents, the Issuing Bank, the Banks or any Affiliate of any of the foregoing Persons.

         Section XIV.4. No Duty. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by any of the Agent, the Issuing Bank or the Banks shall have the right to act exclusively in the interest of such Persons and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Borrower or any of the Borrower's shareholders or any other Person.

         Section XIV.5. Bank Not Fiduciary. The relationship between the Borrower, on one hand, and the Agent, the Issuing Bank and the Banks, on the other hand, is solely that of debtor and creditor, and no such Person has any fiduciary or other special relationship with the Borrower, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Borrower and such Persons to be other than that of debtor and creditor.

         Section XIV.6. Equitable Relief. The Borrower recognizes that in the event the Borrower fails to pay, perform, observe, or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to the Agent, the Issuing Bank and the Banks. The Borrower therefore agrees that the Agent, the Issuing Bank and the Banks, if any of such Persons so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         Section XIV.7. No Waiver: Cumulative Remedies. No failure on the part of any of the Agent, the Issuing Bank or the Banks to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

         Section XIV.8. Successors and Assigns. (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent and all of the Banks. Any Bank may sell participations to one or more banks or other institutions in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Revolving Credit Commitments and the Advances owing to it); provided, however, that (i) such Bank's obligations under this Agreement and the other Loan Documents (including, without limitation, its Revolving Credit Commitments) shall remain unchanged, (ii) such Bank shall remain solely responsible to the Borrower for the performance of such obligations, (iii) such Bank shall remain the holder of its Revolving Credit Notes for all purposes of this Agreement, (iv) the Borrower shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and the other Loan Documents, and (v) such Bank shall not sell a participation that conveys to the participant the right to vote or give or withhold consents under this Agreement or any other Loan Document.

         (b) The Borrower and each of the Banks agree that any Bank (the "Assigning Bank") may, with the Agent's consent and unless an Event of Default has occurred, the Borrower's consent, which consent of the Borrower shall not be unreasonably withheld or delayed, at any time assign to one or more Eligible Assignees all, or a proportionate part of all, of its rights and obligations under this Agreement and the other Loan Documents (including,



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

without limitation, its Revolving Credit Commitments and Advances) (each an "Assignee"); provided, however, that (i) each such assignment shall be of a consistent, and not a varying, percentage of all of the Assigning Bank's Commitments, rights and obligations under this Agreement and the other Loan Documents, (ii) except in the case of an assignment of all of a Bank's rights and obligations under this Agreement and the other Loan Documents, the amount of the Revolving Credit Commitments of the Assigning Bank being assigned pursuant to each assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000.00, and (iii) the parties to each such assignment shall execute and deliver to the Agent for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the Revolving Credit Notes subject to such assignment, and a processing and recordation fee of $3,500.00 to be paid by the Assignee. Upon such execution, delivery, acceptance, and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, or, if so specified in such Assignment and Acceptance, the date of acceptance thereof by the Agent, (x) the assignee thereunder shall be a party hereto as a "Bank" and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder and under the Loan Documents and (y) the Bank that is an assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a Bank's rights and obligations under the Loan Documents, such Bank shall cease to be a party thereto).

         (c) By executing and delivering an Assignment and Acceptance, the Bank that is an assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such Assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, and enforceability, genuineness, sufficiency, or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (ii) such Assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Obligated Party or the performance or observance by the Borrower or any Obligated Party of its obligations under the Loan Documents; (iii) such assignee confirms that it has received a copy of the other Loan Documents, together with copies of the current financial statements dated a date acceptable to such assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent or such assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and
(vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank.

         (d) The Agent shall maintain at its Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Revolving Credit Commitments of, and principal amount of the Advances owing to, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent, the Issuing Bank and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes under the Loan Documents. The Register shall be available for inspection by the Borrower, the Issuing Bank or any Bank at any reasonable time and from time to time upon reasonable prior notice.

         (e) Upon its receipt of an Assignment and Acceptance executed by an Assigning Bank and assignee representing that it is an Eligible Assignee, together with any Revolving Credit Note subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in the form satisfactory to the Agent in its sole discretion, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and
(iii) give prompt written notice thereof to the Borrower. Within five (5) Business Days after its receipt of such notice, the Borrower, at its expense, shall execute and deliver to the Agent in exchange for the surrendered the Revolving Credit Notes, new Revolving Credit Notes to the order of such Eligible Assignee in an amount equal to the Revolving Credit Commitments assumed by it pursuant to such Assignment and Acceptance and, if the Assigning Bank has retained a portion of its Revolving Credit Commitments, new Revolving Credit Notes to the order of the Assigning Bank in an amount equal to the Revolving Credit Commitments retained by it hereunder (each such promissory note shall constitute a "Revolving Credit Note" for purposes of the Loan Documents). Such new Revolving Credit Notes shall be in an



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

aggregate principal amount of the surrendered Revolving Credit Notes, shall be dated the last interest payment date prior to the effective date of such Assignment and Acceptance, and shall otherwise be in substantially the form of the appropriate Revolving Credit Notes initially issued pursuant hereto with appropriate changes.

         (f) Any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower or its Subsidiaries furnished to such Bank by or on behalf of the Borrower or its Subsidiaries.

         Section XIV.9. Survival. All representations and warranties made in this Agreement or any other Loan Document or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by any of the Agent, the Issuing Bank or the Banks or any closing shall affect the representations and warranties or the right of any such Person to rely upon them. Without prejudice to the survival of any other obligation of the Borrower hereunder, the obligations of the Borrower under Article V and Sections 14.1 and 14.2 shall survive repayment of the Revolving Credit Notes and termination of the Commitments.

         SECTION XIV.10. ENTIRE AGREEMENT; AMENDMENTS. THIS AGREEMENT, THE REVOLVING CREDIT NOTES, AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH ANY OF THE BORROWER IS A PARTY MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO. NO AMENDMENT, MODIFICATION OR WAIVER OF, OR CONSENT WITH RESPECT TO, ANY PROVISION OF THIS AGREEMENT OR THE NOTES SHALL IN ANY EVENT BE EFFECTIVE UNLESS THE SAME SHALL BE IN WRITING AND SIGNED AND DELIVERED BY BANKS HAVING AN AGGREGATE PERCENTAGE OF NOT LESS THAN THE AGGREGATE PERCENTAGE EXPRESSLY DESIGNATED HEREIN WITH RESPECT THERETO OR, IN THE ABSENCE OF SUCH DESIGNATION AS TO ANY PROVISION OF THIS AGREEMENT OR THE NOTES, BY THE REQUIRED BANKS, AND THEN ANY SUCH AMENDMENT, MODIFICATION, WAIVER OR CONSENT SHALL BE EFFECTIVE ONLY IN THE SPECIFIC INSTANCE AND FOR THE SPECIFIC PURPOSE FOR WHICH GIVEN. NO AMENDMENT, MODIFICATION, WAIVER OR CONSENT SHALL CHANGE THE PERCENTAGE OF ANY BANK WITHOUT THE CONSENT OF SUCH BANK. NO AMENDMENT, MODIFICATION, WAIVER OR CONSENT SHALL (a) EXTEND OR INCREASE THE AMOUNT OF THE

COMMITMENTS, (b) EXTEND THE DATE FOR PAYMENT OF ANY PRINCIPAL OF OR INTEREST ON THE ADVANCES OR ANY FEES OR OTHER AMOUNTS PAYABLE HEREUNDER, (c) REDUCE THE PRINCIPAL AMOUNT OF ANY ADVANCES, THE RATE OF INTEREST THEREON OR ANY FEES OR OTHER AMOUNTS PAYABLE HEREUNDER, (d) RELEASE A GUARANTY AGREEMENT (OTHER THAN WITH RESPECT TO A GUARANTOR WHICH CEASES TO BE A MATERIAL SUBSIDIARY AS A RESULT OF A TRANSACTION PERMITTED HEREUNDER) OR ALL OR SUBSTANTIALLY ALL OF THE COLLATERAL OR (e) REDUCE THE AGGREGATE PERCENTAGE REQUIRED TO EFFECT AN AMENDMENT, MODIFICATION, WAIVER OR CONSENT WITHOUT, IN EACH CASE, THE CONSENT OF ALL BANKS. NO PROVISIONS OF ARTICLE XIII OR OTHER PROVISION OF THIS AGREEMENT AFFECTING THE AGENT IN ITS CAPACITY AS SUCH SHALL BE AMENDED, MODIFIED OR WAIVED WITHOUT THE CONSENT OF THE AGENT. NO PROVISION OF THIS AGREEMENT RELATING TO THE RIGHTS OR DUTIES OF AN ISSUING BANK IN ITS CAPACITY AS SUCH SHALL BE AMENDED, MODIFIED OR WAIVED WITHOUT THE CONSENT OF SUCH ISSUING BANK.

         Section XIV.11. Maximum Interest Rate. No provision of this Agreement or any other Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither the Borrower nor the sureties, guarantors, successors, or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event any of the Agent, the Issuing Bank or the Banks ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness evidenced by the Revolving Credit Notes; and, if the principal of the Revolving Credit Notes has been paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, the Borrower and the Agent, the Issuing Bank and the Banks shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and
(c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by the Revolving Credit Notes so that interest for the entire term does not exceed the Maximum Rate.

         Section XIV.12. Notices. All notices and other communications provided for in this Agreement and the other Loan Documents to which the Borrower is a party shall be in writing and may be telecopied (faxed), mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid; provided, however, notices to the Agent pursuant to Articles II, III and IV shall not be effective until received by the Agent.

         SECTION XIV.13. GOVERNING LAW; VENUE; SERVICE OF PROCESS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN HARRIS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN HARRIS COUNTY, TEXAS. SUBJECT TO SECTION 14.20, ANY ACTION OR PROCEEDING AGAINST THE BORROWER UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN HARRIS COUNTY, TEXAS. THE BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. THE BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 14.12. NOTHING HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF THE AGENT, THE ISSUING BANK OR THE BANKS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR, SUBJECT TO SECTION 14.20, SHALL LIMIT THE RIGHT OF SUCH PERSONS TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS. SUBJECT TO SECTION 14.20, ANY ACTION OR PROCEEDING BY THE BORROWER AGAINST ANY OF THE AGENT, THE ISSUING BANK OR THE BANKS SHALL BE BROUGHT ONLY IN A COURT LOCATED IN HARRIS COUNTY, TEXAS.

         Section XIV.14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section XIV.15. Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

         Section XIV.16. Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section XIV.17. Non-Application of Chapter 15 of Texas Credit Code. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Texas Civil Statutes, Article 5069-15) are specifically declared by the parties hereto not to be applicable to this Agreement or any of the other Loan Documents or to the transactions contemplated hereby.

         Section XIV.18. Construction. The Borrower, the Agent, the Issuing Bank and the Banks acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the Borrower, the Agent, the Issuing Bank and the Banks.

         Section XIV.19. Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

         Section XIV.20. Arbitration. The Borrower, the Agent, the Issuing Bank and the Banks (the "Parties") agree that upon the written demand of any Party, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Agreement or any other Loan Document or otherwise, including without limitation contract disputes and tort claims, shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in the city nearest the Borrower's address having an AAA regional office, or at any other place selected by mutual agreement of the Parties. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a Party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

         Section XIV.21. Waiver of Trial By Jury. To the fullest extent permitted, by applicable law, the Borrower hereby voluntarily, knowingly, irrevocably and unconditionally waives any right to have a jury participate in resolving any dispute (whether based upon contract, tort or otherwise) between or among the Borrower and any other Party to this Agreement arising out of or in any way related to this Agreement, any other Loan Documents, or any relationship between any other Party to this Agreement and the Borrower. This provision is a material inducement to the Banks to provide the financing described in this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                               BORROWER:

                               VERITAS DGC INC.,
                               a Delaware corporation


                               By:
                                  ---------------------------------------------
                                        Anthony Tripodo
                                        Executive Vice President and
                                        Chief Financial Officer

                               Address for Notices:
                               3701 Kirby Drive, Suite 112
                               Houston, Texas 77098
                               Fax No.:  713-512-8701
                               Telephone No.:  713-512-8300
                               Attention:  Chief Financial Officer



                               AGENT:

                               BANK ONE, TEXAS, N.A.


                               By:
                                  ---------------------------------------------
                                        Philip C. Lauinger, III
                                        Vice President

                               Address for Notices:
                               910 Travis
                               Houston, Texas 77002
                               Fax No.:  713-751-6199
                               Telephone No.:  713-751-6921
                               Attention:  Philip C. Lauinger, III

                               ISSUING BANK:

                               BANK ONE, TEXAS, N.A.


                               By:
                                  ---------------------------------------------
                                        Philip C. Lauinger, III
                                        Vice President

                               Address for Notices:
                               910 Travis
                               Houston, Texas 77002
                               Fax No.:  713-751-6199
                               Telephone No.:  713-751-6921
                               Attention:  Philip C. Lauinger, III



                               BANKS:

                               BANK ONE, TEXAS, N.A.


                               By:
                                  ---------------------------------------------
                                        Philip C. Lauinger, III
                                        Vice President

                               Address for Notices:
                               910 Travis
                               Houston, Texas 77002
                               Fax No.:  713-751-6199
                               Telephone No.:  713-751-6921
                               Attention:  Philip C. Lauinger, III


                               Applicable Lending Office:

                               910 Travis
                               Houston, Texas 77002
                               Fax No.:  713-751-6199
                               Telephone No.:  713-751-6921
                               Attention:  Philip C. Lauinger, III


                               Revolving Credit Commitment-A:

                               $24,000,000.00


                               Revolving Credit Commitment-B:

                               $6,000,000.00

                               COMERICA BANK


                               By:
                                  ---------------------------------------------
                                        Mark Grover
                                        Vice President

                               Address for Notices:
                               4100 Spring Valley
                               Dallas, Texas 75244
                               Fax No.:  972-361-2550
                               Telephone No.:  972-361-2652
                               Attention:  Mark Grover


                               Applicable Lending Office:

                               4100 Spring Valley
                               Dallas, Texas 75244
                               Fax No.:  972-361-2550
                               Telephone No.:  972-361-2652
                               Attention:  Mark Grover


                               Revolving Credit Commitment-A:

                               $8,000,000.00


                               Revolving Credit Commitment-B:

                               $2,000,000.00

                               BANQUE NATIONALE DE PARIS


                               By:
                                  ---------------------------------------------
                                        Warren Ross
                                        Vice President

                               Address for Notices:
                               333 Clay Street, Suite 3400
                               Houston, Texas 77002
                               Fax No.:  713-659-1414
                               Telephone No.:  713-951-1224
                               Attention:  Warren Ross


                               Applicable Lending Office:

                               333 Clay Street, Suite 3400
                               Houston, Texas 77002
                               Fax No.:  713-659-1414
                               Telephone No.:  713-951-1224
                               Attention:  Warren Ross


                               Revolving Credit Commitment-A:

                               $8,000,000.00


                               Revolving Credit Commitment-B:

                               $2,000,000.00

                                 SCHEDULE 1.1.A

                                Pricing Schedule

         The Prime Rate Margin, the LIBOR Margin, the rate per annum applicable for non-use fees and the rate per annum applicable for letter of credit fees, respectively, shall be determined in accordance with the table below and the other provisions of this Schedule 1.1.A.

PRIOR TO THE SUBORDINATED DEBT INCURRENCE DATE:

==========================================================================================================================

                                     LEVEL I                  LEVEL II                  LEVEL III              LEVEL IV

--------------------------------------------------------------------------------------------------------------------------
Rate for Non-Use
Fee                                   0.200%                   0.250%                    0.375%                 0.375%
--------------------------------------------------------------------------------------------------------------------------
LIBOR Margin                          0.625%                   0.875%                    1.125%                 1.375%
--------------------------------------------------------------------------------------------------------------------------
Prime Rate Margin                     0.000%                   0.000%                    0.000%                 0.000%
--------------------------------------------------------------------------------------------------------------------------
Rate for Letters
of Credit                             0.625%                   0.875%                    1.125%                 1.375%
==========================================================================================================================


         Level I applies when the Funded Debt to EBITDA Ratio is less than 1.00 to 1.00.

         Level II applies when the Funded Debt to EBITDA Ratio is equal to or greater than 1.00 to 1.00 but less than 1.25 to 1.00.

         Level III applies when the Funded Debt to EBITDA Ratio is equal to or greater than 1.25 to 1.00 but less than 1.50 to 1.00.

         Level IV applies when the Funded Debt to EBITDA Ratio is equal to or greater than 1.50 to 1.00.

         The applicable Level shall be adjusted, to the extent applicable, effective as of the date of receipt by the Agent of the financial statements described in Sections 9.1(a) and 9.1(b), based on the Funded Debt to EBITDA Ratio as of the last day of the Fiscal Quarter or Fiscal Year covered by such financial statements; provided that if the Borrower fails to deliver the financial statements required by Section 9.1(a) or 9.1(b), as applicable, and the related Compliance Certificate required by Section 9.1(c) by the date when due, effective on such date, Level IV shall apply until such financial statements are delivered. Notwithstanding the foregoing, the applicable Level shall be Level III at all times prior to the earlier of the receipt of the financial statements to be delivered pursuant to Section 9.1(b) as of October 31, 1999, or the Subordinated Debt Incurrence Date, and the related Compliance Certificate.

ON AND AFTER THE SUBORDINATED DEBT INCURRENCE DATE:

==================================================================================================================================

                              LEVEL I          LEVEL II         LEVEL III           LEVEL IV           LEVEL V          LEVEL VI

----------------------------------------------------------------------------------------------------------------------------------
Rate for Non-Use Fee           0.250%           0.375%           0.375%              0.375%             0.500%           0.500%
----------------------------------------------------------------------------------------------------------------------------------
LIBOR Margin                   1.000%           1.250%           1.500%              1.750%             2.000%           2.250%
----------------------------------------------------------------------------------------------------------------------------------
Prime Rate Margin              0.000%           0.000%           0.000%              0.250%             0.500%           0.750%
----------------------------------------------------------------------------------------------------------------------------------
Rate for Letters
of Credit                      1.000%           1.250%           1.500%              1.750%             2.000%           2.250%
==================================================================================================================================

         Level I applies when the Total Funded Debt to EBITDA Ratio is less than
1.00 to 1.00.

         Level II applies when the Total Funded Debt to EBITDA Ratio is equal to or greater than 1.00 to 1.00 but less than 1.25 to 1.00.

         Level III applies when the Total Funded Debt to EBITDA Ratio is equal to or greater than 1.25 to 1.00 but less than 1.50 to 1.00.

         Level IV applies when the Total Funded Debt to EBITDA Ratio is equal to or greater than 1.50 to 1.00 but less than 1.75 to 1.00.

         Level V applies when the Total Funded Debt to EBITDA Ratio is equal to or greater than 1.75 to 1.00 but less than 2.00 to 1.00.

         Level VI applies when the Total Funded Debt to EBITDA Ratio is equal to or greater than 2.00 to 1.00.

         The applicable Level shall be adjusted on the Subordinated Debt Incurrence Date and, thereafter to the extent applicable, effective as of the date of receipt by the Agent of the financial statements described in Sections 9.1(a) and 9.1(b), based on the Total Funded Debt to EBITDA Ratio on the Subordinated Debt Incurrence Date and thereafter as of the last day of the Fiscal Quarter or Fiscal Year covered by such financial statements; provided that if the Borrower fails to deliver financial statements on the Subordinated Debt Incurrence Date or the financial statements required by Section 9.1(a) or 9.1(b), as applicable, and the related Compliance Certificate required by
Section 9.1(c) by the date when due, effective as of such date, Level VI shall apply until such financial statements and Compliance Certificate are delivered.

                                 SCHEDULE 1.1.B

                           List of Domestic Guarantors

                              Addresses for Notices



Digicon Geophysical Corp.
3701 Kirby Drive, Suite 112
Houston, Texas 77098
Fax No.:  713-512-8701
Telephone No.:  713-512-8300
Attention:  Chief Financial Officer


Euroseis, Inc.
3701 Kirby Drive, Suite 112
Houston, Texas 77098
Fax No.:  713-512-8701
Telephone No.:  713-512-8300
Attention:  Chief Financial Officer


Veritas DGC Asia Pacific, Ltd.
3701 Kirby Drive, Suite 112
Houston, Texas 77098
Fax No.:  713-512-8701
Telephone No.:  713-512-8300
Attention:  Chief Financial Officer


Veritas DGC Land Inc.
3701 Kirby Drive, Suite 112
Houston, Texas 77098
Fax No.:  713-512-8701
Telephone No.:  713-512-8300
Attention:  Chief Financial Officer

                           List of Foreign Guarantors

                              Addresses for Notices



Veritas DGC, Ltd.
Digicon Centre, Crompton Way
Crawley, Sussex, RH10 2QR
England
Fax No.:  011-44-1293-443010
Telephone No.:  011-44-1293-443000
Attention:  Martin Sambrook


Veritas Energy Services Partnership
2200, 715 - 5th Avenue SW
Calgary, Alberta T2P 5A2
Fax No.:  403-205-6040
Telephone No.:  403-205-6000
Attention:  Barb Exner


Veritas DGC (Malaysia) Sdn. Bhd.
Room 107, Lanka Building
Khoo Hun Yeang Stsreet
93000 Kuching Sarawak, East Malaysia
Telephone No.:  65-258-1221
Attention:  Nirmal Singh

                                 SCHEDULE 1.1.C

                             Restricted Subsidiaries

                                  EXHIBIT "A-1"


                             REVOLVING CREDIT NOTE-A


$_____________                     Houston, Texas                   ____________


     FOR VALUE RECEIVED, the undersigned, VERITAS DGC INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of __________________________ (the "Bank"), at the Agent's office located at 910
Travis, Houston, Texas 77002 or such other office as may be designated by the Agent, for the account of the Applicable Lending Office of the Bank, in lawful money of the United States of America and in immediately available funds, the principal amount of _____________________ and No/100 Dollars ($_______________)
or such lesser amount as shall equal the aggregate unpaid principal amount of the Advances-A made by the Bank to the Borrower under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the amount of each such Advance-A, at such office, in like money and funds, for the period commencing on the date of such Advance-A until such Advance-A shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     This Note is one of the Revolving Credit Notes-A referred to in the Credit Agreement dated as of November 1, 1999, among the Borrower, the Bank and certain other banks parties thereto and Bank One, Texas, N.A., as Agent for the Bank and certain other banks (such Credit Agreement, as the same may be amended, modified, or supplemented from time to time, is referred to herein as the "Credit Agreement"), and contains the terms and provisions related to Advances-A made by the Bank thereunder. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments of Advances-A prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

     Notwithstanding anything to the contrary contained herein, no provision of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither the Borrower nor the sureties, guarantors, successors or assigns of the Borrower shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, the Borrower and the Bank shall, to the extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee, or premium rather than as interest,
(ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS
NOTE IS PERFORMABLE IN HARRIS COUNTY, TEXAS.

     The Borrower and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     The Borrower hereby authorizes the Bank to maintain in its business records the amount of Advances-A made to the Borrower by the Bank and payments of principal in respect of such Advances-A, which records shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all such Advances-A; provided, however, that the failure to maintain such records shall not limit or otherwise affect the obligations of the Borrower under the Credit Agreement or this Note.

     This Note is secured as provided in the Credit Agreement and is entitled to all the benefits of the Credit Agreement and all other Loan Documents.

     This Note is in partial renewal and extension of, but not in discharge or novation of, that certain promissory note in the original principal amount of $_____________ dated July 27, 1998, executed by the Borrower and payable to the order of the Bank.


                                 VERITAS DGC INC.


                                 By: _________________________________
                                     Anthony Tripodo
                                     Executive Vice President and
                                     Chief Financial Officer

                                  EXHIBIT "A-2"


                             REVOLVING CREDIT NOTE-B


$_____________                    Houston, Texas                    ____________


     FOR VALUE RECEIVED, the undersigned, VERITAS DGC INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of __________________________ (the "Bank"), at the Agent's office located at 910
Travis, Houston, Texas 77002 or such other office as may be designated by the Agent, for the account of the Applicable Lending Office of the Bank, in lawful money of the United States of America and in immediately available funds, the principal amount of _____________________ and No/100 Dollars ($_______________)
or such lesser amount as shall equal the aggregate unpaid principal amount of the Advances-B made by the Bank to the Borrower under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the amount of each such Advance-B, at such office, in like money and funds, for the period commencing on the date of such Advance-B until such Advance-B shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     This Note is one of the Revolving Credit Notes-B referred to in the Credit Agreement dated as of November 1, 1999, among the Borrower, the Bank and certain other banks parties thereto and Bank One, Texas, N.A., as Agent for the Bank and certain other banks (such Credit Agreement, as amended and as the same may be further amended, modified, or supplemented from time to time, is referred to herein as the "Credit Agreement"), and contains the terms and provisions related to Advances-B made by the Bank thereunder. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments of Advances-B prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

     Notwithstanding anything to the contrary contained herein, no provision of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither the Borrower nor the sureties, guarantors, successors or assigns of the Borrower shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, the Borrower and the Bank shall, to the extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee, or premium rather than as interest,
(ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS
NOTE IS PERFORMABLE IN HARRIS COUNTY, TEXAS.

     The Borrower and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     The Borrower hereby authorizes the Bank to maintain in its business records the amount of Advances-B made to the Borrower by the Bank and payments of principal in respect of such Advances-B, which records shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all such Advances-B; provided, however, that the failure to maintain such records shall not limit or otherwise affect the obligations of the Borrower under the Credit Agreement or this Note.

     This Note is secured as provided in the Credit Agreement and is entitled to all the benefits of the Credit Agreement and all other Loan Documents.

     This Note is in partial renewal and extension of, but not in discharge or novation of, that certain promissory note in the original principal amount of $_____________ dated July 27, 1998, executed by the Borrower and payable to the order of the Bank.


                             VERITAS DGC INC.


                             By: _________________________________
                                 Anthony Tripodo
                                 Executive Vice President and
                                 Chief Financial Officer

                                   EXHIBIT "B"


                                                                      [Borrower]
                               SECURITY AGREEMENT


         This SECURITY AGREEMENT dated as of November 1, 1999 (this "Agreement"), is by and between VERITAS DGC INC., a Delaware corporation (the "Debtor"), and BANK ONE, TEXAS, N.A., a national banking association, as Agent (the "Secured Party") for itself, the Banks and the Issuing Bank.

                                    RECITALS:

         A. Debtor, on the one hand and the Secured Party, the Banks and the Issuing Bank, on the other hand, have entered into that certain Credit Agreement dated as of November 1, 1999 (such Credit Agreement, as the same may be amended, supplemented, modified or restated from time to time, is hereinafter referred to as the "Credit Agreement").

         B. The Secured Party, the Banks and the Issuing Bank have conditioned their obligations under the Credit Agreement upon the execution and delivery of this Agreement by the Debtor.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                       I.

         I.1 Definitions. As used in this Agreement, the following terms have the following meanings:

                  "Accounts" means any "account", as such term is defined in
         Section 9.106 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor:
         (a) all rights of the Debtor to payment for goods sold or leased or services rendered, whether or not earned by performance, (b) all accounts receivable of the Debtor, (c) all security pledged, assigned, or granted to or held by the Debtor to secure any of the foregoing, (d) all guaranties of, or indemnifications with respect to, any of the foregoing, and (e) all rights of the Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale.

                  "Banks" collectively means each of the banks or other lending institutions which is or may from time to time become a signatory to the Credit Agreement and any successor thereto, and individually "Bank" means any one of the Banks.

                  "Collateral" has the meaning specified in Section 2.1 of this Agreement.

                  "Permitted Liens" has the meaning given to such term in the Credit Agreement.

                  "Proceeds" means any "proceeds", as such term is defined in
         Section 9.306 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to the Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Secured Obligations" has the meaning given to such term in the Credit Agreement.

                  "UCC" means the Uniform Commercial Code as in effect in the State of Texas or, if so required with respect to any particular Collateral by mandatory provisions of applicable law, as in effect in the jurisdiction in which such Collateral is located.

         I.2 Terms Defined in Credit Agreement. All capitalized terms used and not otherwise defined herein shall have their respective meanings as specified in the Credit Agreement.

                                       II.

                                Security Interest

         II.1 Security Interest. As collateral security for the prompt payment and performance in full when due of the Secured Obligations (whether at stated maturity, by acceleration, or otherwise), the Debtor hereby grants to the Secured Party a Lien on and security interest in all of the Debtor's right, title, and interest in and to all Accounts and all Proceeds and products of any Accounts, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral").

         II.2 Debtor Remains Liable. Notwithstanding anything to the contrary contained herein, (a) the Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) the Secured Party shall not have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement nor shall the Secured Party be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                      III.

                         Representations and Warranties

         To induce the Secured Party to enter into this Agreement and the Credit Agreement, the Debtor represents and warrants to the Secured Party that:

         III.1 Title. The Debtor is, and with respect to Collateral acquired after the date hereof the Debtor will be, the owner of the Collateral free and clear of any Lien, except Permitted Liens.

         III.2 Accounts. Unless the Debtor has given the Secured Party written notice to the contrary, whenever the security interest granted hereunder attaches to an Account which is included as Eligible Domestic/Domestic Accounts, Eligible Domestic/Foreign Accounts or Eligible Foreign/Foreign Accounts in a Borrowing Base Report or Advance Request Form, the Debtor shall be deemed to have represented and warranted to the Secured Party as to each and all of such Accounts that such Accounts satisfy the conditions set forth in the definitions of Eligible Domestic/Domestic Accounts, Eligible Domestic/Foreign Accounts or Eligible Foreign/Foreign Accounts, as applicable, in the Credit Agreement.

         III.3 Financing Statements. No financing statement covering all or any part of the Collateral is on file in any public office, except as may have been filed in favor of the Secured Party pursuant to this Agreement or with respect to any other Permitted Liens and other financing statements which have been disclosed in writing to Secured Party prior to the date hereof. Except as reflected in the closing documents delivered to Secured Party on or before the date hereof, the Debtor has not within the past five years done business under any name or trade name other than its legal name set forth at the beginning of this Agreement.

         III.4 Principal Place of Business. The principal place of business and chief executive office of the Debtor are located at the addresses of the Debtor shown at the signature pages of the Credit Agreement.

                                       IV.

                                    Covenants

         The Debtor covenants and agrees with the Secured Party that until the Secured Obligations are paid and performed in full and all commitments of the Secured Party to the Debtor have terminated that it will comply with the provisions of the Credit Agreement applicable to it and in addition:

         IV.1 Further Assurances. At any time and from time to time, upon the request of the Secured Party, and at the sole expense of the Debtor, the Debtor shall promptly execute and deliver all such further instruments, agreements, and documents and take such further action as the Secured Party may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement. Without limiting the generality of the foregoing, the Debtor shall (a) execute and deliver to the Secured Party such financing statements as the Secured Party may from time to time require; and (b) execute and deliver to the Secured Party such other documents, instruments, and agreements as the Secured Party may reasonably require to perfect and maintain the validity, effectiveness, and priority of the Loan Documents and the Liens intended to be created thereby. The Debtor authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Debtor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

         IV.2 Risk of Loss. The Debtor shall be responsible for any loss or damage to the Collateral.

         IV.3 Collection of Accounts. In connection with collections, after the occurrence and during the continuance of an Event of Default, the Debtor shall take such actions as the Secured Party may deem necessary or advisable to enforce collection of the Accounts. In addition to the foregoing, after the occurrence and during the continuance of an Event of Default, the Debtor agrees that if any Proceeds of any Collateral (including payments made in respect of Accounts) shall be received by the Debtor, the Debtor shall promptly deliver such Proceeds to the Secured Party with any necessary endorsements. Until such Proceeds are delivered to the Secured Party, such Proceeds shall be held in trust by the Debtor for the benefit of the Secured Party and shall not be commingled with any other funds or property of the Debtor.

                                       V.

                           Rights of the Secured Party

         V.1 Power of Attorney. The Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of the Debtor or in its own name, effective as of the occurrence and during the continuance of an Event of Default, to take any and all action and to execute any and all documents and instruments which the Debtor is unable or unwilling to take or execute, as applicable, and which the Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Debtor hereby gives the Secured Party the power and right on behalf of the Debtor and in its own name to do any of the following, without the consent of the Debtor:

                  (a) to demand, sue for, collect, or receive in the name of the Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

                  (b) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral;

                  (c) to notify post office authorities to change the address for delivery of mail of the Debtor to an address designated by the Secured Party and to receive, open, and dispose of mail addressed to the Debtor;

                  (d) (i) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Secured Party or as the Secured Party shall direct; (ii) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (iv) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action, or proceeding brought against the Debtor with respect to any Collateral: (vi) to settle, compromise, or adjust any suit, action, or proceeding described above and in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Secured Party may determine; (viii) to add or release any guarantor, indorser, surety, or other party, to any of the Collateral; (ix) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (x) to make, settle, compromise, or adjust claims under any insurance policy covering any of the Collateral; and (xi) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Debtor's expense, at any time, or from time to time, all commercially reasonable acts and things which the Secured Party deems necessary to protect, preserve, or realize upon the Collateral and the Secured Party's security interest therein.

         This power of attorney is a power coupled with an interest and shall be irrevocable until the Secured Obligations have been irrevocably paid and performed in full and the Secured Party, the Banks and the Issuing Bank have no Revolving Credit Commitments. The Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Secured Party solely to protect, preserve, and realize upon its security interest in the Collateral. The Secured Party will exercise its best efforts to notify Debtor in advance of any action to be taken by Secured Party in its capacity, as attorney-in-fact pursuant to this Section, but in any event, promptly after such action is taken provided that any failure by Secured Party to so notify Debtor shall not impose any liability upon Secured Party or affect its rights and remedies hereunder, at law or in equity. The Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.

                                       VI.

                                     Default

         VI.1 Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Secured Party shall have the following rights and remedies:

                  (a) In addition to all other rights and remedies granted to the Secured Party in this Agreement or in any other Loan Document or by applicable law, the Secured Party shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Secured Party, may (i) without demand or notice to the Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose the Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (ii) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Secured Party's offices or elsewhere, for cash on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid and become a purchaser of the Collateral or any part thereof (to the extent permitted by law) free of any right or equity of redemption on the part of the Debtor, which right or equity of redemption is hereby expressly waived and released by the Debtor (to the extent permitted by law). Upon the request of the Secured Party, the Debtor shall assemble the Collateral and make it available to the Secured Party at any place designated by the Secured Party that is reasonably convenient to the Debtor and the Secured Party. The Debtor agrees that the Secured Party shall not be obligated to give more than 15 days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Debtor shall be liable for all reasonable expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys' fees, legal expenses, and all other costs and expenses incurred by the Secured Party in connection with the collection of the Secured Obligations and the enforcement of the Secured Party's rights under this Agreement. The Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations in full. The Secured Party may apply the Collateral against the Secured Obligations in such order and manner as the Secured Party may elect in its sole discretion. The Debtor waives all rights of marshalling, valuation, and appraisal in respect of the Collateral.

                  (b) The Secured Party may cause any or all of the Collateral held by it to be transferred into the name of the Secured Party or the name or names of the Secured Party's nominee or nominees.

                  (c) The Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

                  (d) On any sale of the Collateral, the Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

                                      VII.

                                  Miscellaneous

         VII.1 No Waiver: Cumulative Remedies. No failure on the part of the Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         VII.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective heirs, successors, and assigns, except that the Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

         VII.3 ENTIRE AGREEMENT; AMENDMENT; CONTROLLING AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR OR CONTEMPORANEOUS ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto. In the event any term or provision of this Agreement expressly conflicts with any term or provision of the Credit Agreement, the terms and provisions of the Credit Agreement shall govern and control.

         VII.4 Notices. All notices and other communications provided for in this Agreement shall be given or made in accordance with the terms of the Credit Agreement.

         VII.5 GOVERNING LAW: VENUE: SERVICE OF PROCESS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN HARRIS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN HARRIS COUNTY, TEXAS. SUBJECT TO SECTION 7.11, ANY ACTION OR PROCEEDING AGAINST DEBTOR UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN HARRIS COUNTY, TEXAS. DEBTOR HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY

OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. DEBTOR AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 7.4. NOTHING HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR, SUBJECT TO SECTION 7.11, SHALL LIMIT THE RIGHT OF SECURED PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST DEBTOR OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS. SUBJECT TO SECTION 7.11, ANY ACTION OR PROCEEDING BY DEBTOR AGAINST THE LENDER SHALL BE BROUGHT ONLY IN A COURT LOCATED IN HARRIS COUNTY, TEXAS.

         VII.6 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         VII.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         VII.8 Waiver of Bond. In the event the Secured Party seeks to take possession of any or all of the Collateral by judicial process, the Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

         VII.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         VII.10 Termination. If all of the Secured Obligations shall have been paid and performed in full and all Revolving Credit Commitments of the Secured Party to the Debtor shall have expired or terminated, the Secured Party shall, upon the written request of the Debtor, execute and deliver to the Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Secured Party and has not previously been sold or otherwise applied pursuant to this Agreement.

         VII.11 ARBITRATION. THE PARTIES AGREE TO BE BOUND BY THE TERMS AND CONDITIONS OF THE ARBITRATION PROVISIONS DESCRIBED IN SECTION 14.20 OF THE CREDIT AGREEMENT, PURSUANT TO WHICH ANY AND ALL DISPUTES REGARDING THIS AGREEMENT SHALL BE RESOLVED BY MANDATORY BINDING ARBITRATION UPON THE REQUEST OF ANY PARTY.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                      DEBTOR:

                                      VERITAS DGC INC.


                                      By:
                                         ---------------------------
                                         Anthony Tripodo
                                         Executive Vice President
                                         and Chief Financial Officer

                                      Address for Notices:

                                      3701 Kirby Drive, Suite 112
                                      Houston, Texas 77098
                                      Telephone No.:  713-512-8300
                                      Fax No.:  713-512-8701
                                      Attention:  Chief Financial
                                                  Officer

                                      SECURED PARTY:

                                      BANK ONE (TEXAS), N.A.


                                      By:
                                         ---------------------------
                                         Philip C. Lauinger, III
                                         Vice President

                                      Address for Notices:

                                      910 Travis
                                      Houston, Texas 77002
                                      Fax No.:  713-751-6199
                                      Telephone No.:  713-751-3644
                                      Attention: Philip C. Lauinger, III

                                  EXHIBIT "C-1"
                                                                      [Domestic]
                           FORM OF SECURITY AGREEMENT


         This SECURITY AGREEMENT dated as of November 1, 1999 (this "Agreement"), is by and between ___________________, a ____________ corporation
(the "Debtor"), and BANK ONE, TEXAS, N.A., a national banking association, as Agent (the "Secured Party") for itself, the Banks and the Issuing Bank.

                                R E C I T A L S:

         A. Veritas DGC Inc., a Delaware corporation (the "Borrower"), on the one hand and the Secured Party, the Banks and the Issuing Bank, on the other hand, have entered into that certain Credit Agreement dated as of November 1, 1999 (such Credit Agreement, as the same may be amended, supplemented, modified or restated from time to time, is hereinafter referred to as the "Credit Agreement").

         B. The Debtor has executed that certain General Continuing Guaranty dated as of November 1, 1999 (the "Guaranty") pursuant to which, and subject to the terms and conditions thereof and the terms and conditions of the Credit Agreement, the Debtor has guaranteed payment of certain of the obligations of the Borrower under the Credit Agreement.

         C. The Secured Party, the Banks and the Issuing Bank have conditioned their obligations under the Credit Agreement upon the execution and delivery of this Agreement by the Debtor.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                       I.

         I.1 Definitions. As used in this Agreement, the following terms have the following meanings:

                  "Accounts" means any "account", as such term is defined in
         Section 9.106 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor:
         (a) all rights of the Debtor to payment for goods sold or leased or services rendered, whether or not earned by performance, (b) all accounts receivable of the Debtor, (c) all security pledged, assigned, or granted to or held by the Debtor to secure any of the foregoing, (d) all guaranties of, or indemnifications with respect to, any of the foregoing, and (e) all rights of the Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale.

                  "Banks" collectively means each of the banks or other lending institutions which is or may from time to time become a signatory to the Credit Agreement and any successor thereto, and individually "Bank" means any one of the Banks.

                  "Collateral" has the meaning specified in Section 2.1 of this Agreement.

                  "Permitted Liens" has the meaning given to such term in the Credit Agreement.

                  "Proceeds" means any "proceeds", as such term is defined in
         Section 9.306 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to the Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Secured Obligations" has the meaning given to such term in the Credit Agreement.

                  "UCC" means the Uniform Commercial Code as in effect in the State of Texas or, if so required with respect to any particular Collateral by mandatory provisions of applicable law, as in effect in the jurisdiction in which such Collateral is located.

         I.2 Terms Defined in Credit Agreement. All capitalized terms used and not otherwise defined herein shall have their respective meanings as specified in the Credit Agreement.

                                       II.

                                Security Interest

         II.1 Security Interest. As collateral security for the prompt payment and performance in full when due of (a) the Secured


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Obligations (whether at stated maturity, by acceleration, or otherwise) and (b)
the obligations of the Debtor under the Guaranty to the extent such obligations may be secured under the provisions of the Credit Agreement and the Indenture (as such term is defined in the Credit Agreement), the Debtor hereby grants to the Secured Party a Lien on and security interest in all of the Debtor's right, title, and interest in and to all Accounts and all Proceeds and products of any Accounts, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral").

         II.2 Debtor Remains Liable. Notwithstanding anything to the contrary contained herein, (a) the Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) the Secured Party shall not have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement nor shall the Secured Party be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                      III.

                         Representations and Warranties

         To induce the Secured Party to enter into this Agreement and the Credit Agreement, the Debtor represents and warrants to the Secured Party that:

         III.1 Title. The Debtor is, and with respect to Collateral acquired after the date hereof the Debtor will be, the owner of the Collateral free and clear of any Lien, except Permitted Liens.

         III.2 Accounts. Unless the Debtor has given the Secured Party written notice to the contrary, whenever the security interest granted hereunder attaches to an Account which is included as Eligible Domestic/Domestic Accounts, Eligible Domestic/Foreign Accounts or Eligible Foreign/Foreign Accounts in a Borrowing Base Report or Advance Request Form, the Debtor shall be deemed to have represented and warranted to the Secured Party as to each and all of such Accounts that such Accounts satisfy the conditions set forth in the definitions of Eligible Domestic/Domestic Accounts, Eligible Domestic/Foreign Accounts or Eligible Foreign/Foreign Accounts, as applicable, in the Credit Agreement.



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         III.3 Financing Statements. No financing statement covering all or any part of the Collateral is on file in any public office, except as may have been filed in favor of the Secured Party pursuant to this Agreement or with respect to any other Permitted Liens and other financing statements which have been disclosed in writing to Secured Party prior to the date hereof. Except as reflected in the closing documents delivered to Secured Party on or before the date hereof, the Debtor has not within the past five years done business under any name or trade name other than its legal name set forth at the beginning of this Agreement.

         III.4 Principal Place of Business. The principal place of business and chief executive office of the Debtor are located at the addresses of the Debtor shown at the signature pages of the Credit Agreement.

                                       IV.

                                    Covenants

         The Debtor covenants and agrees with the Secured Party that until the Secured Obligations are paid and performed in full, Debtor has no further secured obligation under the Guaranty, and all commitments of the Secured Party to the Debtor have terminated that it will comply with the provisions of the Credit Agreement applicable to it and in addition:

         IV.1 Further Assurances. At any time and from time to time, upon the request of the Secured Party, and at the sole expense of the Debtor, the Debtor shall promptly execute and deliver all such further instruments, agreements, and documents and take such further action as the Secured Party may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement. Without limiting the generality of the foregoing, the Debtor shall (a) execute and deliver to the Secured Party such financing statements as the Secured Party may from time to time require; and (b) execute and deliver to the Secured Party such other documents, instruments, and agreements as the Secured Party may reasonably require to perfect and maintain the validity, effectiveness, and priority of the Loan Documents and the Liens intended to be created thereby. The Debtor authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Debtor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

         IV.2 Risk of Loss. The Debtor shall be responsible for any loss or damage to the Collateral.


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         IV.3 Collection of Accounts. In connection with collections, after the occurrence and during the continuance of an Event of Default, the Debtor shall take such actions as the Secured Party may deem necessary or advisable to enforce collection of the Accounts. In addition to the foregoing, after the occurrence and during the continuance of an Event of Default, the Debtor agrees that if any Proceeds of any Collateral (including payments made in respect of Accounts) shall be received by the Debtor, the Debtor shall promptly deliver such Proceeds to the Secured Party with any necessary endorsements. Until such Proceeds are delivered to the Secured Party, such Proceeds shall be held in trust by the Debtor for the benefit of the Secured Party and shall not be commingled with any other funds or property of the Debtor.

                                       V.

                           Rights of the Secured Party

         V.1 Power of Attorney. The Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of the Debtor or in its own name, effective as of the occurrence and during the continuance of an Event of Default, to take any and all action and to execute any and all documents and instruments which the Debtor is unable or unwilling to take or execute, as applicable, and which the Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Debtor hereby gives the Secured Party the power and right on behalf of the Debtor and in its own name to do any of the following, without the consent of the Debtor:

                  (a) to demand, sue for, collect, or receive in the name of the Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

                  (b) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral;

                  (c) to notify post office authorities to change the


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         address for delivery of mail of the Debtor to an address designated by the Secured Party and to receive, open, and dispose of mail addressed to the Debtor;

                  (d) (i) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Secured Party or as the Secured Party shall direct; (ii) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (iv) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action, or proceeding brought against the Debtor with respect to any Collateral:
         (vi) to settle, compromise, or adjust any suit, action, or proceeding described above and in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Secured Party may determine; (viii) to add or release any guarantor, indorser, surety, or other party, to any of the Collateral; (ix) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (x) to make, settle, compromise, or adjust claims under any insurance policy covering any of the Collateral; and (xi) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Debtor's expense, at any time, or from time to time, all commercially reasonable acts and things which the Secured Party deems necessary to protect, preserve, or realize upon the Collateral and the Secured Party's security interest therein.

         This power of attorney is a power coupled with an interest and shall be irrevocable until the Secured Obligations have been irrevocably paid and performed in full, Debtor has no further secured obligations under the Guaranty, and the Secured Party, the Banks and the Issuing Bank have no Revolving Credit Commitments.


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

The Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Secured Party solely to protect, preserve, and realize upon its security interest in the Collateral. The Secured Party will exercise its best efforts to notify Debtor in advance of any action to be taken by Secured Party in its capacity, as attorney-in-fact pursuant to this Section, but in any event, promptly after such action is taken provided that any failure by Secured Party to so notify Debtor shall not impose any liability upon Secured Party or affect its rights and remedies hereunder, at law or in equity. The Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.

                                       VI.

                                     Default

         VI.1 Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Secured Party shall have the following rights and remedies:

                  (a) In addition to all other rights and remedies granted to the Secured Party in this Agreement or in any other Loan Document or by applicable law, the Secured Party shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Secured Party, may (i) without demand or notice to the Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose the Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (ii) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Secured Party's offices or elsewhere, for cash on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid and become a purchaser of the Collateral or any


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

         part thereof (to the extent permitted by law) free of any right or equity of redemption on the part of the Debtor, which right or equity of redemption is hereby expressly waived and released by the Debtor (to the extent permitted by law). Upon the request of the Secured Party, the Debtor shall assemble the Collateral and make it available to the Secured Party at any place designated by the Secured Party that is reasonably convenient to the Debtor and the Secured Party. The Debtor agrees that the Secured Party shall not be obligated to give more than 15 days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Debtor shall be liable for all reasonable expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys' fees, legal expenses, and all other costs and expenses incurred by the Secured Party in connection with the collection of the Secured Obligations and the enforcement of the Secured Party's rights under this Agreement. The Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations in full. The Secured Party may apply the Collateral against the Secured Obligations in such order and manner as the Secured Party may elect in its sole discretion. The Debtor waives all rights of marshalling, valuation, and appraisal in respect of the Collateral.

                  (b) The Secured Party may cause any or all of the Collateral held by it to be transferred into the name of the Secured Party or the name or names of the Secured Party's nominee or nominees.

                  (c) The Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

                  (d) On any sale of the Collateral, the Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any

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

         required approval of the purchaser or purchasers by any applicable Governmental Authority.

                                      VII.

                                  Miscellaneous

         VII.1 No Waiver: Cumulative Remedies. No failure on the part of the Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         VII.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective heirs, successors, and assigns, except that the Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

         VII.3 ENTIRE AGREEMENT; AMENDMENT; CONTROLLING AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR OR CONTEMPORANEOUS ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto. In the event any term or provision of this Agreement expressly conflicts with any term or provision of the Credit Agreement, the terms and provisions of the Credit Agreement shall govern and control.

         VII.4 Notices. All notices and other communications provided for in this Agreement shall be in writing and may be telecopied (faxed), mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed


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notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

         VII.5 GOVERNING LAW: VENUE: SERVICE OF PROCESS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN HARRIS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN HARRIS COUNTY, TEXAS. SUBJECT TO SECTION 7.11, ANY ACTION OR PROCEEDING AGAINST DEBTOR UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN HARRIS COUNTY, TEXAS. DEBTOR HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. DEBTOR AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 7.4. NOTHING HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR, SUBJECT TO SECTION 7.11, SHALL LIMIT THE RIGHT OF SECURED PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST DEBTOR OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS. SUBJECT TO SECTION 7.11, ANY ACTION OR PROCEEDING BY DEBTOR AGAINST THE LENDER SHALL BE BROUGHT ONLY IN A COURT LOCATED IN HARRIS COUNTY, TEXAS.

         VII.6 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         VII.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         VII.8 Waiver of Bond. In the event the Secured Party seeks to take possession of any or all of the Collateral by judicial process, the Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

         VII.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


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

         VII.10 Termination. If all of the Secured Obligations shall have been paid and performed in full, the Debtor shall have no further secured obligations under the Guaranty and all Revolving Credit Commitments of the Secured Party to the Debtor shall have expired or terminated, the Secured Party shall, upon the written request of the Debtor, execute and deliver to the Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Secured Party and has not previously been sold or otherwise applied pursuant to this Agreement.

         VII.11 ARBITRATION. THE DEBTOR AND THE SECURED PARTY (THE "PARTIES") AGREE THAT UPON THE WRITTEN DEMAND OF ANY PARTY, WHETHER MADE BEFORE OR AFTER THE INSTITUTION OF ANY LEGAL PROCEEDINGS, BUT PRIOR TO THE RENDERING OF ANY JUDGMENT IN THAT PROCEEDING, ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM, WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (AS DEFINED IN THE CREDIT AGREEMENT) OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT DISPUTES AND TORT CLAIMS, SHALL BE RESOLVED BY BINDING ARBITRATION PURSUANT TO THE COMMERCIAL RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"). ANY ARBITRATION PROCEEDING HELD PURSUANT TO THIS ARBITRATION PROVISION SHALL BE CONDUCTED IN THE CITY NEAREST THE DEBTOR'S ADDRESS HAVING AN AAA REGIONAL OFFICE, OR AT ANY OTHER PLACE SELECTED BY MUTUAL AGREEMENT OF THE PARTIES.JUDGMENT UPON ANY AWARD RENDERED BY ANY ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. THE STATUTE OF LIMITATIONS, ESTOPPEL, WAIVER, LACHES AND SIMILAR DOCTRINES WHICH WOULD OTHERWISE BE APPLICABLE IN AN ACTION BROUGHT BY A PARTY SHALL BE APPLICABLE IN ANY ARBITRATION PROCEEDING, AND THE COMMENCEMENT OF AN ARBITRATION PROCEEDING SHALL BE DEEMED THE COMMENCEMENT OF ANY ACTION FOR THESE PURPOSES. THE FEDERAL ARBITRATION ACT (TITLE 9 OF THE UNITED STATES CODE) SHALL APPLY TO THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT OF THIS ARBITRATION PROVISION.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                           DEBTOR:

                                           -------------------------------


                                           By:
                                              ----------------------------
                                                  Anthony Tripodo
                                                  Vice President

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


                                           Address for Notices:

                                           3701 Kirby Drive, Suite 112
                                           Houston, Texas 77098
                                           Telephone No.:  713-512-8300
                                           Fax No.:  713-512-8701
                                           Attention:  Chief Financial Officer



                                           SECURED PARTY:

                                           BANK ONE, TEXAS, N.A.


                                           By:
                                              ----------------------------
                                              Philip C. Lauinger, III
                                              Vice President

                                           Address for Notices:

                                           910 Travis
                                           Houston, Texas 77002
                                           Fax No.:  713-751-6199
                                           Telephone No.:  713-751-3644
                                           Attention: Philip C. Lauinger, III


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

                                  EXHIBIT "C-2"
                                                                   [Partnership]
                               SECURITY AGREEMENT


                  Dated as of the 1st day of November, 1999.

BETWEEN:

                  VERITAS ENERGY SERVICES PARTNERSHIP, a general partnership formed under the laws of the Province of Alberta, (the "Debtor")

                                               - and -

                  BANK ONE, TEXAS, N.A., a national banking association formed under the laws of the United States on behalf of itself and as agent for the Banks, as herein defined (collectively, the "Secured Party")

1.       SECURITY INTEREST

         (a) For valuable consideration, the Debtor hereby grants, assigns, transfers, mortgages and charges to the Secured Party, as and by way of a fixed and specific mortgage and charge, and grants to the Secured Party a security interest in, all of the Debtor's present and after-acquired Accounts now owned or hereafter acquired by or on behalf of the Debtor (and all rights and interests now or hereafter held by or on behalf of the Debtor with respect to any of the foregoing) and all Proceeds of any of the foregoing including without limitation all Chattel Paper, Documents of Title, Instruments, Intangibles, Money and Securities arising from such Accounts;

                  (all of the property and assets described in this paragraph
                  (a) is herein collectively called the "Collateral")

         (b) The grants, assignments, transfers, mortgages, charges and security interests to and in favor of the Secured Party herein created are collectively called the "Security Interest ".

         (c) The terms "Accounts", "Chattel Paper", "Documents of Title", "Instruments", "Intangibles", "Money", "Proceeds", and "Securities", including any singular or plural variation thereof whenever used herein shall be interpreted pursuant to the respective meanings given to such words in the Personal Property Security Act (Alberta), as amended from time to time, which Act, including amendments thereto and any Act substituted therefor and amendments thereto is herein referred to as the "PPSA".

         (d)      In this Security Agreement:

                  (i) Credit Agreement means the Credit Agreement dated as of November 1, 1999 among Veritas DGC Inc., the Borrower, Bank One, Texas, N.A. and each of the other banks or lending institutions which is or may from time to time become a signatory thereto, together with any amendment or modification thereto or any supplement, restatement or replacement thereof;

                  (ii) Guaranty Agreement means that certain General Continuing Guaranty dated as of November 1, 1999 executed by the Debtor in favor of the Secured Party, as the same may be modified or amended from time to time.

                  (iii) All capitalized terms used and not otherwise defined herein shall have their respective meanings as specified in the Credit Agreement.

         (e) This Security Agreement is executed by the Debtor in favor of Bank One, Texas, N.A. on behalf of itself and in its capacity as agent for and on behalf of the Banks and all of the covenants, representations, warranties, rights, benefits and security interests made or given by the Debtor hereunder are for the joint and several benefit of Bank One, Texas, N.A. and all of the Banks. All references in this Security Agreement to the Secured Party shall be deemed to constitute a reference to Bank One, Texas, N.A. and the Banks or any of them.

         (f) Any reference hereinafter to the "Collateral" shall, unless the context otherwise requires, be deemed a reference to the "Collateral or any part thereof".

2.       INDEBTEDNESS SECURED

          The Security Interest granted hereby secures payment and satisfaction of (a) the Obligations-B (as defined in the Credit Agreement) to the extent the Obligations-B constitute Secured Obligations (as defined in the Credit Agreement) and (b) the obligations of Debtor under the Guaranty to the extent such obligations may be secured under the provisions of the Credit

Agreement and the Indenture (as such term is defined in the Credit Agreement) (hereinafter collectively called the "Indebtedness"). If the Security Interest in the Collateral is not sufficient, in the event of default, to satisfy all Indebtedness of the Debtor, the Debtor acknowledges and agrees that, subject to the terms and provisions of the Guaranty, the Credit Agreement and the Indenture, the Debtor shall continue to be liable for any Indebtedness remaining outstanding and the Secured Party shall be entitled to pursue full payment thereof.

3.       REPRESENTATIONS AND WARRANTIES OF THE DEBTOR

         The Debtor represents and warrants and so long as this Security Agreement remains in effect shall be deemed to continuously represent and warrant that:

         (a) the Collateral is owned by the Debtor free of all security interests, mortgages, liens, claims, charges or other encumbrances (hereinafter collectively called "Encumbrances"), except for the Security Interest and those Encumbrances shown on Schedule "A" or as permitted by the Credit Agreement or hereafter approved in writing by the Secured Party prior to their creation or assumption;

         (b) each Account, Chattel Paper and Instrument forming part of the Collateral is enforceable in accordance with its terms against the party obligated to pay the same (the "Account Debtor"), and no Account Debtor will have any defense, set off, claim or counterclaim against the Debtor which can be asserted against the Secured Party, whether in any proceeding to enforce the Collateral or otherwise;

         (c) the locations specified in Schedule "B" as to business operations and records are accurate and complete;

         (d) the name of the Debtor has not changed since the date of its formation;

         (e)      the partners of the Debtor are:

                  (i)   Veritas Geophysical Ltd.;

                  (ii)  Veritas Seismic (1987) Ltd.;

                  (iii) Canex Information Services Ltd.; and

         (f) the chief executive office of the Debtor is located in the Province of Alberta.

4.       COVENANTS OF THE DEBTOR

         So long as this Security Agreement remains in effect the Debtor covenants and agrees:

         (a) to defend the Collateral against the claims and demands of all other parties claiming the same or an interest therein; to keep the Collateral free from all Encumbrances, except for the Security Interest and those shown on Schedule "A" or as permitted by the Credit Agreement or hereafter approved in writing by the Secured Party prior to their creation or assumption and not to sell, exchange, transfer, assign, lease, or otherwise dispose of the Collateral or any interest therein without the prior written consent of the Secured Party; provided always that, until default, the Debtor may, in the ordinary course of the Debtor's business, subject to Clause 7 hereof, use Money available to the Debtor;

         (b)      to notify the Secured Party promptly of:

                  (i) any change in the information contained herein or in the Schedules hereto relating to the Debtor, the Debtor's business or the Collateral including without limitation:

                              (A)   any change in the name of the Debtor;

                              (B) any change in the place of business of the Debtor or, if the Debtor has more than one place of business, in the chief executive office of the Debtor; and

                              (C)   any change in the location of the
                                    Collateral;

                  (ii) the details of any material claims or litigation affecting the Debtor or the Collateral;

         (c) to do, execute, acknowledge and deliver such financing statements and further assignments, transfers, documents, acts, matters and things as may be reasonably requested by the Secured Party of or with respect to the Collateral in order to give effect to this Security Agreement and to pay all costs for searches and filings in connection therewith; and the Debtor hereby appoints the Secured Party or any officer or manager from time to time of the Secured Party or any branch of the Secured Party the irrevocable attorney of the Debtor (with full power of substitution and delegation) to sign all documents and take such action as may be required to give effect to this provision;

         (d) to pay all taxes, rates, levies, assessments and other charges of every nature which may be lawfully levied, assessed or imposed against or in respect of the Debtor or the Collateral as and when the same become due and payable;

         (e) to carry on and conduct the business of the Debtor in a proper and efficient manner and so as to protect and preserve the Collateral and to keep, in accordance with generally accepted accounting principles, consistently applied, proper books of account for the Debtor's business as well as accurate and complete records concerning the Collateral, and mark any and all such records and the Collateral at the Secured Party's request so as to indicate the Security Interest; and

         (f) to deliver to the Secured Party from time to time promptly upon request:

                  (i) any Documents of Title, Instruments, Securities and Chattel Paper constituting, representing or relating to the Collateral;

                  (ii) all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings, relating to the Collateral for the purpose of inspecting, auditing or copying the same:

                  (iii) all financial statements prepared by or for the Debtor regarding the Debtor's business; and

                  (iv) such information concerning the Collateral, the Debtor and the Debtor's business and affairs as the Secured Party may reasonably request.

5.       VERIFICATION OF COLLATERAL

         The Secured Party shall have the right at any time and from time to time to verify the existence and state of the Collateral in any manner the Secured Party may consider appropriate and the Debtor agrees to furnish all assistance and information and to perform all such acts as the Secured Party may reasonably request in connection therewith and for such purpose to grant to the Secured Party or its agents access to all places where the Collateral may be located and to all premises occupied by the Debtor.

6.       COLLECTION OF ACCOUNTS

         Before or after default under this Security Agreement, the Secured Party may notify all or any Account Debtors of the Security Interest and may also after default direct such Account Debtors to make all payments on Accounts, Chattel Paper and Instruments forming part of the Collateral to the Secured Party. The Debtor acknowledges that any payments on Accounts, Chattel Paper and Instruments forming part of the Collateral or other Proceeds of the Collateral received by the Debtor from Account Debtors or other parties, whether before or after notification of this Security Interest to Account Debtors but after default under this Security Agreement, shall be received and held by the Debtor in trust for the Secured Party and shall be turned over to the Secured Party upon request.

7.       DISPOSITION OF AMOUNTS

         Subject to any applicable requirements of the PPSA and to the rights of the Secured Party or any Receiver under this Security Agreement or the PPSA or other provisions of law to make deductions in respect of costs, charges and expenses or to apply costs, charges and expenses as a first or prior charge on the proceeds of realization, collection or disposition of the Collateral, all amounts collected or received by the Secured Party or any Receiver pursuant to or in exercise of any right it possesses with respect to the Collateral shall be applied on account of the Indebtedness in such manner as the Secured Party deems best or, at the option of the Secured Party, may be held unappropriated in a collateral account or released to the Debtor, all without prejudice to the liability of the Debtor or the rights of the Secured Party or any Receiver hereunder, and any surplus shall be accounted for as required by law.

8.       EVENTS OF DEFAULT

         The happening of an Event of Default (as defined in the Credit Agreement) shall constitute default hereunder and is herein referred to as "default".

9.       ACCELERATION

         Upon default or at any time thereafter, the Secured Party, in its sole discretion, shall have all the rights and remedies granted to the Secured Party in the Credit Agreement. The provisions of this Security Agreement are not intended in any way to and shall not affect any rights of the Secured Party with respect to any Indebtedness which may now or hereafter be payable on demand.

10.      REMEDIES

         (a) Upon default or at any time thereafter, the Secured Party may appoint or reappoint by instrument in writing, any person or persons, whether an officer or officers or an employee or employees of the Secured Party or not, to be a receiver or receivers (hereinafter called a "Receiver", which term when used herein shall include a receiver and manager) of the Collateral (including any interest, income or profits therefrom) and may remove any Receiver so appointed and appoint another in his stead. Any such Receiver shall, so far as concerns responsibility for his acts, be deemed the agent of the Debtor and not the Secured Party, and the Secured Party shall not be in any way responsible for any misconduct, negligence, or nonfeasance on the part of any such Receiver, his servants, agents or employees. The Secured Party may from time to time fix the Receiver's remuneration. Subject to the provisions of the instrument appointing him, any such Receiver shall have power to take possession of the Collateral, to preserve the Collateral or its value, to carry on or concur in carrying on all or any part of the business of the Debtor and to sell, lease or otherwise dispose of or concur in selling, leasing or otherwise disposing of the Collateral (in its existing condition or after any repair, processing or preparation for disposition) in such manner, at such time or times and place or places, for such consideration and upon such terms and conditions as to the Receiver may seem reasonable including terms for deferred payment. To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including the Debtor, enter upon, use and occupy all premises owned or occupied by the Debtor wherein the Collateral may be situate, maintain Collateral upon such premises, borrow money on a secured or unsecured basis and use the Collate directly in carrying on the Debtor's business or as security for loans or advances or other credit to enable him to carry on the Debtor's business or otherwise, as such Receiver shall, in his discretion, determine. Except as may be otherwise directed by the Secured Party, all amounts received from time to time by such Receiver in carrying out his appointment shall be received in trust for and paid over to the Secured Party. Every such Receiver may, in the discretion of the Secured Party, be vested with all or any of the rights and powers of the Secured Party.

         (b) Upon default or at any time thereafter, the Secured Party may make application to a court of competent jurisdiction for the appointment of a Receiver.

         (c) Upon default or at any time thereafter, the Secured Party may, either directly or through its agents or nominees, exercise any or all of the powers and rights which could be available to a Receiver appointed pursuant to the foregoing subclause
                  (a).

         (d) The Secured Party may take possession of, collect, demand, sue on, enforce, recover and receive the Collateral and give valid and binding receipts and discharges therefor and in respect thereof and, upon default or at any time thereafter, the Secured Party may sell, or otherwise dispose of the Collateral in such manner, at such time or times and place or places, for such consideration and upon such terms and conditions as to the Secured Party may seem reasonable including terms for deferred payment.

         (e) In addition to those rights granted herein and in any other agreement now or hereafter in effect between the Debtor and the Secured Party and in addition to any other rights the Secured Party or any Receiver may have at law or in equity, the Secured Party shall have, both before and after default, all rights and remedies of a secured party under the PPSA and the Receiver shall have all rights and remedies of a secured party under and to the extent provided in the PPSA. Provided always, that the Secured Party or any Receiver shall not be liable or accountable for any failure to exercise its remedies, take possession of, collect, enforce, realize, sell, or otherwise dispose of the Collateral or to institute any proceedings for such purposes. Furthermore, neither the Secured Party nor any Receiver shall have any obligation to take any steps to preserve rights against other parties to any Security, Instrument or Chattel Paper whether the Collateral or Proceeds and whether or not in the Secured Party's or Receiver's possession and shall not be liable or accountable for failure to do so.

         (f) The Debtor agrees to pay all costs, charges and expenses reasonably incurred by the Secured Party or any Receiver whether directly or for services rendered (including reasonable solicitors and auditors costs and other legal expenses and Receiver remuneration), in operating any accounts of the Debtor with the Secured Party, in discharging or satisfying any Encumbrances, borrowings, taxes and other outgoings affecting the Collateral, in keeping in good standing any Encumbrances on the Collateral ranking in priority to any Security Interest created by this Security Agreement, in preparing or enforcing this Security Agreement, in taking custody of, holding, preserving, repairing, processing, preparing for sale, lease or other disposition and selling, leasing or otherwise disposing of the Collateral, in carrying on the business of the Debtor and in enforcing or collecting the Indebtedness; and the Debtor further agrees that all such costs, charges and expenses, together with any amounts owing as a result of any borrowing by the Secured Party or any Receiver, as permitted hereby, shall be a first and prior charge on the proceeds of realization, collection or disposition of the Collateral and shall be secured hereby.

         (g) The Secured Party will give the Debtor such notice or notices, if any, with respect to the disposition of the Collateral as may be required by the PPSA.

         (h) The Receiver or the Secured Party shall have power to make any sale, lease or other disposition of the Collateral as contemplated above in the name and on behalf of the Debtor or otherwise and the Receiver or any officer or manager from time to time of the Secured Party, or any branch of the Secured Party is hereby appointed the irrevocable attorney of the Debtor (with full powers of substitution and delegation) for the purpose of making any such sale, lease or other disposition and of executing agreements or documents and taking such action required to complete the same.

11.      MISCELLANEOUS

         (a) The Debtor hereby authorizes the Secured Party to file such financing statements and other documents and do such acts, matters and things from time to time (including completing and adding or supplementing schedules hereto identifying the Collateral or any permitted Encumbrances affecting the Collateral or identifying the locations at which the Debtor's business is carried on and the Collateral and records relating thereto are situate) as the Secured Party may deem appropriate to perfect and continue the Security Interest, to protect and preserve the Collateral and to realize upon the Security Interest and the Debtor hereby irrevocably constitutes and appoints any officer or manager from time to time of the Secured Party or any branch of the Secured Party the true and lawful attorney of the Debtor, with full power of substitution and delegation, to do any of the foregoing in the name of the Debtor whenever and wherever it may be deemed necessary or expedient.

         (b) Without limiting any other right of the Secured Party, whenever the Indebtedness is immediately due and payable or the Secured Party has the right to declare the Indebtedness to be immediately due and payable (whether or not it has so declared), the Secured Party may, in its sole discretion, set off against Indebtedness any and all amounts then owed to the Debtor by the Secured Party in any capacity, whether or not due, and the Secured Party shall be deemed to have exercised such right to set off immediately at the time of making its decision to do so even though any charge therefor is made or entered on the Secured Party's records subsequent thereto.

         (c) Upon the Debtor's failure to perform any of its obligations hereunder, the Secured Party may, but shall not be obligated to, perform any or all of such obligations, and the Debtor shall pay to the Secured Party, forthwith upon written demand therefor, an amount equal to the expense incurred by the Secured Party in so doing plus interest thereon from the date such expense is incurred until it is paid at the Default Rate (as defined in the Credit Agreement) which amount and interest thereon shall be included in the Indebtedness secured hereby.

         (d) The Secured Party may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromises, settle, grant releases and discharges and otherwise deal with the Debtor, debtors of the Debtor sureties and others and with the Collateral and other security as the Secured Party may see fit without prejudice to the liability of the Debtor or the Secured Party's right to hold and realize the Security Interest. Furthermore, the Secured Party may demand, collect and sue on the Collateral in either the Debtor's or the Secured Party's name, at the Secured Party's option, and may endorse the Debtor's name on any and all cheques, commercial paper, and any other Instruments pertaining to or constituting the Collateral.

         (e) No delay or omission by the Secured Party in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Furthermore, the Secured Party may remedy any default by the Debtor hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by the Debtor. No remedy herein conferred upon or reserved to the Secured Party is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to every other right and remedy given hereunder or now existing or hereafter to exist at law, in equity or by statute or pursuant to any other agreement or instrument between the Debtor and the Secured Party that may be in effect from time to time.

         (f) The Debtor waives protest of any Instrument constituting Collateral at any time held by the Secured Party on which the Debtor is in any way liable and, subject to Clause 10(g) hereof, notice of any other action taken by the Secured Party.

         (g) In any action brought by an assignee of any interest of the Secured Party in this Security Agreement and the Security Interest or any part thereof to enforce any rights hereunder, the Debtor shall not assert against the assignee any set-off, claim or defence which the Debtor now has or hereafter may have against the Secured Party.

         (h) Except for any supplements to Schedule B hereto or other schedules which may be added hereto pursuant to the provisions hereof, no modification, variation or amendment of any provision of this Security Agreement shall be made except by a written Agreement executed by the parties hereto and no waiver of any provision hereof shall be effective unless in writing.

         (i) Subject to the requirements of Clause 10(g) hereof, whenever either party hereto is required or entitled to notify or direct the other or to make a demand or request upon the other, such notice, direction, demand or request shall be in writing and shall be sufficiently given if delivered to the party for whom it is intended at the principal address of such party set forth on the first page hereof or as changed pursuant hereto or if sent by prepaid registered mail addressed to the party for whom it is intended at the principal address of such party set forth on the first page hereof or as changed pursuant hereto. Either party may notify the other pursuant hereto of any change in such party's principal address to be used for the purposes hereof.

         (j) This Security Agreement and the Security Interest created hereby are in addition to and not in substitution for any other security now or hereafter held by the Secured Party and is, and is intended to be a continuing Security Agreement and Security Interest.

         (k) This Security Agreement shall not merge in any subsequent security or be taken to be a substitute for any security of any nature whatsoever held by the Secured Party from the Debtor. It is further agreed that the taking of this Security Agreement shall not operate as a merger of the remedies of the Secured Party for payment, satisfaction or performance of the Indebtedness or of the remedies of the Secured Party under any other agreement and notwithstanding this Security Agreement and anything herein contained the said remedies shall remain available and be capable of enforcement against the Debtor and all other persons liable in respect thereof in the same manner and to the same extent as if this Security Agreement had not been made.

         (l) The headings used in this Security Agreement are for convenience only and are not to be considered as part of this Security Agreement and do not in any way limit or amplify the terms and provisions of this Security Agreement.

         (m) When the context so requires, the singular number shall be read as if the plural were expressed and vice versa and any reference to gender shall include the masculine, feminine, and neuter gender.

         (n) In the event any provisions of this Security Agreement, as amended from time to time, shall be deemed invalid or void, in whole or in part, by any Court of competent jurisdiction, the remaining terms and provisions of this Security Agreement shall remain in full force and effect.

         (o) Nothing herein contained shall in any way obligate the Secured Party to grant, continue, renew, extend time for payment of or accept anything which constitutes or would constitute Indebtedness or to make any advance to or to provide any credit accommodation for the Debtor.

         (p) The Security Interest created hereby is intended to attach (i) to existing Collateral when this Security Agreement is signed by the Debtor and delivered to the Secured Party, and (ii) to Collateral subsequently acquired by the Debtor immediately upon the Debtor acquiring any rights in such Collateral. The Debtor and the Secured Party do not intend to postpone the attachment of any Security Interest created by this Security Agreement.

         (q) This Security Agreement and the transactions evidenced hereby shall be governed by and construed in accordance with the laws of the Province of Alberta as the same may from time to time be in effect, including, where applicable, the PPSA.

         (r)      Time shall be of the essence of this Security Agreement.

         (s) This Security Agreement shall enure to the benefit of and be binding upon the Secured Party and the Debtor and their respective heirs, executors, administrators, successors and assigns; provided the Debtor will not assign this Security Agreement without the Secured Party's prior written consent.

         (t) Notwithstanding anything herein to the contrary, to the extent that the provisions of the PPSA impose obligations upon or restrict the rights or remedies herein contained operating in favor of the Secured Party, and which have been waived or varied by the Debtor herein, whether expressly or by implication, but which are by the provisions of the PPSA incapable of waiver or variance by the Debtor, the provisions of the PPSA shall govern and the affected provisions hereof shall be deemed to be amended to the extent necessary to give effect to the said provisions of the PPSA without in any way affecting any other provision or provisions herein.

         (u) The Debtor hereby acknowledges receipt of a copy of this Security Agreement.

         (v) The Debtor hereby waives its right under the PPSA to receive a printed copy of any financing statement or financing change statement relating to this Security Agreement or any verification statement or other statement used by the Registry (as defined in the PPSA) to confirm the registration of any such financing statement or financing change statement.

         12.      NOTICES

         All notices and other communications provided for in this Agreement shall be in writing and may be telecopied (faxed), mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

         13.      ARBITRATION

         THE DEBTOR AND THE SECURED PARTY (THE "PARTIES") AGREE THAT UPON THE WRITTEN DEMAND OF ANY PARTY, WHETHER MADE BEFORE OR AFTER THE INSTITUTION OF ANY LEGAL PROCEEDINGS, BUT PRIOR TO THE RENDERING OF ANY JUDGMENT IN THAT PROCEEDING, ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM, WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (AS DEFINED IN THE CREDIT AGREEMENT) OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT DISPUTES AND TORT CLAIMS, SHALL BE RESOLVED BY BINDING ARBITRATION PURSUANT TO THE COMMERCIAL RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"). ANY ARBITRATION PROCEEDING HELD PURSUANT TO THIS ARBITRATION PROVISION SHALL BE CONDUCTED IN THE CITY NEAREST THE DEBTOR'S ADDRESS HAVING AN AAA REGIONAL OFFICE, OR AT ANY OTHER PLACE SELECTED BY MUTUAL AGREEMENT OF THE PARTIES. JUDGMENT UPON ANY AWARD RENDERED BY ANY ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. THE STATUTE OF LIMITATIONS, ESTOPPEL, WAIVER, LACHES AND SIMILAR DOCTRINES WHICH WOULD OTHERWISE BE APPLICABLE IN AN ACTION BROUGHT BY A PARTY SHALL BE APPLICABLE IN ANY ARBITRATION PROCEEDING, AND THE COMMENCEMENT OF AN ARBITRATION PROCEEDING SHALL BE DEEMED THE COMMENCEMENT OF ANY ACTION FOR THESE PURPOSES. THE FEDERAL ARBITRATION ACT (TITLE 9 OF THE UNITED STATES CODE) SHALL APPLY TO THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT OF THIS ARBITRATION PROVISION.

         IN WITNESS WHEREOF the Debtor has executed this Security Agreement as of the date first above written.

                                           VERITAS ENERGY SERVICES PARTNERSHIP,
                                           by its partners:

                                           VERITAS DGC LAND LTD.


              Per:
                  --------------------------------
              Name:
                   -------------------------------
              Title:
                    ------------------------------


                                           VERITAS GEOSERVICES LTD.


              Per:
                  --------------------------------
              Name:
                   -------------------------------
              Title:
                    ------------------------------


                                           CANEX INFORMATION SERVICE LTD.


              Per:
                  --------------------------------
              Name:
                   -------------------------------
              Title:
                    ------------------------------

                                           Address for Notices:

                                           2200, 715 - 5th avenue SW
                                           Calgary, Alberta T2P 5A2
                                           Attention:  Barb Exner
                                           Telephone No.:  403-205-6000
                                           Fax No.:  403-205-6040

                                  SCHEDULE "A"


                       (ENCUMBRANCES AFFECTING COLLATERAL)


                                      None

                                  SCHEDULE "B"

1.                Locations of Debtor's Places of Business.

                  Suite 2200, 715-5 Avenue S.W.
                  Calgary, Alberta
                  T2P 5A2




                  If the Debtor has more than one place of business also specify location of its chief executive office:








2.                Locations of Records relating to Collateral.

                  Suite 2200, 715-5 Avenue S.W.
                  Calgary, Alberta
                  T2P 5A2




3.                Locations of Collateral.

                  Suite 2200, 715-5 Avenue S.W.
                  Calgary, Alberta
                  T2P 5A2

                                  EXHIBIT "C-3"

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                       FIXED AND FLOATING CHARGE DEBENTURE


                         dated __________________, 1999


                                   created by


                        VERITAS DGC (MALAYSIA) SDN. BHD.
                (Formerly known as Digicon (Malaysia) Sdn. Bhd.)


                              (Company No. 36058M)


                                  in favour of


                              BANK ONE, TEXAS, N.A.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THIS DEED OF DEBENTURE is made on __________________, 1999 BETWEEN

(1) VERITAS DGC (MALAYSIA) SDN. BHD. (formerly known as Digicon (Malaysia) Sdn. Bhd.), a company incorporated in Malaysia (Company No. 36058M) having its registered office at Room 107, Lanka Building, Khoo Hun Yeang Street, 93000 Kuching, Sarawak, East Malaysia (the "Company"); and

(2) BANK ONE, TEXAS, N.A., a United States national banking association acting through its offices at 910 Travis, Houston, Texas 77002 (the "Agent", which expression includes its successors and assigns):

Background

(A) The Agent is the agent under the Credit Agreement (as the same may be amended, supplemented, modified and/or restated from time to time, the "Credit Agreement") dated as of November 1, 1999 among the Agent acting for itself and the other banks or other lending institutions which are or may be from time to time become a signatory, to the Credit Agreement, together with their successors and assigns (collectively the "Banks" and each a "Bank"), itself as the issuing bank for letters of credit (the "Issuing Bank"), on the one hand, and Veritas DGC Inc. (the "Borrower"), on the other hand, and the Banks and the Issuing Bank are willing to make certain loan and letter of credit facilities available to the Borrower on the terms and subject to the conditions set out in the Credit Agreement. One of those conditions is that the Company enters into this Debenture.

(B) The Board of Directors of the Company is satisfied that entering into this Debenture is for the purposes and to the benefit of the Company and its business.

NOW THIS DEBENTURE WITNESSES and IT IS AGREED as follows:

1.   INTERPRETATION

     A. Definitions: In this Debenture, except to the extent that the context requires otherwise:

          "Assets" means business, undertaking, property, assets, revenues, Rights and uncalled capital wherever situated.

          "Book Debts" means balances now or hereafter standing to the credit of any current, deposit or other accounts now or hereafter held by the Company with any Person (including the Agent, the Banks and the Issuing Bank) and all other book and other debts of any nature whatsoever now or hereafter due or owing to the Company and the benefit of all negotiable instruments, Rights, Security, guarantees and indemnities of any nature whatsoever now or at any time hereafter enjoyed or held by it in relation thereto.


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          "Charged Assets" means, subject to Clause 8(B), Assets from time to time subject, or expressed to be subject, to the Charges or any part of those Assets.

          "Charges" means all or any of the Security created, or which may at any time be created, by or pursuant to this Debenture.

          "Currency of Account" means the currency in which the relevant indebtedness is denominated or, if different, is payable.

          "Default Rate" has the meaning ascribed to it in the Credit Agreement.

          "Delegate" means a delegate or sub-delegate appointed, directly or indirectly, pursuant to Clause 9(B).

          "Enforcement Event" has the meaning given to it in Clause 7(B).

          "Guaranty" means the General Continuing Guaranty dated as of even date herewith, made by the Company in favour of the Agent, as the same may be modified or amended from time to time.

          "Liabilities" means (a) all of the Obligations-B (as defined in the Credit Agreement) to the extent the Obligations-B constitute Secured Obligations (as such term is defined in the Credit Agreement) and (b) the obligations of the Company under the Guaranty to the extent such obligations may be secured under the provisions of the Credit Agreement and the Indenture (as such term is defined in the Credit Agreement).

          "MCA" means the Malaysian Companies Act 1965, as amended, and any successor statutes.

          "Permitted Liens" means any permitted lien as defined in Section 10.2 of the Credit Agreement.

          "Person" includes any individual, company, corporation, firm, partnership, joint venture, association, organization, trust, state or agency of a state (in each case whether or not having separate legal personality).

          "Receiver" means a receiver and manager or other receiver appointed in respect of the Charged Assets (whether appointed pursuant to this Debenture, pursuant to any statute, by a court or otherwise).


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          "Rights" means rights, authorities, discretion, remedies, liberties, powers, easements, quasi-easements and appurtenances (in each case, of any nature whatsoever).

          "Security" includes any mortgage, pledge, lien, hypothecation, security interest or other charge or encumbrance and any other agreement or arrangement having substantially the same economic effect (including any "hold-back" or "flawed asset" arrangement).

          "Security Documents" means:

               (a) this Debenture; and

               (b) the Guaranty.

          "Subsidiary" has the meaning ascribed to it by the MCA.

          "Tax(es)" includes any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed.

          "the Winding-up" of a Person also includes the dissolution or liquidation of that Person, and any equivalent or analogous procedure under the law of any Jurisdiction (and references to the commencement of any of the foregoing include a reference to the presentation of a petition to a court of competent jurisdiction or the passing of a valid resolution for or with a view to any of the foregoing).

     B. References to this Debenture and Other Documents: Except to the extent that the context requires otherwise, any reference in this Debenture to this Debenture or any other agreement or document is a reference to this Debenture or, as the case may be, the relevant agreement or document as from time to time amended, supplemented or novated and includes a reference to any document which amends, supplements, novates or is entered into, made or given pursuant to or in accordance with any of the terms of, this Debenture or, as the case may be, the relevant agreement or document.

     C. References to Statutes: Except where otherwise stated, any reference in this Debenture to any Act of Parliament or any Section of or other provision of an Act of Parliament shall be construed, at any particular time, as including reference to any modification, extension or re-enactment thereof then in force and instruments, orders and regulations then in force and made under or deriving validity from the relevant Act.

     D. Headings: Headings shall be ignored in construing this Debenture.



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2.   UNDERTAKING TO PAY

     The Company shall discharge each Liability under the Security Documents when due in accordance therewith.

3.   SECURITY

     A. Charging Provision: The Company as beneficial owner and as security for the payment and discharge of all Liabilities hereby charges in favour of the Agent:

          (1)  by way of first fixed charge, all Book Debts; and

          (2) by way of first floating charge over accounts into which Book Debts are or will be paid and all related documents and records.

     B. Ranking: The floating Charge created by Clause 3(A)(2) shall rank behind all the fixed Charges created by or pursuant to this Debenture but shall rank in priority to any other Security hereafter created by the Company except for Security permitted by Clause 4(A)(3) and except for Security ranking in priority in accordance with Clause 8(C)(4).

     C. Conversion of Floating Charge: The Agent may by notice to the Company convert the floating Charge created by Clause 3(A)(2) into a fixed charge as regards such Charged Assets as shall be specified (whether generally or specifically) in that notice (1) if it reasonably considers that it would be desirable to do so in order to protect, preserve or supplement the Charges over those Charged Assets or the priority of those Charges and/or
     (2) on or at any time following the occurrence and during the continuation of an Enforcement Event. If, without the prior consent in writing of the Agent, the Company creates any Security other than a Permitted Lien over any of the Charged Assets not expressed to be subject to a fixed Charge under this Debenture, or attempts to do so, or if any Person levies or attempts to levy any distress, attachment, execution or other legal process against any of such Charged Assets, the floating Charge created by this Debenture over the Charged Assets the subject of such Security or process shall automatically, without notice, be converted into a fixed Charge instantly such event occurs.

     D. Delivery of Documents: If the Agent so requires by notice to the Company, the Company shall, immediately deliver to the Agent copies of the documents relating to all or any Book Debts.

     E. Further Security: The Company shall, promptly upon the Agent so requiring by notice to the Company, execute and deliver (or procure the execution and delivery of) to the Agent (in such form as the Agent shall reasonably require) in favour of the Agent securing the Liabilities such other Security over such of the Company's other present or future Assets as are expressed to be subject to a fixed Charge as shall be specified in the relevant notice


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

     (whether generally or specifically and whether for the purpose of obtaining legal title to the relevant Assets, creating Security which is effective under the laws of a foreign jurisdiction or otherwise).

     F. Further Assurance: The Company shall promptly execute and do all such assurances, acts and things as the Agent may reasonably require for perfecting or protecting the Charges or the priority of the Charges or for facilitating the realization of the Charged Assets or the exercise of any Rights vested in the Agent, any Receiver or any Delegate and shall in particular (without prejudice to the generality of the foregoing) execute all transfers, conveyances, assignments and assurances of the Charged Assets (whether to the Agent or to its nominees or otherwise) and give all notices, orders and directions which the Agent may reasonably request.

4.   RESTRICTIONS ON DEALING

     A. Security: The Company shall not create any Security on, over or with respect to any of its present or future Assets except for:

          (1) the Permitted Liens;

          (2) the Charges; and

          (3) liens arising solely by operation of law (or by an agreement evidencing the same) in the ordinary course of the Company's business in respect of indebtedness which either (a) has been due for less than 7 days or (b) is being contested in good faith and by appropriate means.

     B. Disposal: The Company shall not sell, factor, discount, transfer, assign, lease or hire out, lend or otherwise dispose of any of its present or future Assets nor agree to do any of the foregoing except that, until the floating Charge crystallizes, the Charges become enforceable and the Agent takes any step to enforce the Charges the Company may take such actions with respect to its Assets as are permitted by the terms of the Credit Agreement. Except upon the occurrence and during the continuance of an Enforcement Event, the Company may use the proceeds of its Book Debts in the ordinary course of its business.

5.   BOOK DEBTS

     A. Collection: The Company shall promptly collect all Book Debts and, until payment into an account with the Agent as provided in Clause 5(B), shall receive and hold the proceeds of collection on trust for the Agent.

     B. Payment into Designated Account: To the extent reasonably practicable, the


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     Company shall immediately pay all moneys received or receivable by it from any source (including all proceeds of collection of Book Debts) into such account as the Agent shall from time to time designate or as otherwise acceptable to the Agent for the purpose of receiving the relevant moneys. The Agent may designate different accounts for different moneys.

     C. Withdrawals: Upon the occurrence and during the continuance of an Enforcement Event the Company shall not be entitled to withdraw all or any part of the balance standing to the credit of any account with the Agent except to such extent (if any) as the Agent may from time to time permit. Permitting any particular withdrawal shall not commit the Agent to permitting any other withdrawal. If the Agent debits any amount to or from any account of the Company with the Agent then, on the relevant debit being made, the relevant amount shall be automatically released from the fixed Charge thereon created by or pursuant to this Debenture. However, if and to the extent that all or part of that amount is paid into another account of the Company (whether with the same or another financial institution) which is in credit or becomes in credit as a result, it shall thereupon automatically become subject to the fixed Charge on the credit balance in the other account.

     D. Other Restrictions on Dealing, with Book Debts: Without prejudice and in addition to Clauses 3(D), 3(E), 4(A) and 4(B):

          (1) except for the Charges, the Company shall not create or have outstanding any Security over all or any part of any of the Book Debts;

          (2) except as required by (4) below, the Company shall not sell, factor, discount, transfer, assign, lend or otherwise dispose of all or any part of any of the Book Debts;

          (3) if called upon to do so by the Agent, the Company shall immediately deliver to the Agent such documents relating to such of the Book Debts as the Agent may designate (either generally or specifically); and

          (4) if called upon to do so by the Agent, the Company shall immediately execute and deliver to the Agent (in such form as the Agent may reasonably require) a legal assignment of all the Company's right, title and interest in and to such of the Book Debts as the Agent may designate (either generally or specifically).

6.   GENERAL UNDERTAKINGS, REPRESENTATIONS AND WARRANTIES

     A. The Company undertakes as set out in Articles IX and X of the Credit Agreement as if it were a party thereto.

     B. The Company represents and warrants as set out in Article VIII of the Credit Agreement as if it were a party thereto.


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7.   ENFORCEMENT

     A. Exercise of Rights: The Charges shall be enforceable, and the powers conferred by applicable law as varied and extended by this Debenture shall be exercisable, upon and at any time after the occurrence of an Enforcement Event.

     B. Enforcement Events: The occurrence and continuance at any time of an Event of Default (as defined in the Credit Agreement) or for any reason, whether within or beyond the control of any party to this Debenture, of any of the following events shall constitute an Enforcement Event:

          (1) Liquidation/Receiver: Any step is taken by any Person with a view to liquidation and/or receivership of the Company.

          (2) Arrangements with Creditors: The directors of the Company make any proposal, or the Company proposes or makes any agreement for the deferral, rescheduling or other readjustment (or proposes or makes a general assignment or an arrangement or composition with or for the benefit of the relevant creditors) of all of (or all of a particular type of) its debts (or of any part which it will or might otherwise be unable to pay when due), or a moratorium is agreed or declared in respect of or affecting all or a material part of (or of a particular type of) the debts of the Company.

          (3) Security Enforceable: Any Security on or over the Assets of the Company becomes enforceable and any step (including the taking of possession or the appointment of a receiver, manager or similar Person) taken to enforce that Security.

8.   APPOINTMENT AND RIGHTS OF RECEIVERS

     A. Appointment of Receivers: Either if so requested by the Company or at any time after an Enforcement Event (whether or not the Agent shall have taken possession of the Charged Assets), without any notice or further notice, the Agent may by deed, or writing signed by any officer or manager of the Agent or any Person authorized for this purpose by the Agent, appoint any Person to be Receiver of the Charged Assets and may similarly remove any Receiver and appoint any Person instead of any Receiver. If the Agent appoints more than one Person as Receiver of any Charged Assets, the Agent may give the relevant Persons power to act either jointly or severally.

     B. Scope of Appointment: Any Receiver may be appointed either Receiver of all of the Charged Assets or Receiver of such part thereof as may be specified in the appointment. In the latter case, the Rights conferred on a Receiver by Clause 8(C) shall have effect as


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     though every reference in that Clause to the "Charged Assets" were a reference to the part of such Assets so specified or any part thereof.

     C. Rights of Receivers: Any Receiver appointed pursuant to this Clause 8 shall have the Right, either in his own name or in the name of the Company or otherwise and in such manner and upon such terms and condition as the Receiver thinks fit:

          (1) Deal with Charged Assets: To sell, transfer, assign, and otherwise dispose of or realize the Charged Assets and to execute all agreements and documents for these purposes and for consideration and so that (without limitation) he may do any of these things for a consideration consisting of cash, or other valuable consideration of any kind and any such consideration may be payable or delivered a lump sum or by installments spread over such period as he may think fit.

          (2) Claims: To settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands with or by any Person who is or claims to be a creditor of the Company or relating in any way to the Charged Assets.

          (3) Legal Actions: To bring, prosecute, enforce, defend and abandon actions, suits and proceedings in relation to the Charged Assets or any of the businesses of the Company.

          (4) Redemption of Security: To redeem any Security (whether or not having priority to the Charges) over the Charged Assets and to settle the accounts of encumbrances.

          (5) Employees etc: To appoint, hire and employ officers, employees, contractors, agents and advisors of all kinds and to discharge any such Persons and any such Persons appointed, hired or employed by the Company.

          (6) Other Powers: To do all such other acts and things he may consider necessary or expedient for the realization of the Charged Assets or incidental to the exercise of any of the Rights conferred on the Receiver under or by virtue of this Debenture.

     D. Agent of Company: Any Receiver shall be the agent of the Company for all purposes and the Company alone shall be responsible for his contracts, engagements, acts, omissions, defaults and losses and for liabilities incurred by him in the absence of gross negligence or wilful misconduct.

     E. Remuneration: The Agent may from time to time in its reasonable discretion determine the remuneration of any Receiver and direct payment of such remuneration out of moneys accruing to him as Receiver but the Company alone shall be liable for the payment


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     of such remuneration and for all other reasonable costs, charges and expenses of the Receiver.

     F. Directions of Agent: Any Receiver shall in the exercise of his Rights conform to any reasonable regulations, restrictions and directions from time to time made or given by the Agent.

9.   AGENT'S RIGHTS

     A. Rights of Receiver: Any Rights conferred by this Debenture (either expressly or impliedly) upon a Receiver may be exercised by the Agent after the Charges become enforceable, irrespective of whether the Agent shall have taken possession or appointed a Receiver of the Charged Assets.

     B. Delegation: The Agent may delegate in any manner to any Person any of the Rights which are for the time being exercisable by the Agent under this Debenture. Any such delegation may be made upon such reasonable terms and conditions (including power to sub-delegate) as the Agent may think fit.

     C. Continuation of Accounts: At any time following the Agent receiving notice (either actual or otherwise) of any subsequent Security, other than Permitted Liens, affecting the Charged Assets or the commencement of the Winding-up of the Company, the Agent may open a new account in the name of the Company with the Agent (whether or not it permits any existing account to continue). If the Agent does not open such a new account, it shall nevertheless be treated as if it had done so at the time, as the case may be, when the notice was received or was deemed to have been received of the subsequent Security or the Winding-up commenced. No moneys thereafter paid into any account, whether new or continuing, shall discharge or reduce the amount recoverable pursuant to this Debenture.

     D. Set-Off: The Company authorizes the Agent to apply (without prior notice) any credit balance (whether or not then due) to which the Company is at any time beneficially entitled on any account at, any sum held to its order by and/or any liability of, any office of the Agent in or towards satisfaction of all or any part of the Liabilities then due, as provided in the Credit Agreement.

10.  LIABILITY OF AGENT, RECEIVERS AND DELEGATES

     A. Possession: If the Agent, any Receiver or any Delegate shall take possession of the Charged Assets, he may at any time relinquish such possession. The Agent shall not become liable as a mortgagee in possession by reason of viewing the state of repair of, or repairing any of, the Company's present or future Assets.


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     B. Agent's Liability: None of the Agent, the Banks or the Issuing Bank
     shall in any circumstances (either by reason of taking possession of the Charged Assets or for any other reason whatsoever and whether as mortgagee in possession or on any other basis whatsoever) be liable to the Company or any other Person for any costs, charges, losses, damages, liabilities or expenses arising from or connected with any realization of the Charged Assets or from any act, default, omission or misconduct of such Person, its officers, employees or agents in relation to the Charged Assets or in connection with the Security Documents except to the extent that they shall be caused by such Person's own fraud, gross negligence or willful misconduct or that of its officers or employees.

     None of the Agent, the Banks or the Issuing Bank shall by virtue of this Clause 10(B) owe any duty of care or other duty to any Person which it would not owe in the absence of this Clause 10(B).

     C. Other's Liability to Account: All the provisions of Clause 10(B) shall apply, mutatis mutandis, in respect of the liability of any Receiver or Delegate or any officer, employee or agent of the Agent, any Bank, the Issuing Bank, any Receiver or Delegate.

11.  POWER OF ATTORNEY

     A. Appointment: Upon the occurrence and during the continuance of an Enforcement Event the Company hereby by way of security irrevocably appoints the Agent, every Receiver and every Delegate severally its attorney (with full power of substitution), on its behalf and in its name or otherwise, at such time and in such manner as the attorney may think fit:

          (1) to do anything which the Company is obliged to do (but has not done) under this Debenture including, without limitation, to execute charges over, transfers or assignments of, and other instruments relating to, the Charged Assets, and

          (2) generally to exercise all or any of the Rights conferred on the Agent, any Receiver or any Delegate in relation to the Charged Assets or under this Debenture, the MCA or all other applicable laws.

     B. Ratification: The Company hereby ratifies and confirms and agrees to ratify and confirms whatever any such attorney shall do or purport to do in the exercise or purported exercise of the power of attorney in Clause 11(A).

12.  PROTECTION OF THIRD PARTIES

          No Person dealing with the Agent, any Receiver or any Delegate shall be concerned to inquire whether any event has happened upon which any of the Rights conferred by or pursuant to this Debenture are or may be exercisable, whether any consents, regulations,


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     restrictions or directions relating to such Rights have been obtained or complied with or otherwise as to the propriety or regularity of acts purporting or intended to be in exercise of any such Rights or as to the application of any money borrowed or raised. All the protection to purchasers provided for in law or contained in any other legislation for the time being in force shall apply to any Person purchasing from or dealing with the Agent, any Receiver or any Delegate.

13.  DEMANDS AND PAYMENTS

     A. Demands: Any demand for payment made by the Agent shall be valid and effective for all purposes of this Debenture notwithstanding that the demand contains no statement of the relevant Liabilities or that it inadvertently contains an inaccurate or incomplete statement of them.

     B. Payments: All payments under or pursuant to this Debenture (including damages for its breach) shall be made in the Currency of Account and in such funds, to such account, with such financial institution and in such other manner as may be agreed between the parties and, if not so agreed, as the Agent may reasonably direct.

     C. Receipts by the Agent and Receivers: All amounts from time to time received or recovered by the Agent or any Receiver or Delegate in exercise of their Rights under or in respect of this Debenture shall, subject to the discharge of any liabilities having priority to the Liabilities, be applied as follows:

          (1) in or towards the payment of all costs, charges, losses, liabilities and expenses of and incidental to the appointment of any Receiver and the exercise of any of his Rights including his remuneration and all outgoings paid by him

          (2) in or towards the payment of such of the Liabilities in such order as the Agent in its absolute discretion may from time to time determine (save that the Agent may credit the same to, and require the same to be paid to it for crediting to, an interest bearing suspense account for so long and in such manner as the Agent may determine and save that the Receiver may retain the same for so long and in such manner as he and the Agent may reasonably determine)

          (3) in payment of any surplus to the Company or other Person entitled to it.

     D. Avoidance of Payments: The Company shall on demand indemnify the Agent, the Banks and the Issuing Bank against any funding or other cost, charge, loss, liability or expense (including loss of profit) expended, paid, incurred or debited in account by such Person as a result of the such Person being required for any reason to refund all or part of any amount received by it in respect of any of the Liabilities or any liability the discharge of which is, directly or indirectly, guaranteed or otherwise secured by the Company.



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     E. Subrogation: For so long as any Charge remains outstanding:

          (1) any Rights of the Company, by reason of the performance of any of its obligations under this Debenture, the enforcement of any of the Charges or any action taken pursuant to any Rights conferred by or in connection with this Debenture, to be indemnified by any Person, to prove in respect at any liability in the Winding-up of any Person or to take the benefit of or enforce any Security, guarantees or indemnities, shall be exercised and enforced only in such manner and on such terms, as the Agent may reasonably require, and

          (2) any amount received or recovered by the Company as a result of any exercise of any such Rights shall be held in trust for and immediately paid to the Agent.

14.  DISCHARGE OF SECURITY

     A. Continuing Security: Subject to Clause 5 and this Clause 14, the Charges shall remain in full force and effect by way of continuing security and shall not be affected in any way by any settlement of account (whether or not any Liabilities remain outstanding thereafter) or other matter or thing whatsoever and shall be in addition to any other Security, guarantee or indemnity now or hereafter held by the Agent, any Bank, the Issuing Bank or any other Person in respect of the Liabilities.

     B. Security Unaffected: Without prejudice to the generality of Clause 14(A), neither the Charges nor the Liabilities shall be affected in any way by:

          (1) any other Security, guarantee or indemnity now or hereafter held by the Agent, any Bank, the Issuing Bank or any other Person,

          (2) (except to the extent of the relevant release) the release of any Security, guarantee or indemnity (including this Debenture),

          (3) (except to the extent of the relevant amendment or change) any amendment to or change in any Security, guarantee or indemnity (including this Debenture), the terms of any Liability or liability the discharge of which is, directly or indirectly, guaranteed or otherwise secured by the Company or any agreement or document relating to any of the foregoing,

          (4) the enforcement or absence of enforcement of any Security, guarantee or indemnity (including this Debenture),

          (5) any time, indulgence, concession, waiver or consent given to the Company


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          or any other Person, whether by the Agent, any Bank, the Issuing Bank or any other Person,

          (6) the making or absence of any demand for payment of any Liabilities on the Company or any other Person, whether by the Agent, any Bank, the Issuing Bank or any other Person,

          (7) the receivership or Winding-up of the Company or any other Person, or any step being taken for any such receivership or Winding-up, or

          (8) the illegality, invalidity, or unenforceability of, or any defect in, any provision of any agreement or document relating to the Liabilities or any Security, guarantee or indemnity (including this Debenture) or any of the Rights or obligations of any of the parties under or in connection with any such document or any Security, guarantee or indemnity (including this Debenture), whether on the grounds of ultra vires, not being in the interests of the Company or any other Person, not having been duly authorized, executed or delivered by the Company or any other Person or for any other reason whatsoever.

     C. Final Redemption: Subject and without prejudice to Clause 14(D), upon proof being given to the reasonable satisfaction of the Agent that all the Liabilities have been discharged in full or that provision acceptable to the Agent for such discharge has been made, and that all facilities which might give rise to Liabilities have terminated, the Agent shall at the request and cost of the Company execute and do all such deeds, acts and things as may be necessary to release the Charged Assets from the Charges.

     D. Avoidance of Payments: No assurance, Security, guarantee or payment which may be avoided under any law relating to bankruptcy, insolvency, receivership or Winding-up and no release, settlement, discharge or arrangement given or made by the Agent, any Bank or the Issuing Bank on the faith of any such assurance, Security, guarantee or payment, shall prejudice or affect the right of the Agent to enforce the Charges to the full extent of the Liabilities or any other Rights which the Agent, any Bank or the Issuing Bank may have in respect of the Liabilities or any part thereof. The Company agrees that in such circumstances the Charges and this Debenture shall be deemed to have remained in full force and effect notwithstanding any such assurance, Security, guarantee, payment, release, settlement, discharge or arrangement.

15.  RIGHTS AMENDMENTS, WAIVERS, CONSENTS AND DETERMINATIONS

     A. Rights Additional: The Rights conferred by or pursuant to this Debenture shall be in addition to and not in substitution for the Rights conferred on mortgagees or Receivers by law, which shall apply to the Charges except insofar (if at all) as they are expressly excluded. Where there is any ambiguity or conflict between the Rights conferred by law and those conferred by or pursuant to this Debenture, the terms of this Debenture shall prevail.

     B. Exercise of Rights: Except as otherwise provided in this Debenture, all Rights of the Agent or any Receiver hereunder may be exercised at any time and from time to time at the absolute discretion of the Agent or, as the case may be, Receiver. No failure on the part of the Agent or Receiver to exercise, and no delay on its part in exercising, any Right under this Debenture will operate as a waiver thereof, nor will any single or partial exercise of any Right preclude any other or further exercise thereof or the exercise of any other Right.

     C. Amendments, Waivers and Consents: Any provision of this Debenture may be amended, supplemented or novated only if the Company and the Agent so agree in writing. Any waiver of, and any consent or approval by the Agent under, any provision of this Debenture shall not be effective unless it is in writing, and may be given subject to any conditions thought fit by the Agent, and shall be effective only in the instance and for the purpose for which it is given.

16.  PARTIAL INVALIDITY

          The illegality, invalidity or unenforceability of any provision of this Debenture under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

17.  COMMUNICATIONS

     A. Addresses: All notices and other communications provided for in this Debenture shall be given or made by telex, telegraph, telecopy, cable or in writing and telexed, telecopied, telegraphed, cabled, mailed by certified mail return receipt requested, or delivered to the intended recipient at the address specified below, or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Clause.

     If to Agent:                Bank One, Texas, N.A.
                                 910 Travis
                                 Houston, Texas 77002
                                 Attention:  Philip C. Lauinger, III
                                 Telephone No.:  713-751-6199
                                 Fax No.:  713-751-3644
     with a copy to:             Nathan Sommers Lippman Jacobs & Gorman
                                 2800 Post Oak Boulevard, 61st Floor
                                 Houston, Texas 77056
                                 Attention:  Ann C. Jacobs, Esq.
                                 Telephone No.:  713-892-4878
                                 Fax No.:  713-892-4800

     If to Company:              Veritas DGC (Malaysia) SDN. BHD.
                                 Level 4, Block A, Lot 63
                                 Taman Sri Sarawak Mall,
                                 Jalan, Borneo, Kuching
                                 Sarawak, East Malaysia

     With a copy to:             Veritas DGC (Malaysia) SDN. BHD.
                                 c/o Veritas DGC Asia Pacific, Ltd.
                                 Union Industrial Bldg. #06-01, 37
                                 Jalan Pemimpin
                                 Singapore 577177
                                 Attention:  Nirmal Singh
                                 Telephone No.:  65-359-3212
                                 Fax No.:  65-259-1336

     with a copy to:             Veritas DGC Inc.
                                 3701 Kirby Drive, Suite 112
                                 Houston, Texas 77098
                                 Attention:  Larry L. Worden
                                 Telephone No.:  713-512-8300
                                 Fax No.:  713-512-8701

     B. Deemed Delivery: Except as otherwise provided in this Debenture, communications shall be deemed to have been duly given when transmitted by telex or telecopy, subject to telephone confirmation of receipt, or delivered to the telegraph or cable office, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

18.  GOVERNING LAW

          This Debenture shall be governed by and construed in accordance with the laws of Malaysia.

19.  WITHHOLDING

     A. Payments to be free and clear: All sums payable by the Company under this Debenture shall be paid free of any restriction or conditions and free and clear of and (except to the extent required by law) without any deduction or withholding, whether for or on account of Tax, by way of set-off or withholding or otherwise.

     B. Grossing-up of Payments:

          (1) If the Company or any other Person must at any time deduct or withhold any Tax or other amount from any sum paid or payable by, or received or receivable from, the Company under this Debenture, the Company shall pay such additional amount as is necessary to ensure that the Agent receives on the due date and retains (free from any liability other than Tax on its own Overall Net Income) a net sum equal to what it would have received and so retained had no such deduction or withholding been required or made.

          (2) If the Company or any other person must at any time pay any Tax or other amount on, or calculated by reference to, any sum received or receivable by the Agent under this Debenture (except for a payment by the Agent or Tax on its own Overall Net Income), the Company shall pay or procure the payment of that Tax or other amount before any interest or penalty becomes payable or, if that Tax or other amount is payable and paid by the Agent, shall reimburse it on demand for the amount paid by it.

          (3) Within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax or other amount which it is required by paragraph (2) above to pay, the Company shall deliver to the Agent evidence satisfactory to the Agent of that deduction, withholding or payment and (where remittance is required) of the remittance thereof to the relevant taxing or other authorities.

          (4) In this Clause "Tax on Overall Net Income" of a Person shall be construed as a reference to Tax (other than Tax deducted or withheld from any payment) imposed on that Person by the jurisdiction in which its principal office (and/or, in the case of the Agent, its office through which it is acting in connection with this Debenture) is located on (a) the net income, profits or gains of that Person worldwide or (b) such of its net income, profits or gains as arise in or relate to that jurisdiction.

20.  CURRENCY INDEMNITY

     A. The Currency of Account is the sole currency of account and Payment for all sums payable by the Company under or in connection with this Debenture, including damages.

     B. Any amount received or recovered in a currency other than the Currency of Account (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the Winding-up of the Company or otherwise) by the Agent, any Bank or the Issuing Bank, as applicable, in respect of any Liability shall only constitute a discharge to the Company to the extent of the amount in the Currency of Account which such Person is able, in accordance with its usual practice, to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so). Any amount received upon conversion which is greater than the amount of the liability in the Currency of Account shall be refunded to the Company upon the payment of all the Liabilities through its account that have been designated by the Agent.

     C. If that amount in the Currency of Account is less than the amount of the Liability in the Currency of Account the Company shall indemnify the Agent, the Banks and the Issuing Bank against any loss sustained by it as a result. In any event, the Company shall indemnify the Agent against the cost of making any such purchase. For the purpose of this Clause 20(C), it will be sufficient for such Person to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

     D. The above indemnity constitutes a separate and independent obligation from the other obligations in this Debenture, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by any of the Agent, the Banks or the Issuing Bank and shall continue in full force and effect despite any Judgment, order, claim or proof for a liquidated amount in respect of any Liability or any other judgment or order.

21. The signature or sealing of this document by or on behalf of a party shall constitute an authority to the solicitors, or an agent or employee of the solicitors, acting for that party in connection with this document to deliver it as a deed on behalf of that party.

     IN WITNESS whereof this Debenture has been duly executed as a deed the day and year first above written.

The common Seal of
VERITAS DGC (MALAYSIA) SDN. BHD.
(Formerly known as Digicon (Malaysia)
    Sdn. Bhd.)
was hereto affixed
in the presence of

----------------------------


                                      ------------------------------------
                                      Director

                                      ------------------------------------
                                      Director/Secretary


Signed by
and on behalf of
BANK ONE, TEXAS, N.A.
in the presence of

----------------------------


                                      ------------------------------------
                                      Vice President


     I, ____________________, (Notary Public) officiating at __________ hereby certify that on this _____ day of _____________, 1999 the common seal of Veritas DGC (Malaysia) Sdn. Bhd. (formerly known as Digicon (Malaysia) Sdn. Bhd.) was duly affixed to the above written instrument in my presence in accordance with the regulations of the said Company.

     Witness my hand and seal this _____ day of _______________, 1999.


                                      ------------------------------------
                                      Notary Public
                                      My Commission Expires:
                                                            --------------

                                  EXHIBIT "C-4"


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------







                       FIXED AND FLOATING CHARGE DEBENTURE


                             dated November 1, 1999


                                   created by


                                VERITAS DGC, LTD.


                            (registered no. 1082778)


                                  in favour of


                              BANK ONE, TEXAS, N.A.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THIS DEED OF DEBENTURE is made on November 1, 1999 BETWEEN

(1) VERITAS DGC, LTD., a company incorporated in England and Wales (Registered No. 1082778) having its registered office at Digicon Centre, Crompton Way, Crawley, Sussex, RH10 2QR, England (the "Company"); and

(2) BANK ONE, TEXAS, N.A., a United States national banking association acting through its offices at 910 Travis, Houston, Texas 77002 (the "Agent", which expression includes its successors and assigns):

Background

(A) The Agent is the agent under the Credit Agreement (as the same may be amended, supplemented, modified and/or restated from time to time, the "Credit Agreement") dated as of November 1, 1999 among the Agent for itself and the other banks or other lending institutions which are or may be from time to time become a signatory, to the Credit Agreement, together with their successors and assigns (collectively the "Banks" and each a "Bank") and itself as the issuing bank for letters of credit (the "Issuing Bank") on the one hand, and Veritas DGC Inc. (the "Borrower"), on the other hand, and the Banks and the Issuing Bank are willing to make certain loan and letter of credit facilities available to the Borrower on the terms and subject to the conditions set out in the Credit Agreement. One of those conditions is that the Company enters into this Debenture.

(B) The Board of Directors of the Company is satisfied that entering into this Debenture is for the purposes and to the benefit of the Company and its business.

NOW THIS DEBENTURE WITNESSES and IT IS AGREED as follows:

1.       INTERPRETATION

         A. Definitions: In this Debenture, except to the extent that the context requires otherwise:

                  "Administration" means administration under Part II of the Insolvency Act.

                  "Assets" means business, undertaking, property, assets, revenues, Rights and uncalled capital wherever situated.

                  "Book Debts" means balances now or hereafter standing to the credit of any current, deposit or other accounts now or hereafter held by the Company with any Person (including the Agent, the Banks and the Issuing Bank) and all other book and other debts of any nature whatsoever now or hereafter due or owing to the Company and the benefit of all negotiable instruments, Rights, Security, guarantees and indemnities of any nature whatsoever now or at any time hereafter enjoyed or held by it in relation thereto.

                  "Charged Assets" means subject to Clause 8(B), Assets from time to time subject, or expressed to be subject, to the Charges or any part of those Assets.

                  "Charges" means all or any of the Security created, or which may at any time be created, by or pursuant to this Debenture.

                  "Currency of Account" means the currency in which the relevant indebtedness is denominated or, if different, is payable.

                  "Default Rate" has the meaning ascribed to it in the Credit Agreement.

                  "Delegate" means a delegate or sub-delegate appointed, directly or indirectly, pursuant to Clause 9(B).

                  "Enforcement Event" has the meaning given to it in Clause
                  7(B).

                  "Guaranty" means the General Continuing Guaranty dated as of even date herewith, made by the Company in favor of the Agent, as the same may be modified or amended from time to time.

                  "LPA" means the Law of Property Act 1925.

                  "Liabilities" means (a) all of the Obligations-B (as defined in the Credit Agreement) to the extent the Obligations-B constitute Secured Obligations (as such term is defined in the Credit Agreement) and (b) the obligations of the Company under the Guaranty to the extent such obligations may be secured under the provisions of the Credit Agreement and the Indenture (as such term is defined in the Credit Agreement).

                  "Permitted Liens" means any permitted lien as defined in
                  Section 10.2 of the Credit Agreement.

                  "Person" includes any individual, company, corporation, firm, partnership, joint venture, association, organization, trust, state or agency of a state (in each case whether or not having separate legal personality).

                  "Receiver" means a receiver and manager or other receiver appointed in respect of the Charged Assets (whether appointed pursuant to this Debenture, pursuant to any statute, by a court or otherwise).

                  "Rights" means rights, authorities, discretion, remedies, liberties, powers, easements, quasi-easements and appurtenances (in each case, of any nature whatsoever).

                  "Security" includes any mortgage, pledge, lien, hypothecation, security interest or other charge or encumbrance and any other agreement or arrangement having substantially the same economic effect (including any "hold-back" or "flawed asset" arrangement).

                  "Security Documents" means:

                           (a)      this Debenture; and

                           (b)      the Guaranty.

                  "Subsidiary" has the meaning ascribed to it by Section 736 of the Companies Act 1985.

                  "Tax(es)" includes any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed.

                  "the Winding-up" of a Person also includes the dissolution or liquidation of that Person, and any equivalent or analogous procedure under the law of any Jurisdiction (and references to the commencement of any of the foregoing include a reference to the presentation of a petition to a court of competent jurisdiction or the passing of a valid resolution for or with a view to any of the foregoing).

         B. References to this Debenture and Other Documents: Except to the extent that the context requires otherwise, any reference in this Debenture to this Debenture or any other agreement or document is a reference to this Debenture or, as the case may be, the relevant agreement or document as from time to time amended, supplemented or novated and includes a reference to any document which amends, supplements, novates or is entered into, made or given pursuant to or in accordance with any of the terms of, this Debenture or, as the case may be, the relevant agreement or document.

         C. References to Statutes: Except where otherwise stated, any reference in this Debenture to any Act of Parliament or any Section of or other provision of an Act of Parliament shall be construed, at any particular time, as including reference to any modification, extension or re-enactment thereof then in force and instruments, orders and regulations then in force and made under or deriving validity from the relevant Act.

         D. Headings: Headings shall be ignored in construing this Debenture.

2.       UNDERTAKING TO PAY

         The Company shall discharge each Liability under the Security Documents when due in accordance therewith.

3.       SECURITY

         A. Charging Provision: The Company as beneficial owner and as security for the payment and discharge of all Liabilities hereby charges in favour of the Agent:

                  (1)      by way of first fixed charge, all Book Debts; and

                  (2) by way of first floating charge over accounts into which Book Debts are or will be paid and all related documents and records.

         B. Ranking: The floating Charge created by Clause 3(A)(2) shall rank behind all the fixed Charges created by or pursuant to this Debenture but shall rank in priority to any other Security hereafter created by the Company except for Security permitted by Clause 4(A)(3) and except for Security ranking in priority in accordance with Clause 8(C)(4).

         C. Conversion of Floating Charge: The Agent may by notice to the Company convert the floating Charge created by Clause 3(A)(2) into a fixed charge as regards such Charged Assets as shall be specified (whether generally or specifically) in that notice (1) if it reasonably considers that it would be desirable to do so in order to protect, preserve or supplement the Charges over those Charged Assets or the priority of those Charges and/or (2) on or at any time following the occurrence and during the continuation of an Enforcement Event. If, without the prior consent in writing of the Agent, the Company creates any Security other than a Permitted Lien over any of the Charged Assets not expressed to be subject to a fixed Charge under this Debenture, or attempts to do so, or if any Person levies or attempts to levy any distress, attachment, execution or other legal process against any of such Charged Assets, the floating

         Charge created by this Debenture over the Charged Assets the subject of such Security or process shall automatically, without notice, be converted into a fixed Charge instantly such event occurs.

         D. Delivery of Documents: If the Agent so requires by notice to the Company, the Company shall, immediately deliver to the Agent copies of the documents relating to all or any Book Debts as shall be specified (whether generally or specifically) in the relevant notice.

         E. Further Security: The Company shall, promptly upon the Agent so requiring by notice to the Company, execute and deliver (or procure the execution and delivery of) to the Agent (in such form as the Agent shall reasonably require) in favour of the Agent securing the Liabilities such other Security over such of the Company's other present or future Assets as are expressed to be subject to a fixed Charge as shall be specified in the relevant notice (whether generally or specifically and whether for the purpose of obtaining legal title to the relevant Assets, creating Security which is effective under the laws of a foreign jurisdiction or otherwise).

         F. Further Assurance: The Company shall promptly execute and do all such assurances, acts and things as the Agent may reasonably require (1) for perfecting or protecting the Charges or the priority of the Charges or (2) for facilitating the realization of the Charged Assets or the exercise of any Rights vested in the Agent, any Receiver or any Delegate and shall in particular (without prejudice to the generality of the foregoing) execute all transfers, conveyances, assignments and assurances of the Charged Assets (whether to the Agent or to its nominees or otherwise) and give all notices, orders and directions which the Agent may reasonably request.

4.       RESTRICTIONS ON DEALING

         A. Security: The Company shall not create any Security on, over or with respect to any of its present or future Assets except for:

                  (1)      the Permitted Liens;

                  (2)      the Charges; and

                  (3) liens arising solely by operation of law (or by an agreement evidencing the same) in the ordinary course of the Company's business in respect of indebtedness which either (a) has been due for less than 7 days or (b) is being contested in good faith and by appropriate means.

         B. Disposal: The Company shall not sell, factor, discount, transfer, assign, lease or hire out, lend or otherwise dispose of any of its present or future Assets nor agree to do any of the foregoing except that, until (1) the floating Charge crystallizes, (2) the Charges become enforceable and the Agent takes any step to enforce the Charges the Company may take such actions with respect to its Assets as are permitted by the terms of the Credit Agreement. Except upon the occurrence and during the continuance of an Enforcement Event, the Company may use the proceeds of its Book Debts in the ordinary course of its business but subject to the terms of the Credit Agreement.

5.       BOOK DEBTS

         A. Collection: The Company shall promptly collect all Book Debts and, until payment into an account with the Agent as provided in Clause 5(B), shall receive and hold the proceeds of collection on trust for the Agent.

         B. Payment into Designated Account: To the extent reasonably practicable, the Company shall immediately pay all moneys received or receivable by it from any source (including all proceeds of collection of Book Debts) into such account as the Agent shall from time to time designate or as otherwise acceptable to the Agent for the purpose of receiving the relevant moneys. The Agent may designate different accounts for different moneys.

         C. Withdrawals: Upon the occurrence and during the continuance of an Enforcement Event the Company shall not be entitled to withdraw all or any part of the balance standing to the credit of any account with the Agent except to such extent (if any) as the Agent may from time to time permit. Permitting any particular withdrawal shall not commit the Agent to permitting any other withdrawal. If the Agent debits any amount to or from any account of the Company with the Agent then, on the relevant debit being made, the relevant amount shall be automatically released from the fixed Charge thereon created by or pursuant to this Debenture. However, if and to the extent that all or part of that amount is paid into another account of the Company (whether with the same or another financial institution) which is in credit or becomes in credit as a result, it shall thereupon automatically become subject to the fixed Charge on the credit balance in the other account.

         D. Other Restrictions on Dealing, with Book Debts: Without prejudice and in addition to Clauses 3(D), 3(E), 4(A) and 4(B):

                  (1) except for the Charges, the Company shall not create or have outstanding any Security, over all or any part of any of the Book Debts;

                  (2) except as required by (4) below, the Company shall not sell, factor, discount, transfer, assign, lend or otherwise dispose of all or any part of any of the Book Debts;

                  (3) if called upon to do so by, the Agent, the Company shall immediately deliver to the Agent such documents relating to such of the Book Debts as the Agent may designate (either generally or specifically); and

                  (4) if called upon to do so by the Agent, the Company shall immediately execute and deliver to the Agent (in such form as the Agent may reasonably require) a legal assignment of all the Company's fight, title and interest in and to such of the Book Debts as the Agent may designate (either generally or specifically).

6.       GENERAL UNDERTAKINGS, REPRESENTATIONS AND WARRANTIES

         A. The Company undertakes as set out in Articles IX and X of the Credit Agreement.

         B. The Company represents and warrants as set out in Article VIII of the Credit Agreement.

7.       ENFORCEMENT

         A. Exercise of Rights: The Charges shall be enforceable, and the powers conferred by Section 101 of the LPA as varied and extended by this Debenture shall be exercisable, upon and at any time after the occurrence of an Enforcement Event. The Liabilities shall be deemed to have become due for the purposes of Section 101 of the LPA upon the occurrence of an Enforcement Event and Section 103 of the LPA shall not apply to this Debenture.

         B. Enforcement Events: The occurrence and continuance at any time of an Event of Default (as defined in the Credit Agreement) or for any reason, whether within or beyond the control of any party to this Debenture, of any of the following events shall constitute an Enforcement Event:

                  (1) Administration: Any step is taken by any Person with a view to Administration of the Company.

                  (2) Arrangements with Creditors: The directors of the Company make any proposal under Section 1 of the

                  Insolvency Act, or the Company proposes or makes any agreement for the deferral, rescheduling or other readjustment (or proposes or makes a general assignment or an arrangement or composition with or for the benefit of the relevant creditors) of all of (or all of a particular type of) its debts (or of any part which it will or might otherwise be unable to pay when due), or a moratorium is agreed or declared in respect of or affecting all or a material part of (or of a particular type of) the debts of the Company.

                  (3) Security Enforceable: Any Security on or over the Assets of the Company becomes enforceable and any step (including the taking of possession or the appointment of a receiver, manager or similar Person) taken to enforce that Security.

8.       APPOINTMENT AND RIGHTS OF RECEIVERS

         A. Appointment of Receivers: Either (1) if so requested by the Company or (2) at any time after an Enforcement Event (whether or not the Agent shall have taken possession of the Charged Assets), without any notice or further notice, the Agent may by deed, or writing signed by any officer or manager of the Agent or any Person authorized for this purpose by the Agent, appoint any Person to be Receiver of the Charged Assets and may similarly remove any Receiver and appoint any Person instead of any Receiver. If the Agent appoints more than one Person as Receiver of any Charged Assets, the Agent may give the relevant Persons power to act either jointly or severally.

         B. Scope of Appointment: Any Receiver may be appointed either Receiver of all of the Charged Assets or Receiver of such part thereof as may be specified in the appointment. In the latter case, the Rights conferred on a Receiver by Clause 8(C) shall have effect as though every reference in that Clause to the "Charged Assets" were a reference to the part of such Assets so specified or any part thereof.

         C. Rights of Receivers: Any Receiver appointed pursuant to this Clause 8 shall have the Right, either in his own name or in the name of the Company or otherwise and in such manner and upon such terms and condition as the Receiver thinks fit:

                  (1) Deal with Charged Assets: To sell, transfer, assign, otherwise dispose of or realize the Charged Assets and to execute all agreements and documents for these purposes and for consideration and so that (without limitation) he may do any of these things for a consideration consisting of cash, or other valuable consideration of any kind and any such consideration may be payable or delivered a lump sum or by installments spread over such period as he may think fit.

                  (2) Claims: To settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands with or by any Person who is or claims to be a creditor of the Company or relating in any way to the Charged Assets.

                  (3) Legal Actions: To bring, prosecute, enforce, defend and abandon actions, suits and proceedings in relation to the Charged Assets or any of the businesses of the Company.

                  (4) Redemption of Security: To redeem any Security (whether or not having priority to the Charges) over the Charged Assets and to settle the accounts of encumbrances.

                  (5) Employees etc: To appoint, hire and employ officers, employees, contractors, agents and advisors of all kinds and to discharge any such Persons and any such Persons appointed, hired or employed by the Company.

                  (6) Other Powers: To do all such other acts and things he may consider necessary or expedient for the realization of the Charged Assets or incidental to the exercise of any of the Rights conferred on the Receiver under or by virtue of this Debenture.

         D. Agent of Company: Any Receiver shall be the agent of the Company for all purposes and the Company alone shall be responsible for his contracts, engagements, acts, omissions, defaults and losses and for liabilities incurred by him in the absence of gross negligence or willful misconduct.

         E. Remuneration: The Agent may from time to time in its reasonable discretion determine the remuneration of any Receiver and direct payment of such remuneration out of moneys accruing to him as Receiver but the Company alone shall be liable for the payment of such remuneration and for all other reasonable costs, charges and expenses of the Receiver.

         F. Directions of Agent: Any Receiver shall in the exercise of his Rights conform to any reasonable regulations, restrictions and directions from time to time made or given by the Agent.


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9.       AGENT'S RIGHTS

         A. Rights of Receiver: Any Rights conferred by this Debenture (either expressly or impliedly) upon a Receiver may be exercised by the Agent after the Charges become enforceable, irrespective of whether the Agent shall have taken possession or appointed a Receiver of the Charged Assets.

         B. Delegation: The Agent may delegate in any manner to any Person any of the Rights which are for the time being exercisable by the Agent under this Debenture. Any such delegation may be made upon such reasonable terms and conditions (including power to sub-delegate) as the Agent may think fit.

         C. Continuation of Accounts: At any time following (1) the Agent receiving notice (either actual or otherwise) of any subsequent Security, other than Permitted Liens, affecting the Charged Assets or
         (2) the commencement of the Winding-up of the Company, the Agent may open a new account in the name of the Company with the Agent (whether or not it permits any existing account to continue). If the Agent does not open such a new account, it shall nevertheless be treated as if it had done so at the time, as the case may be, when the notice was received or was deemed to have been received of the subsequent Security or the Winding-up commenced. No moneys thereafter paid into any account, whether new or continuing, shall discharge or reduce the amount recoverable pursuant to this Debenture.

         D. Set-Off: The Company authorizes the Agent to apply (without prior notice) any credit balance (whether or not then due) to which the Company is at any time beneficially entitled on any account at, any sum held to its order by and/or any liability of, any office of the Agent in or towards satisfaction of all or any part of the Liabilities then due, as provided in the Credit Agreement.

10.      LIABILITY OF AGENT, RECEIVERS AND DELEGATES

         A. Possession: If the Agent, any Receiver or any Delegate shall take possession of the Charged Assets, he may at any time relinquish such possession. The Agent shall not become liable as a mortgagee in possession by reason of viewing the state of repair of, or repairing any of, the Company's present or future Assets.

         B. Agent's Liability: None of the Agent, the Banks or the Issuing Bank shall in any circumstances (either by reason of taking possession of the Charged Assets or for any other reason whatsoever and whether as mortgagee in possession or on any other basis whatsoever) be liable to the Company or any other Person for any costs, charges, losses, damages, liabilities or expenses arising from or connected with any realization of the Charged Assets or from any act, default, omission or misconduct of such Person, its officers, employees or agents in relation to the Charged Assets or in connection with the Security Documents except to the extent that they shall be caused by such Person's own fraud, gross negligence or willful misconduct or that of its officers or employees.

         None of the Agent, the Banks or the Issuing Bank shall by virtue of this Clause 10(B) owe any duty of care or other duty to any Person which it would not owe in the absence of this Clause 10(B).

         C. Other's Liability to Account: All the provisions of Clause 10(B) shall apply, mutatis mutandis, in respect of the liability of any Receiver or Delegate or any officer, employee or agent of the Agent, any Bank, the Issuing Bank, any Receiver or Delegate.

11.      POWER OF ATTORNEY

         A. Appointment: Upon the occurrence and during the continuance of an Enforcement Event the Company hereby by way of security irrevocably appoints the Agent, every Receiver and every Delegate severally its attorney (with full power of substitution), on its behalf and in its name or otherwise, at such time and in such manner as the attorney may think fit:

                  (1) to do anything which the Company is obliged to do (but has not done) under this Debenture including, without limitation, to execute charges over, transfers or assignments of, and other instruments relating to, the Charged Assets, and

                  (2) generally to exercise all or any of the Rights conferred on the Agent, any Receiver or any Delegate in relation to the Charged Assets or under this Debenture, the LPA or the Insolvency Act.

         B. Ratification: The Company hereby ratifies and confirms and agrees to ratify and confirm whatever any such attorney shall do or purport to do in the exercise or purported exercise of the power of attorney in Clause 11(A).

12.      PROTECTION OF THIRD PARTIES

                  No Person dealing with the Agent, any Receiver or any Delegate shall be concerned to inquire whether any event has happened upon which any of the Rights conferred by or pursuant to this Debenture are or may be exercisable, whether any consents, regulations, restrictions or directions relating to such Rights have been obtained or complied with or otherwise as to the propriety or regularity of acts purporting or intended to be in exercise of any such Rights or as to the application of any money borrowed or raised. All the protection to purchasers contained in Sections 104 and 107 of the LPA, Section 42(3) of the Insolvency Act or in any other legislation for the time being in force shall apply to any Person purchasing from or dealing with the Agent, any Receiver or any Delegate.

13.      DEMANDS AND PAYMENTS

         A. Demands: Any demand for payment made by the Agent shall be valid and effective for all purposes of this Debenture notwithstanding that the demand contains no statement of the relevant Liabilities or that it inadvertently contains an inaccurate or incomplete statement of them.

         B. Payments: All payments under or pursuant to this Debenture (including damages for its breach) shall be made in the Currency of Account and in such funds, to such account, with such financial institution and in such other manner as may be agreed between the parties and, if not so agreed, as the Agent may reasonably direct.

         C. Receipts by the Agent and Receivers: All amounts from time to time received or recovered by the Agent or any Receiver or Delegate in exercise of their Rights under or in respect of this Debenture shall, subject to the discharge of any liabilities having priority to the Liabilities, be applied as follows:

                  (1) in or towards the payment of all costs, charges, losses, liabilities and expenses of and incidental to the appointment of any Receiver and the exercise of any of his Rights including his remuneration and all outgoings paid by him

                  (2) in or towards the payment of such of the Liabilities in such order as the Agent in its absolute discretion may from time to time determine (save that the Agent may credit the same to, and require the same to be paid to it for crediting to, an interest bearing suspense account for so long and in such manner as the Agent may determine and save that the Receiver may retain the same for so long and in such manner as he and the Agent may reasonably determine)

                  (3) in payment of any surplus to the Company or other Person entitled to it.

         D. Avoidance of Payments: The Company shall on demand indemnify the Agent, the Banks and the Issuing Bank against any funding or other cost, charge, loss, liability or expense (including loss of profit) expended, paid, incurred or debited in account by such Person as a result of the such Person being required for any reason to refund all or part of any amount received by it in respect of any of the Liabilities or any liability the discharge of which is, directly or indirectly, guaranteed or otherwise secured by the Company.

         E.       Subrogation: For so long as any Charge remains outstanding:

                  (1) any Rights of the Company, by reason of the performance of any of its obligations under this Debenture, the enforcement of any of the Charges or any action taken pursuant to any Rights conferred by or in connection with this Debenture, to be indemnified by any Person, to prove in respect at any liability in the Winding-up of any Person or to take the benefit of or enforce any Security, guarantees or indemnities, shall be exercised and enforced only in such manner and on such terms, as the Agent may reasonably require, and

                  (2) any amount received or recovered by the Company as a result of any exercise of any such Rights shall be held in trust for and immediately paid to the Agent.

14.      DISCHARGE OF SECURITY

         A. Continuing Security: Subject to Clause 5 and this Clause 14, the Charges shall remain in full force and effect by way of continuing security and shall not be affected in any way by any settlement of account (whether or not any Liabilities remain outstanding thereafter) or other matter or thing whatsoever and shall be in addition to any other Security, guarantee or indemnity now or hereafter held by the Agent, any Bank, the Issuing Bank or any other Person in respect of the Liabilities.

         B. Security Unaffected: Without prejudice to the generality of Clause 14(A), neither the Charges nor the Liabilities shall be affected in any way by:

                  (1) any other Security, guarantee or indemnity now or hereafter held by the Agent, any Bank, the Issuing Bank or any other Person,

                  (2) (except to the extent of the relevant release) the release of any Security, guarantee or indemnity (including this Debenture),

                  (3) (except to the extent of the relevant amendment or change) any amendment to or change in any Security, guarantee or indemnity (including this Debenture), the terms of any Liability or liability the discharge of which is, directly or indirectly, guaranteed or otherwise secured by the Company or any agreement or document relating to any of the foregoing,

                  (4) the enforcement or absence of enforcement of any Security, guarantee or indemnity (including this Debenture),

                  (5) any time, indulgence, concession, waiver or consent given to the Company or any other Person, whether by the Agent, any Bank, the Issuing Bank or any other Person,

                  (6) the making or absence of any demand for payment of any Liabilities on the Company or any other Person, whether by the Agent, any Bank, the Issuing Bank or any other Person,

                  (7) the Administration or Winding-up of the Company or any other Person, or any step being taken for any such Administration or Winding-up, or

                  (8) the illegality, invalidity or unenforceability of, or any defect in, any provision of any agreement or document relating to the Liabilities or any Security, guarantee or indemnity (including this Debenture) or any of the Rights or obligations of any of the parties under or in connection with any such document or any Security, guarantee or indemnity (including this Debenture), whether on the grounds of ultra vires, not being in the interests of the Company or any other Person, not having been duly authorized, executed or delivered by the Company or any other Person or for any other reason whatsoever.

         C. Final Redemption: Subject and without prejudice to Clause 14(D), upon proof being given to the reasonable satisfaction of the Agent that all the Liabilities have been discharged in full or that provision acceptable to the Agent for such discharge has been made, and that all facilities which might give rise to Liabilities have terminated, the Agent shall at the request and cost of the Company execute and do all such deeds, acts and things as may be necessary to release the Charged Assets from the Charges.

         D. Avoidance of Payments: No assurance, Security, guarantee or payment which may be avoided under any law relating to bankruptcy, insolvency, Administration or Winding-up (including Section 238, 239, 242, 243 or 245 of the Insolvency Act) and no release, settlement, discharge or arrangement given or made by the Agent, any Bank or the Issuing Bank on the faith of any such assurance, Security, guarantee or payment, shall prejudice or affect the right of the Agent to enforce the Charges to the full extent of the Liabilities or any other Rights which the Agent, any Bank or the Issuing Bank may have in respect of the Liabilities or any part thereof. The Company agrees that in such circumstances the Charges and this Debenture shall be deemed to have remained in full force and effect notwithstanding any such assurance, Security, guarantee, payment, release, settlement, discharge or arrangement.

15.      RIGHTS AMENDMENTS, WAIVERS, CONSENTS AND DETERMINATIONS

         A. Rights Additional: The Rights conferred by or pursuant to this Debenture shall be in addition to and not in substitution for the Rights conferred on mortgagees or Receivers by law, which shall apply to the Charges except insofar (if at all) as they are expressly excluded. Where there is any ambiguity or conflict between the Rights conferred by law and those conferred by or pursuant to this Debenture, the terms of this Debenture shall prevail.

         B. Exercise of Rights: Except as otherwise provided in this Debenture, all Rights of the Agent or any Receiver hereunder may be exercised at any time and from time to time at the absolute discretion of the Agent or, as the case may be, Receiver. No failure on the part of the Agent or Receiver to exercise, and no delay on its part in exercising, any Right under this Debenture will operate as a waiver thereof, nor will any single or partial exercise of any Right preclude any other or further exercise thereof or the exercise of any other Right.

         C. Amendments, Waivers and Consents: Any provision of this Debenture may be amended, supplemented or novated only if the Company and the Agent so agree in writing. Any waiver of, and any consent or approval by the Agent under, any provision of this Debenture shall not be effective unless it is in writing, and may be given subject to any conditions thought fit by the Agent, and shall be effective only in the instance and for the purpose for which it is given.

16.      PARTIAL INVALIDITY

                  The illegality, invalidity or unenforceability of any provision of this Debenture under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

17.      COMMUNICATIONS

         A. Addresses: All notices and other communications provided for in this Debenture shall be given or made by telex, telegraph, telecopy, cable or in writing and telexed, telecopied, telegraphed, cabled, mailed by certified mail return receipt requested, or delivered to the intended recipient at the address specified below, or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Clause.

         If to Agent:      Bank One, Texas, N.A.
                           910 Travis
                           Houston, Texas 77002
                           Attention:  Philip C. Lauinger, III
                           Telephone No.: 713-751-6199
                           Fax No.: 713-751-3644

         with a copy to:   Nathan Sommers Lippman Jacobs & Gorman
                           2800 Post Oak Boulevard, 61st Floor
                           Houston, Texas 77056
                           Attention:  Ann C. Jacobs, Esq.
                           Telephone No.:  713-892-4878
                           Fax No.:  713-892-4800

         If to Company:    Veritas DGC, Ltd.
                           Digicon Centre, Crompton Way
                           Crawley, Sussex, RH10 2QR
                           England
                           Attention:  Martin Sambrook
                           Telephone No.:  011-44-1293-443000
                           Fax No.:  011-44-1293-443010

         with a copy to:   Veritas DGC Inc.
                           3701 Kirby Drive, Suite 112
                           Houston, Texas 77098
                           Attention: Larry L. Worden
                           Telephone No.: 713-512-8300
                           Fax No.: 713-512-8701

         B. Deemed Delivery: Except as otherwise provided in this Debenture, communications shall be deemed to have been duly given when transmitted by telex or telecopy, subject to telephone confirmation of receipt, or delivered to the telegraph or cable office, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

18.      GOVERNING LAW

                  This Debenture shall be governed by and construed in accordance with the laws of England.

19.      WITHHOLDING

         A. Payments to be free and clear: All sums payable by the Company under this Debenture shall be paid free of any restriction or conditions and free and clear of and (except to the extent required by law) without any deduction or withholding, whether for or on account of Tax, by way of set-off or withholding or otherwise.

         B.       Grossing-up of Payments:

                  (1) If the Company or any other Person must at any time deduct or withhold any Tax or other amount from any sum paid or payable by, or received or receivable from, the Company under this Debenture, the Company shall pay such additional amount as is necessary to ensure that the Agent receives on the due date and retains (free from any liability other than Tax on its own Overall Net Income) a net sum equal to what it would have received and so retained had no such deduction or withholding been required or made.

                  (2) If the Company or any other person must at any time pay any Tax or other amount on, or calculated by reference to, any sum received or receivable by the Agent under this Debenture (except for a payment by the Agent or Tax on its own Overall Net Income), the Company shall pay or procure the payment of that Tax or other amount before any interest or penalty becomes payable or, if that Tax or other amount is payable and paid by the Agent, shall reimburse it on demand for the amount paid by it.

                  (3) Within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax or other amount which it is required by paragraph (2) above to pay, the Company shall deliver to the Agent evidence satisfactory to the Agent of that deduction, withholding or payment and (where remittance is required) of the remittance thereof to the relevant taxing or other authorities.

                  (4) In this Clause "Tax on Overall Net Income" of a Person shall be consumed as a reference to Tax (other than Tax deducted or withheld from any payment) imposed on that Person by the jurisdiction in which its principal office (and/or, in the case of the Agent, its office through which it is acting in connection with this Debenture) is located on (a) the net income, profits or gains of that Person worldwide or (b) such of its net income, profits or gains as arise in or relate to that jurisdiction.

20.      CURRENCY INDEMNITY

         A. The Currency of Account is the sole currency of account and Payment for all sums payable by the Company under or in connection with this Debenture, including damages.

         B. Any amount received or recovered in a currency other than the Currency of Account (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the Winding-up of the Company or otherwise) by the Agent, any Bank or the Issuing Bank, as applicable, in respect of any Liability shall only constitute a discharge to the Company to the extent of the amount in the Currency of Account which such Person is able, in accordance with its usual practice, to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so). Any amount received upon conversion which is greater than the amount of the liability in the Currency of Account shall be refunded to the Company upon the payment of all the Liabilities through its account that have been designated by the Agent.

         C. If that amount in the Currency of Account is less than the amount of the Liability in the Currency of Account the Company shall indemnify the Agent, the Banks and the Issuing Bank against any loss sustained by it as a result. In any event, the Company shall indemnify the Agent against the cost of making any such purchase. For the purpose of this Clause 20(c), it will be sufficient for such Person to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

         D. The above indemnity constitutes a separate and independent obligation from the other obligations in this Debenture, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by any of the Agent, the Banks or the Issuing Bank and shall continue in full force and effect despite any Judgment, order, claim or proof for a liquidated amount in respect of any Liability or any other judgment or order.

21. The signature or sealing of this document by or on behalf of a party shall constitute an authority to the solicitors, or an agent or employee of the solicitors, acting for that party in connection with this document to deliver it as a deed on behalf of that party.

         IN WITNESS whereof this Debenture has been duly executed as a deed the day and year first above written.

Signed as a Deed by
VERITAS DGC, LTD. acting by
__________ a Director
and __________
a Director/Secretary


------------------------------------
           Director


------------------------------------
       Director/Secretary



Signed by
and on behalf of
BANK ONE, TEXAS, N.A.
in the presence of

-----------------------------


------------------------------------
        Vice President

                                  EXHIBIT "D-1"

                 FORM OF GENERAL CONTINUING GUARANTY - DOMESTIC


         WHEREAS, the execution of this General Continuing Guaranty (this "Guaranty Agreement") is a condition to Veritas DGC Inc., a Delaware corporation (the "Borrower"), borrowing from the Banks (as hereinafter defined), and obtaining other credit in the amount of the aggregate principal amount of Fifty Million Dollars ($50,000,000), pursuant to that certain Credit Agreement dated as of November 1, 1999, among Borrower, Banks, the Issuing Bank (as hereinafter defined) and Bank One, Texas, N.A., as agent (in such capacity, the "Agent") for itself, the Banks and the Issuing Bank (such Credit Agreement, and as it may hereafter be amended or modified from time to time, being hereinafter referred to as the "Credit Agreement").

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned, _______________________, a ___________________________, (the "Guarantor"), hereby irrevocably and unconditionally guarantees the Bank, the Issuing Bank and the Agent the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty Agreement being upon the following terms:

         1. (a) The term "Guaranteed Indebtedness" as used herein means all of the "Obligations", as defined in the Credit Agreement; PROVIDED, HOWEVER THAT THE GUARANTEED INDEBTEDNESS SHALL NOT EXCEED AN AMOUNT EQUAL TO THE SUM OF THE "SECURED OBLIGATIONS", AS DEFINED IN THE CREDIT AGREEMENT, PLUS THE "PERMITTED SUBSIDIARY INDEBTEDNESS", AS DEFINED IN THE CREDIT AGREEMENT. The term "Guaranteed Indebtedness" shall include any and all postpetition interest and expenses (including attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law.

                  (b) The term "Banks" and "Issuing Bank", as well as other capitalized terms not otherwise defined herein, have the respective meanings set forth in the Credit Agreement.

         2. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against Guarantor, the Agent, any Bank, the Issuing Bank or any other party, or which Guarantor may have against Borrower, the Agent, any Bank, the Issuing Bank, or any other party, shall be available to, or shall be asserted by, Guarantor against the

Agent, any Bank, the Issuing Bank or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

         3. If Guarantor becomes liable for any indebtedness owing by Borrower to the Agent, any Bank or the Issuing Bank by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of such Person hereunder shall be cumulative of any and all other rights that such Person may ever have against Guarantor. The exercise by the Agent, any Bank or the Issuing Bank of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         4. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due without notice or demand in lawful currency of the United States of America and it shall not be necessary for the Agent, in order to enforce such payment by Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this Guaranty Agreement, until the Guaranteed Indebtedness is paid in full and a period of ninety (90) days has passed following such payment, Guarantor waives any and all rights it may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Lender) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Indebtedness for any payment made by Guarantor under or in connection with this Guaranty Agreement or otherwise. Without limiting the foregoing, Guarantor expressly waives the provisions of Chapter 34 of the Texas Business and Commerce Code, as amended, and any successor provision.

         5. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by Guarantor hereunder forthwith on demand by the Agent.

         6. Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of

Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by the Agent, any Bank or the Issuing Bank to Borrower, Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of the Agent to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness;
(g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to the Agent, any Bank on the Issuing Bank is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason any of the Agent, any Bank or the Issuing Bank is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of the Agent to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or Guarantor.

         7. Guarantor represents and warrants to the Agent as follows:

                  (a) Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure to so qualify, would have a material adverse effect on its business, financial condition, or operations.


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


                  (b) Guarantor has the corporate power and authority and legal right to execute, deliver, and perform its obligations under this Guaranty Agreement and this Guaranty Agreement constitutes the legal, valid, and binding obligation of Guarantor, enforceable against Guarantor in accordance with its respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

                  (c) The execution, delivery, and performance by Guarantor of this Guaranty Agreement have been duly authorized by all requisite action on the part of Guarantor and do not and will not violate or conflict with the memorandum of association or articles of association of Guarantor or any law, rule, or regulation or any order, writ, injunction or decree of any court, governmental authority or agency, or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the imposition of any lien upon any assets of Guarantor pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement to which Guarantor or its properties is bound.

                  (d) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is necessary for the execution, delivery or performance by Guarantor of this Guaranty Agreement or the validity or enforceability thereof.

                  (e) The value of the consideration received and to be received by Guarantor as a result of Borrower, the Agent, the Banks and the Issuing Bank entering into the Credit Agreement and Guarantor executing and delivering this Guaranty Agreement is reasonably worth at least as much as the liability and obligation of Guarantor hereunder, and such liability and obligation and the Credit Agreement have benefited and may reasonably be expected to benefit Guarantor directly or indirectly.

                  (f) Guarantor has, independently and without reliance upon the Agent and based upon such documents and information as Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty Agreement.

         8. Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or the Agent, any Bank or the Issuing Bank has any commitment under the Credit Agreement:

                  (a) Guarantor will furnish promptly to the Agent written notice of the occurrence of any default under this

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


Guaranty Agreement or an Event of Default under the Credit Agreement of which Guarantor has knowledge;

                  (b) Guarantor will furnish promptly to the Agent such additional information concerning Guarantor as the Agent may request; and

                  (c) Guarantor will obtain at any time and from time to time all authorizations, licenses, consents or approvals as shall now or hereafter be necessary or desirable under all applicable laws or regulations or otherwise in connection with the execution, delivery and performance of this Guaranty Agreement and will promptly furnish copies thereof to the Agent.

         9. (a) Guarantor represents and warrants to the Agent that all devices, systems, machinery, information technology, computer software and hardware, and other date sensitive technology (jointly and severally, the "Systems") necessary for Guarantor and its subsidiaries to carry on their business as presently conducted and as contemplated to be conducted in the future are Year 2000 Compliant or will be Year 2000 Compliant within a period of time calculated to result in no material disruption of any of Guarantor's or any subsidiary's business operations. For purposes of these provisions, "Year 2000 Compliant" means that the Systems are designed to be used prior to, during and after the Gregorian Calendar year 2000 A.D. and will operate during each such time prior without error relating to date data, specifically including any error relating to, or the product of, date data which represents or references different centuries or more that one century.

         (b) Guarantor represents and warrants to the Agent that Guarantor has
(i) undertaken a detailed inventory, review and assessment of all areas within its and its subsidiaries' businesses and operations that could be adversely affected by the failure of Guarantor or any subsidiary to be Year 2000 Compliant on a timely basis, (ii) developed a detailed plan and time line for becoming Year 2000 Compliant on a timely basis and (iii) to date, implemented that plan in accordance with that timetable in all material respects.

         (c) Guarantor represents and warrants to the Agent that Guarantor has made, and has caused each of its subsidiaries to make, written inquiry of each of its key suppliers, vendors and customers, and has obtained, and has caused each of its subsidiaries to obtain, in writing confirmations from all such Persons as to whether such Persons have initiated programs to become Year 2000 Compliant. On the basis of such confirmations, Guarantor reasonably believes that all of such Persons will be or become so compliant. For purposes hereof, "key suppliers, vendors and customers" refers to those suppliers, vendors and customers of Guarantor and its subsidiaries whose business failure would, with


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


reasonable probability, result in a Material Adverse Effect (as defined in the Credit Agreement).

         (d) Guarantor will (i) furnish such additional information, statements and other reports with respect to Guarantor's and its subsidiaries' activities, course of action and progress towards becoming Year 2000 Compliant as the Agent may request from time to time, (ii) promptly notify the Agent of any change in circumstances that causes or would likely cause the Borrower's representations contained in this Section 9 to no longer be true and the details thereof, and
(iii) permit the Agent or its representatives, at the expense of the Agent, upon reasonable notice during business hours, to inspect and test the Systems of Guarantor and its subsidiaries to determine if they are Year 2000 Compliant.

         10. The Agent shall have the right to set off and apply against this Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent to Guarantor provided that the Guaranteed Indebtedness is then due and irrespective of whether or not the Agent shall have made any demand under this Guaranty Agreement. As security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants the Agent a security interest in all money, instruments, certificates of deposit, and other property of Guarantor now or hereafter held by the Agent, including without limitation, property held in safekeeping. In addition to the Agent's right of setoff and as further security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants the Agent a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of Guarantor now or hereafter on deposit with or held by the Agent and all other sums at any time credited by or owing from the Agent to Guarantor. The rights and remedies of the Agent hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent may have.

         11. (a) Guarantor hereby agrees that the Subordinated Indebtedness shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and Guarantor hereby assigns the Subordinated Indebtedness to the Agent as security for the Guaranteed Indebtedness. If any sums shall be paid to Guarantor by Borrower or any other person or entity on account of the Subordinated indebtedness at any time while an Event of Default has occurred and is continuing, such sums shall be held in "trust" by Guarantor for the benefit of the Agent and shall forthwith be paid to the Agent without affecting the liability of Guarantor under this Guaranty Agreement and may be applied by the Agent against the Guaranteed Indebtedness in such order and manner as the Agent may determine in its sole


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


discretion. Upon the request of the Agent, Guarantor shall execute, deliver, and endorse to the Agent such documents and instruments as the Agent may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Guaranty Agreement, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of Borrower to Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor.

                  (b) Guarantor agrees that any and all liens, security interests, judgment liens, charges, or other encumbrances upon any of Borrower's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such encumbrances in favor of Guarantor or the Agent presently exist or are hereafter created or attached. Without the prior written consent of the Agent. Guarantor shall not (i) file suit against Borrower or exercise or enforce any other creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by Guarantor on assets of Borrower.

                  (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving Borrower as debtor, the Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. The Agent may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in such order and manner as the Agent may determine in its sole discretion.

         12. No amendment or waiver of any provision of this Guaranty Agreement or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be


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


in writing and signed by the Agent and the Guarantor (with respect to amendments). No failure on the part of the Agent to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         13. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by Borrower or others (including Guarantor), with respect to of the Guaranteed Indebtedness shall, if the statute of limitations in favor of Guarantor against the Agent shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

         14. This Guaranty Agreement is for the benefit of the Agent, the Banks and the issuing Bank and their respective successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty Agreement is binding not only on Guarantor, but on Guarantor's successors and assigns.

         15. Guarantor recognizes that the Agent, the Banks and the Issuing Bank are relying upon this Guaranty Agreement and the undertakings of Guarantor hereunder in making extensions of credit to Borrower under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty Agreement is a material inducement to such Persons in entering into the Credit Agreement. Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement.

         16. THIS GUARANTY AGREEMENT IS EXECUTED AND DELIVERED AS AN INCIDENT TO A LENDING TRANSACTION NEGOTIATED, CONSUMMATED, AND PERFORMABLE IN HARRIS COUNTY, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. SUBJECT TO PARAGRAPH 23 BELOW, ANY ACTION OR PROCEEDING AGAINST GUARANTOR UNDER OR IN CONNECTION WITH THIS GUARANTY AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN HARRIS COUNTY, TEXAS. SUBJECT TO PARAGRAPH 23 BELOW, GUARANTOR HEREBY IRREVOCABLY (I) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (II) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. GUARANTOR AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED BELOW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT TO SERVE

PROCESS IN ANY OTHER MATTER PERMITTED BY LAW OR, SUBJECT TO PARAGRAPH 23 BELOW, SHALL LIMIT THE RIGHT OF THE AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST GUARANTOR OR WITH RESPECT TO ANY OF GUARANTOR'S PROPERTY IN COURTS IN OTHER JURISDICTIONS. SUBJECT TO PARAGRAPH 23 BELOW, ANY ACTION OR PROCEEDING BY GUARANTOR AGAINST THE AGENT SHALL BE BROUGHT ONLY IN A COURT LOCATED IN HARRIS COUNTY, TEXAS.

         17. Guarantor shall pay on demand all reasonable attorneys' fees and all other reasonable costs and expenses incurred by any of the Agent, the Banks and the Issuing Bank in connection with the preparation, administration, enforcement, or collection of this Guaranty Agreement.

         18. Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement.

         19. The Credit Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and Guarantor agrees that the Agent may exercise any and all rights granted to it under the Credit Agreement and the other Loan Documents (as defined in the Loan Agreement) without affecting the validity or enforceability of this Guaranty Agreement.

         20. All notices and other communications to Guarantor under this Guaranty Agreement shall be in writing and may be mailed by certified mail return receipt requested, or delivered to the Guarantor at the "Address for Notices" specified below Guarantor's name on the signature page hereof, or at such other address as shall be designated by Guarantor in a notice to the Agent given in accordance with this paragraph. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when deposited in the mail or when personally delivered, in each case given or addressed as aforesaid.

         21. Guarantor hereby represents and warrants to the Agent that Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition and assets of Borrower and that Guarantor is not relying upon the Agent to provide (and the Agent shall have no duty to provide) any Such information to Guarantor either now or in the future.

         22. THIS GUARANTY AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND THE AGENT WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND


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


UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY AGREEMENT IS INTENDED BY GUARANTOR AND THE AGENT AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY AGREEMENT, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND THE AGENT, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND THE AGENT.

         23. Guarantor and the Agent (the "Parties") agree that upon the written demand of any Party, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Guaranty Agreement or any other Loan Document (as defined in the Credit Agreement) or otherwise, including without limitation contract disputes and tort claims, shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in the city nearest the Guarantor's address having an AAA regional office, or at any other place selected by mutual agreement of the Parties. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a Party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.


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


      IN WITNESS WHEREOF, this Guaranty Agreement has been duly executed as of this _______________________________________.





                                   By:
                                      ---------------------------------
                                   Name:
                                        -------------------------------
                                   Title:
                                         ------------------------------

                                   Address for Notices:

                                   ------------------------------------

                                   ------------------------------------

                                   Attention:
                                             --------------------------

                                   ------------------------------------

                                  EXHIBIT "D-2"

                  FORM OF GENERAL CONTINUING GUARANTY - FOREIGN


         WHEREAS, the execution of this General Continuing Guaranty (this "Guaranty Agreement") is a condition to Veritas DGC Inc., a Delaware corporation (the "Borrower"), borrowing from the Banks (as hereinafter defined), and obtaining other credit in the amount of the aggregate principal amount of Fifty Million Dollars ($50,000,000), pursuant to that certain Credit Agreement dated as of November 1, 1999, among Borrower, Banks, the Issuing Bank (as hereinafter defined) and Bank One, Texas, N.A., as agent (in such capacity, the "Agent") for itself, the Banks and the Issuing Bank (such Credit Agreement, and as it may hereafter be amended or modified from time to time, being hereinafter referred to as the "Credit Agreement").

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned, _______________________, a ___________________________, (the "Guarantor"), hereby irrevocably and unconditionally guarantees the Bank, the Issuing Bank and the Agent the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty Agreement being upon the following terms:

         1. (a) The term "Guaranteed Indebtedness" as used herein means all of the "Obligations-B", as defined in the Credit Agreement; PROVIDED, HOWEVER THAT THE GUARANTEED INDEBTEDNESS SHALL NOT EXCEED AN AMOUNT EQUAL TO THE SUM OF THE "SECURED OBLIGATIONS", AS DEFINED IN THE CREDIT AGREEMENT, PLUS THE "PERMITTED SUBSIDIARY INDEBTEDNESS", AS DEFINED IN THE CREDIT AGREEMENT. The term "Guaranteed Indebtedness" shall include any and all postpetition interest and expenses (including attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law.

            (b) The term "Banks" and "Issuing Bank", as well as other capitalized terms not otherwise defined herein, have the respective meanings set forth in the Credit Agreement.

         2. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against Guarantor, the Agent, any Bank, the Issuing Bank or any other party, or which Guarantor may have against Borrower, the Agent, any Bank, the Issuing Bank, or any other party, shall be available to, or shall be asserted by, Guarantor against the Agent, any Bank, the Issuing Bank or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

         3. If Guarantor becomes liable for any indebtedness owing by Borrower to the Agent, any Bank or the Issuing Bank by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of such Person hereunder shall be cumulative of any and all other rights that such Person may ever have against Guarantor. The exercise by the Agent, any Bank or the Issuing Bank of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         4. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due without notice or demand in lawful currency of the United States of America and it shall not be necessary for the Agent, in order to enforce such payment by Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this Guaranty Agreement, until the Guaranteed Indebtedness is paid in full and a period of ninety (90) days has passed following such payment, Guarantor waives any and all rights it may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Lender) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Indebtedness for any payment made by Guarantor under or in connection with this Guaranty Agreement or otherwise. Without limiting the foregoing, Guarantor expressly waives the provisions of Chapter 34 of the Texas Business and Commerce Code, as amended, and any successor provision.

         5. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by Guarantor hereunder forthwith on demand by the Agent.

         6. Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by the Agent, any Bank or the Issuing Bank to Borrower, Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of the Agent to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to the Agent, any Bank on the Issuing Bank is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason any of the Agent, any Bank or the Issuing Bank is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of the Agent to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or Guarantor.

         7. Guarantor represents and warrants to the Agent as follows:

            (a) Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure to so qualify, would have a material adverse effect on its business, financial condition, or operations.

            (b) Guarantor has the corporate power and authority and legal right to execute, deliver, and perform its obligations under this Guaranty Agreement and this Guaranty Agreement constitutes the legal, valid, and binding obligation of Guarantor, enforceable against Guarantor in accordance with its respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

            (c) The execution, delivery, and performance by Guarantor of this Guaranty Agreement have been duly authorized by all requisite action on the part of Guarantor and do not and will not violate or conflict with the memorandum of association or articles of association of Guarantor or any law, rule, or regulation or any order, writ, injunction or decree of any court, governmental authority or agency, or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the imposition of any lien upon any assets of Guarantor pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement to which Guarantor or its properties is bound.

            (d) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is necessary for the execution, delivery or performance by Guarantor of this Guaranty Agreement or the validity or enforceability thereof.

            (e) The value of the consideration received and to be received by Guarantor as a result of Borrower, the Agent, the Banks and the Issuing Bank entering into the Credit Agreement and Guarantor executing and delivering this Guaranty Agreement is reasonably worth at least as much as the liability and obligation of Guarantor hereunder, and such liability and obligation and the Credit Agreement have benefited and may reasonably be expected to benefit Guarantor directly or indirectly.

            (f) Guarantor has, independently and without reliance upon the Agent and based upon such documents and information as Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty Agreement.

         8. Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or the Agent, any Bank or the Issuing Bank has any commitment under the Credit Agreement:

            (a) Guarantor will furnish promptly to the Agent written notice of the occurrence of any default under this Guaranty Agreement or an Event of Default under the Credit Agreement of which Guarantor has knowledge;

            (b) Guarantor will furnish promptly to the Agent such additional information concerning Guarantor as the Agent may request; and

            (c) Guarantor will obtain at any time and from time to time all authorizations, licenses, consents or approvals as shall now or hereafter be necessary or desirable under all applicable laws or regulations or otherwise in connection with the execution, delivery and performance of this Guaranty Agreement and will promptly furnish copies thereof to the Agent.

         9. (a) Guarantor represents and warrants to the Agent that all devices, systems, machinery, information technology, computer software and hardware, and other date sensitive technology (jointly and severally, the "Systems") necessary for Guarantor and its subsidiaries to carry on their business as presently conducted and as contemplated to be conducted in the future are Year 2000 Compliant or will be Year 2000 Compliant within a period of time calculated to result in no material disruption of any of Guarantor's or any subsidiary's business operations. For purposes of these provisions, "Year 2000 Compliant" means that the Systems are designed to be used prior to, during and after the Gregorian Calendar year 2000 A.D. and will operate during each such time prior without error relating to date data, specifically including any error relating to, or the product of, date data which represents or references different centuries or more than one century.

         (b) Guarantor represents and warrants to the Agent that Guarantor has
(i) undertaken a detailed inventory, review and assessment of all areas within its and its subsidiaries' businesses and operations that could be adversely affected by the failure of Guarantor or any subsidiary to be Year 2000 Compliant on a timely basis, (ii) developed a detailed plan and time line for becoming Year 2000 Compliant on a timely basis and (iii) to date, implemented that plan in accordance with that timetable in all material respects.

         (c) Guarantor represents and warrants to the Agent that Guarantor has made, and has caused each of its subsidiaries to make, written inquiry of each of its key suppliers, vendors and customers, and has obtained, and has caused each of its subsidiaries to obtain, in writing confirmations from all such Persons as to whether such Persons have initiated programs to become Year 2000 Compliant. On the basis of such confirmations, Guarantor reasonably believes that all of such Persons will be or become so compliant. For purposes hereof, "key suppliers, vendors and customers" refers to those suppliers, vendors and customers of Guarantor and its subsidiaries whose business failure would, with reasonable probability, result in a Material Adverse Effect (as defined in the Credit Agreement).

         (d) Guarantor will (i) furnish such additional information, statements and other reports with respect to Guarantor's and its subsidiaries' activities, course of action and progress towards becoming Year 2000 Compliant as the Agent may request from time to time, (ii) promptly notify the Agent of any change in circumstances that causes or would likely cause the Borrower's representations contained in this Section 9 to no longer be true and the details thereof, and (iii) permit the Agent or its representatives, at the expense of the Agent, upon reasonable notice during business hours, to inspect and test the Systems of Guarantor and its subsidiaries to determine if they are Year 2000 Compliant.

         10. The Agent shall have the right to set off and apply against this Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent to Guarantor provided that the Guaranteed Indebtedness is then due and irrespective of whether or not the Agent shall have made any demand under this Guaranty Agreement. As security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants the Agent a security interest in all money, instruments, certificates of deposit, and other property of Guarantor now or hereafter held by the Agent, including without limitation, property held in safekeeping. In addition to the Agent's right of setoff and as further security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants the Agent a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of Guarantor now or hereafter on deposit with or held by the Agent and all other sums at any time credited by or owing from the Agent to Guarantor. The rights and remedies of the Agent hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent may have.

         11. (a) Guarantor hereby agrees that the Subordinated Indebtedness shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and Guarantor hereby assigns the Subordinated Indebtedness to the Agent as security for the Guaranteed Indebtedness. If any sums shall be paid to Guarantor by Borrower or any other person or entity on account of the Subordinated indebtedness at any time while an Event of Default has occurred and is continuing, such sums shall be held in "trust" by Guarantor for the benefit of the Agent and shall forthwith be paid to the Agent without affecting the liability of Guarantor under this Guaranty Agreement and may be applied by the Agent against the Guaranteed Indebtedness in such order and manner as the Agent may determine in its sole discretion. Upon the request of the Agent, Guarantor shall execute, deliver, and endorse to the Agent such documents and instruments as the Agent may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Guaranty Agreement, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of Borrower to Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor.

             (b) Guarantor agrees that any and all liens, security interests, judgment liens, charges, or other encumbrances upon any of Borrower's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such encumbrances in favor of Guarantor or the Agent presently exist or are hereafter created or attached. Without the prior written consent of the Agent. Guarantor shall not (i) file suit against Borrower or exercise or enforce any other creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by Guarantor on assets of Borrower.

             (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving Borrower as debtor, the Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. The Agent may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in such order and manner as the Agent may determine in its sole discretion.

         12. No amendment or waiver of any provision of this Guaranty Agreement or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and the Guarantor (with respect to amendments). No failure on the part of the Agent to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         13. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by Borrower or others (including Guarantor), with respect to of the Guaranteed Indebtedness shall, if the statute of limitations in favor of

Guarantor against the Agent shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

         14. This Guaranty Agreement is for the benefit of the Agent, the Banks and the issuing Bank and their respective successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty Agreement is binding not only on Guarantor, but on Guarantor's successors and assigns.

         15. Guarantor recognizes that the Agent, the Banks and the Issuing Bank are relying upon this Guaranty Agreement and the undertakings of Guarantor hereunder in making extensions of credit to Borrower under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty Agreement is a material inducement to such Persons in entering into the Credit Agreement. Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement.

         16. THIS GUARANTY AGREEMENT IS EXECUTED AND DELIVERED AS AN INCIDENT TO A LENDING TRANSACTION NEGOTIATED, CONSUMMATED, AND PERFORMABLE IN HARRIS COUNTY, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. SUBJECT TO PARAGRAPH 23 BELOW, ANY ACTION OR PROCEEDING AGAINST GUARANTOR UNDER OR IN CONNECTION WITH THIS GUARANTY AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN HARRIS COUNTY, TEXAS. SUBJECT TO PARAGRAPH 23 BELOW, GUARANTOR HEREBY IRREVOCABLY (I) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (II) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. GUARANTOR AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED BELOW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT TO SERVE PROCESS IN ANY OTHER MATTER PERMITTED BY LAW OR, SUBJECT TO PARAGRAPH 23 BELOW, SHALL LIMIT THE RIGHT OF THE AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST GUARANTOR OR WITH RESPECT TO ANY OF GUARANTOR'S PROPERTY IN COURTS IN OTHER JURISDICTIONS. SUBJECT TO PARAGRAPH 23 BELOW, ANY ACTION OR PROCEEDING BY GUARANTOR AGAINST THE AGENT SHALL BE BROUGHT ONLY IN A COURT LOCATED IN HARRIS COUNTY, TEXAS.

         17. Guarantor shall pay on demand all reasonable attorneys' fees and all other reasonable costs and expenses incurred by any of the Agent, the Banks and the Issuing Bank in connection with the preparation, administration, enforcement, or collection of this Guaranty Agreement.

         18. Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement.

         19. The Credit Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and Guarantor agrees that the Agent may exercise any and all rights granted to it under the Credit Agreement and the other Loan Documents (as defined in the Loan Agreement) without affecting the validity or enforceability of this Guaranty Agreement.

         20. All notices and other communications to Guarantor under this Guaranty Agreement shall be in writing and may be mailed by certified mail return receipt requested, or delivered to the Guarantor at the "Address for Notices" specified below Guarantor's name on the signature page hereof, or at such other address as shall be designated by Guarantor in a notice to the Agent given in accordance with this paragraph. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when deposited in the mail or when personally delivered, in each case given or addressed as aforesaid.

         21. Guarantor hereby represents and warrants to the Agent that Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition and assets of Borrower and that Guarantor is not relying upon the Agent to provide (and the Agent shall have no duty to provide) any Such information to Guarantor either now or in the future.

         22. THIS GUARANTY AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND THE AGENT WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY AGREEMENT IS INTENDED BY GUARANTOR AND THE AGENT AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY AGREEMENT, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND THE AGENT, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND THE AGENT.

         23. Guarantor and the Agent (the "Parties") agree that upon the written demand of any Party, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Guaranty Agreement or any other Loan Document (as defined in the Credit Agreement) or otherwise, including without limitation contract disputes and tort claims, shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in the city nearest the Guarantor's address having an AAA regional office, or at any other place selected by mutual agreement of the Parties. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a Party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

         [[24. The signature or sealing of this document by or on behalf of a party shall constitute authority to the solicitors, or an agent or employee of the solicitors, acting for that party in connection with this document to deliver it as a deed on behalf of that party.]]

         IN WITNESS WHEREOF, this Guaranty Agreement has been duly executed [[as a deed]] as of ________________________________.


                                  ------------------------------------

                                  By:
                                     ---------------------------------
                                  Name:
                                       -------------------------------
                                  Title:
                                        ------------------------------


                                  Address for Notices:

                                  ------------------------------------

                                  ------------------------------------

                                  ------------------------------------

                                  Attention:
                                            --------------------------

                                  EXHIBIT "E-1"

                             ADVANCE REQUEST FORM-A

                                                   Date:
                                                         -----------------------

TO: BANK ONE, TEXAS, N.A.

Ladies and Gentlemen:

         The undersigned Veritas DGC Inc., (the "Borrower") hereby refers to the Credit Agreement dated as of November 1, 1999 among the Borrower, Bank One, Texas, N.A., as agent (the "Agent"), and the Banks and the Issuing Bank signatories thereto, as the same may be amended, modified, supplemented or restated from time to time (the "Credit Agreement") and gives you irrevocable notice pursuant to Section 4.1 of the Credit Agreement, of the Advance-A specified below:

A. ADVANCE-A REQUEST INFORMATION:

         1.       Revolving Credit Commitment-A                   $40,000,000.00

         2. Borrowing Base-A breakdown by company calculated as of the last month end:

                  (a)      Veritas DGC Inc.

                           (i)       Eligible Domestic/Domestic
                                     Accounts                        $
                                                                      ----------
                           (ii)      Eligible Domestic/Foreign
                                     Accounts                        $
                                                                      ----------
                           (iii)     Eligible Domestic/Domestic
                                     Unbilled Receivables-180        $
                                                                      ----------
                           (iv)      Eligible Domestic/Domestic
                                     Unbilled Receivables-365        $
                                                                      ----------
                           (v)       Eligible Domestic/Foreign
                                     Unbilled Receivables-180        $
                                                                      ----------
                           (vi)      Eligible Domestic/Foreign
                                     Unbilled Receivables-365        $
                                                                      ----------
                  (b)      Digicon Geophysical Corp.

                           (i)       Eligible Domestic/Domestic
                                     Accounts                        $
                                                                      ----------
                           (ii)      Eligible Domestic/Foreign
                                     Accounts                        $
                                                                      ----------

                           (iii)     Eligible Domestic/Domestic
                                     Unbilled Receivables-180        $
                                                                      ----------
                           (iv)      Eligible Domestic/Domestic
                                     Unbilled Receivables-365        $
                                                                      ----------
                           (v)       Eligible Domestic/Foreign
                                     Unbilled Receivables-180        $
                                                                      ----------
                           (vi)      Eligible Domestic/Foreign
                                     Unbilled Receivables-365        $
                                                                      ----------
                  (c)      Veritas DGC Land Inc.

                           (i)       Eligible Domestic/Domestic
                                     Accounts                        $
                                                                      ----------
                           (ii)      Eligible Domestic/Foreign
                                     Accounts                        $
                                                                      ----------
                           (iii)     Eligible Domestic/Domestic
                                     Unbilled Receivables-180        $
                                                                      ----------
                           (iv)      Eligible Domestic/Domestic
                                     Unbilled Receivables-365        $
                                                                      ----------
                           (v)       Eligible Domestic/Foreign
                                     Unbilled Receivables-180        $
                                                                      ----------
                           (vi)      Eligible Domestic/Foreign
                                     Unbilled Receivables-365        $
                                                                      ----------
                  (d)      Veritas DGC Asia Pacific, Ltd.

                           (i)       Eligible Domestic/Domestic
                                     Accounts                        $
                                                                      ----------
                           (ii)      Eligible Domestic/Foreign
                                     Accounts                        $
                                                                      ----------
                           (iii)     Eligible Domestic/Domestic
                                     Unbilled Receivables-180        $
                                                                      ----------
                           (iv)      Eligible Domestic/Domestic
                                     Unbilled Receivables-365        $
                                                                      ----------
                           (v)       Eligible Domestic/Foreign
                                     Unbilled Receivables-180        $
                                                                      ----------
                           (vi)      Eligible Domestic/Foreign
                                     Unbilled Receivables-365        $
                                                                      ----------

[[Add additional Borrowing Base-A entities, if any]]

         3.       Borrowing Base-A calculation                       $
                                                                      ----------

                  (a)      Eligible Domestic/Domestic Accounts

                           (i)       Sum of 2(a)(i), 2(b)(i),
                                     2(c)(i) and 2(d)(i)             $
                                                                      ----------
                           (ii)      80% of 3(a)(i) above            $
                                                                      ----------
                  (b)      Eligible Domestic/Foreign Accounts

                           (i)       Sum of 2(a)(ii), 2(b)(ii),
                                     2(c)(ii) and 2(d)(ii)           $
                                                                      ----------
                           (ii)      70% of 3(b)(i) above            $
                                                                      ----------
                  (c)      Eligible Domestic/Domestic
                           Unbilled Receivables-180

                           (i)       Sum of 2(a)(iii), 2(b)(iii)
                                     2(c)(iii) and 2(d)(iii)         $
                                                                      ----------
                           (ii)      75% of 3(c)(i) above            $
                                                                      ----------
                  (d)      Eligible Domestic/Domestic
                           Unbilled Receivables-365

                           (i)       Sum of 2(a)(iv), 2(b)(iv),
                                     2(c)(iv) and 2(d)(iv)           $
                                                                      ----------
                           (ii)      65% of 3(d)(i) above            $
                                                                      ----------
                  (e)      Eligible Domestic/Foreign
                           Unbilled Receivables-180

                           (i)       Sum of 2(a)(v), 2(b)(v),
                                     2(c)(v) and 2(d)(v)             $
                                                                      ----------
                           (ii)      65% of 3(e)(i) above            $
                                                                      ----------
                  (f)      Eligible Domestic/Foreign
                           Unbilled Receivables-365

                           (i)       Sum of 2(a)(vi), 2(b)(vi),
                                     2(c)(vi) and 2(d)(vi)           $
                                                                      ----------
                           (ii)      55% of 3(f)(i) above            $
                                                                      ----------
                  (g)      Sum of 3(d)(ii) and 3(f)(ii)              $
                                                                      ----------
                  (h)      Lesser of 3(g) and $8,000,000.00          $
                                                                      ----------

                  (i)      Aggregate Borrowing Base-A
                           (sum of 3(a)(ii), 3(b)(ii), 3(c)(ii),
                           3(e)(ii) and 3(h) above)                  $
                                                                      ----------

         4.       Principal amount outstanding under the
                  Revolving Credit Note-A prior to Requested
                  Advance-A.                                         $
                                                                      ----------

         5.       Letter of Credit Liabilities-A.                    $
                                                                      ----------

         6.       Sum of 4 plus 5.                                   $
                                                                      ----------

         7.       Total amount of Requested Advance-A.               $
                                                                      ----------

         8.       Remaining Availability under Revolving
                  Credit Commitment-A after Requested
                  Advance-A.                                         $
                                                                      ----------

         9.       Amount of Prime Rate Advance-A
                  requested on __________, ______.                   $
                                                                      ----------

         10.      Amount of LIBOR Rate Advance-A with Interest Period of:

                           (i) 30 days of $__________ requested to be made on __________, ______.

                           (ii) 60 days of $__________ requested to be made on __________, ______.

                           (iii) 90 days of $__________ requested to be made on __________, ______.

         11.      Amount of Secured Obligations

                           (i)      Maximum Bank Credit Amount       $
                                                                      ----------
                           (ii)     Amount equal to 10% of
                                    Consolidated Net Tangible
                                    Assets                           $
                                                                      ----------
                           (iii)    Greater of (i) or (ii)           $
                                                                      ----------
                           (iv)     Permitted Subsidiary
                                    Indebtedness                     $
                                                                      ----------
                           (v)      Sum of (iii) and (iv)            $
                                                                      ----------

         The Borrower hereby represents, warrants and agrees, pursuant to the Credit Agreement, that the delivery of this Advance Request Form-A and the acceptance by the Borrower of the proceeds of the Advance-A constitutes a representation and warranty by the Borrower that, on the date of such Advance-A, and before and after giving effect thereto and to the application of proceeds therefrom, all conditions precedent set forth in Article VII of the Credit Agreement have been satisfied and that all the representations and warranties of the Borrower set forth in Article VIII of the Credit Agreement remain true and correct on and as of the date of such Advance-A with the same force and effect as if such representations and warranties had been made on and as of such date.

         Immediately after the Advance-A to which this Advance Request Form-A relates, no Default or Event of Default shall have occurred and be continuing.

         The proceeds of Advances-A which are the subject of this Advance Request Form-A will be used for the purposes permitted under the Credit Agreement.

         All capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement.


                                             VERITAS DGC INC.


                                             By:
                                                --------------------------------
                                                  Authorized Signatory for and
                                                  on behalf of the Borrower

                                  EXHIBIT "E-2"

                             ADVANCE REQUEST FORM-B

                                                             Date:
                                                                   -------------
TO:      BANK ONE, TEXAS, N.A.

Ladies and Gentlemen:

         The undersigned Veritas DGC Inc., (the "Borrower") hereby refers to the Credit Agreement dated as of November 1, 1999 among the Borrower, Bank One, Texas, N.A., as agent (the "Agent"), and the Banks and the Issuing Bank signatories thereto, as the same may be amended, modified, supplemented or restated from time to time (the "Credit Agreement") and gives you irrevocable notice pursuant to Section 4.1 of the Credit Agreement, of the Advance-B specified below:

A.       ADVANCE-B REQUEST INFORMATION:

         1.       Revolving Credit Commitment-B                                 $10,000,000.00

         2. Borrowing Base-B breakdown by company calculated as of the last month end:

                  (a)      Veritas DGC, Ltd.

                           (i)      Eligible Foreign/Foreign
                                    Accounts                                    $__________

                           (ii)     Eligible Foreign/Foreign
                                    Unbilled Receivables-180                    $__________

                           (iii)    Eligible Foreign/Foreign
                                    Unbilled Receivables-365                    $__________

                  (b)      Veritas DGC (Malaysia) Sdn. Bhd.

                           (i)      Eligible Foreign/Foreign
                                    Accounts                                    $__________

                           (ii)     Eligible Foreign/Foreign
                                    Unbilled Receivables-180                    $__________

                           (iii)    Eligible Foreign/Foreign
                                    Unbilled Receivables-365                    $__________

                  (c)      Veritas Energy Services Partnership

                           (i)      Eligible Foreign/Foreign
                                    Accounts                                    $__________

                           (ii)     Eligible Foreign/Foreign
                                    Unbilled Receivables-180                    $__________

                           (iii)    Eligible Foreign/Foreign
                                    Unbilled Receivables-365                    $__________

[[Add additional Borrowing Base-B entities, if any]]

         3.       Borrowing Base-B calculation                                  $__________

                  (a)      Eligible Foreign/Foreign
                           Accounts

                           (i)      Sum of 2(a)(i), 2(b)(i)
                                    and 2(c)(i)                                 $__________

                           (ii)     50% of 3(a)(i) above                        $__________

                  (b)      Eligible Foreign/Foreign
                           Unbilled Receivables-180

                           (i)      Sum of 2(a)(ii), 2(b)(ii) and
                                    2(c)(ii)                                    $_________

                           (ii)     45% of 3(b)(i) above                        $_________

                  (c)      Eligible Foreign/Foreign
                           Unbilled Receivables-365

                           (i)      Sum of 2(a)(iii), 2(b)(iii)
                                    and 2(c)(iii)                               $_________

                           (ii)     40% of 3(c)(i) above                        $_________

                  (d)      Lesser of 3(c)(ii) and $2,000,000.00                 $_________

                  (e)      Borrowing Base-B
                           [Sum of 3(a)(ii), 3(b)(ii)
                           and 3(c)(ii)] above                                  $_________

         4.       Principal amount outstanding under the
                  Revolving Credit Note-B prior to Requested
                  Advance-B.                                                    $_________

         5.       Letter of Credit Liabilities-B.                               $_________

         6.       Sum of 4 plus 5.                                              $_________

         7.       Total amount of Requested Advance-B.                          $_________

         8.       Remaining Availability under Revolving
                  Credit Commitment-B after Requested
                  Advance-B.                                                    $_________

         9.       Amount of Prime Rate Advance-B
                  requested on __________, ______.                              $__________

         10.      Amount of LIBOR Rate Advance-B with Interest Period of:

                           (i)      30 days of $__________ requested to be
                                    made on __________, ______.

                           (ii)     60 days of $__________ requested to be
                                    made on __________, ______.

                           (iii)    90 days of $__________ requested to be
                                    made on __________, ______.

         11.      Amount of Secured Obligations

                           (i)      Maximum Bank Credit Amount                  $__________

                           (ii)     Amount equal to 10% of
                                    Consolidated Net Tangible
                                    Assets                                      $__________

                           (iii)    Greater of (i) or (ii)                      $__________

                           (iv)     Permitted Subsidiary
                                    Indebtedness                                $__________

                           (v)      Sum of (iii) and (iv)                       $__________

         The Borrower hereby represents, warrants and agrees, pursuant to the Credit Agreement, that the delivery of this Advance Request Form-B and the acceptance by the Borrower of the proceeds of the Advance-B constitutes a representation and warranty by the Borrower that, on the date of such Advance-B, and before and after giving effect thereto and to the application of proceeds therefrom, all conditions precedent set forth in Article VII of the Credit Agreement have been satisfied and that all the representations and warranties of the Borrower set forth in Article VIII of the Credit Agreement remain true and correct on and as of the date of such Advance-B with the same force and effect as if such representations and warranties had been made on and as of such date.

         Immediately after the Advance-B to which this Advance Request Form-B relates, no Default or Event of Default shall have occurred and be continuing.

         The proceeds of Advances-B which are the subject of this Advance Request Form-B will be used for the purposes permitted under the Credit Agreement.

         All capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

                                            VERITAS DGC INC.


                                            By:
                                               ---------------------------------
                                               Authorized Signatory for and on
                                               behalf of the Borrower

                                   EXHIBIT "F"

                             COMPLIANCE CERTIFICATE


         The undersigned, as ____________ of Veritas DGC Inc., a Delaware corporation (the "Company"), am familiar with the matters covered by this Certificate and do hereby execute and deliver this Certificate in connection with that certain Credit Agreement dated as of November 1, 1999 (the "Credit Agreement") among the Company, the financial institutions identified as the Banks in the Credit Agreement, and Bank One, Texas, N.A., as administrative agent for the Banks. Capitalized terms which are used in this Certificate but are not defined herein shall have the meaning given to such terms in the Credit Agreement. The undersigned does further certify that as of the date of this
Certificate:

         1.       No Default or Event of Default has occurred and is continuing.

         2. The Company has Consolidated Tangible Net Worth of $______________ (the "Actual Amount"), which is not less than $_________________ (the "Required Amount").

                  Calculation of the Actual Amount:

                  2(a)     Stockholders' Equity on the consolidated
                           balance sheet of the Company and its
                           Subsidiaries ...........................  $
                                                                      ----------

                  2(b)     Any amount at which shares of capital
                           stock of Company appear as an asset on
                           the Company's balance sheet.............  $
                                                                      ----------

                  2(c)     Goodwill, including any amounts that
                           represent the excess of the purchase
                           price paid for assets or stock over the
                           value assigned thereto .................  $
                                                                      ----------

                  2(d)     Loans (to the extent that such are not
                           fully secured) to any stockholder,
                           director, officer, or employee of the
                           Company or its Affiliates ..............  $
                                                                      ----------

                  2(e)     Other intangible assets (other than the
                           Data Library) ..........................  $
                                                                      ----------

                  2(f)     Consolidated Tangible Net Worth [Items
                           2(a) minus 2(b) minus 2(c) minus 2(d)
                           minus 2(e)] ............................  $
                                                                      ----------

                  Calculation of Required Amount:

                  2(g)     Consolidated Tangible Net Worth as of
                           July 31, 1998...........................  $
                                                                      ----------

                  2(h)     80% of Item 2(g)........................  $
                                                                      ----------

                  2(i)     Consolidated Net Income for the period
                           beginning on the Effective Date and
                           ending on the calculation date..........  $
                                                                      ----------

                  2(j)     50% of Item 2(i) .......................  $
                                                                      ----------

                  2(k)     Net proceeds of equity issued after the
                           Effective Date..........................  $
                                                                      ----------

                  2(l)     Equity contributed in connection with
                           acquisitions since Effective Date ......  $
                                                                      ----------

                  2(m)     Required Consolidated Tangible Net Worth
                           [Item 2(h) plus 2(j) plus 2(k) plus
                           2(l)] ..................................  $
                                                                      ----------

         3. The Company and its Subsidiaries have at all times maintained a Fixed Charge Coverage Ratio (on a consolidated basis) of at least 1.20 to 1.00.

                  Calculation of Fixed Charge Coverage Ratio:

                  3(a)     Consolidated Net Income.................  $
                                                                      ----------

                  3(b)     Interest Expense........................  $
                                                                      ----------

                  3(c)     Tax Expense.............................  $
                                                                      ----------

                  3(d)     Non-Cash Charges........................  $
                                                                      ----------

                  3(e)     EBITDA [Item 3(a) plus 3(b) plus 3(c)
                           plus 3(d)] .............................  $
                                                                      ----------

                  3(f)     Cash Taxes..............................  $
                                                                      ----------

                  3(g)     Cash Reserves...........................  $
                                                                      ----------

                  3(h)     Subtotal [Item 3(e) minus 3(f) plus
                           3(g)] ..................................  $
                                                                      ----------

                  3(i)     Current Maturities......................  $
                                                                      ----------

                  3(j)     Interest Expense .......................  $
                                                                      ----------

                  3(k)     Unfinanced Capital Expenditures.........  $
                                                                      ----------

                  3(l)     Subtotal [Item 3(i) plus 3(j) plus
                           3(k)] ..................................  $
                                                                      ----------

                  3(m)     Fixed Charge Coverage Ratio [Item 3(h)
                           divided by 3(l)] .......................  $
                                                                      ----------

         4.       IF BEFORE THE SUBORDINATED DEBT INCURRENCE DATE:

                  The Company and its Subsidiaries have at all times maintained a Funded Debt to Capitalization Ratio (on a consolidated basis), calculated on a quarterly basis, of not greater than
                  0.40 to 1.00.

                  Calculation of Funded Debt to Capitalization Ratio:

                  4(a)     Funded Debt (other than Subordinated
                           Debt)...................................  $
                                                                      ----------

                  4(b)     Funded Debt.............................  $
                                                                      ----------

                  4(c)     Stockholders' Equity ...................  $
                                                                      ----------

                  4(d)     Subordinated Debt ......................  $
                                                                      ----------

                  4(e)     Subtotal [Items 4(b) plus 4(c) plus
                           4(d)]...................................  $
                                                                      ----------

                  4(f)     Funded Debt to Capitalization Ratio
                           [item 4(a) divided by 4(e)].............  $
                                                                      ----------

                  IF ON OR AFTER THE SUBORDINATED DEBT INCURRENCE DATE:

                  The Company and its Subsidiaries have, on the Subordinated Debt Incurrence Date and at all times thereafter, maintained a Total Funded Debt to Capitalization Ratio (on a consolidated basis), calculated on a quarterly basis, of not greater than
                  0.45 to 1.00.

                  Calculation of Total Funded Debt to Capitalization Ratio:

                  4(g)     Total Funded Debt.......................  $
                                                                      ----------

                  4(h)     Stockholders' Equity ...................  $
                                                                      ----------

                  4(i)     Subtotal [Items 4(g) plus 4(h)].........  $
                                                                      ----------

                  4(j)     Total Funded Debt to Capitalization
                           Ratio [Item 4(g) divided by 4(i)].......  $
                                                                      ----------

         5. The Company and its Subsidiaries have at all times maintained a Current Ratio (on a consolidated basis), calculated on a quarterly basis, of at least 1.50 to 1.00.

                  Calculation of Current Ratio:

                  5(a)     Consolidated Current Assets ............  $
                                                                      ----------

                  5(b)     Consolidated Current Liabilities........  $
                                                                      ----------

                  5(c)     Current Ratio [Item 5(a) divided
                           by 5(b)]................................  $
                                                                      ----------

         6.       IF BEFORE THE SUBORDINATED DEBT INCURRENCE DATE:


                  The Company and its Subsidiaries have at all times maintained a Funded Debt to EBITDA Ratio (on a consolidated basis), calculated on a quarterly basis, of not greater than 1.65 to 1.00.

                  Calculation of Funded Debt to EBITDA Ratio:

                  6(a)     Funded Debt ............................  $
                                                                      ----------

                  6(b)     Consolidated Net Income.................  $
                                                                      ----------

                  6(c)     Interest Expense........................  $
                                                                      ----------

                  6(d)     Tax Expense.............................  $
                                                                      ----------

                  6(e)     Non-Cash Charges........................  $
                                                                      ----------

                  6(f)     EBITDA [Items 6(b) plus 6(c) plus 6(d)
                           plus 6(e)]..............................  $
                                                                      ----------

                  6(g)     Funded Debt to EBITDA Ratio [Item 6(a)
                           divided by 6(f)]........................  $
                                                                      ----------

                  IF ON OR AFTER THE SUBORDINATED DEBT INCURRENCE DATE:

                  The Company and its Subsidiaries have, on the Subordinated Debt Incurrence Date and at all times thereafter, maintained a Total Funded Debt to EBITDA Ratio (on a consolidated basis), calculated on a quarterly basis, of not greater than (a) 2.25 to 1.00 through July 31, 2000, and (b) 2.00 to 1.00 commencing August 1, 2000 throughout the remainder of the term.

                  Calculation of Total Funded Debt to EBITDA Ratio:

                  6(h)     Total Funded Debt ......................  $
                                                                      ----------

                  6(i)     Consolidated Net Income.................  $
                                                                      ----------

                  6(j)     Interest Expense........................  $
                                                                      ----------

                  6(k)     Tax Expense.............................  $
                                                                      ----------

                  6(l)     Non-Cash Charges........................  $
                                                                      ----------

                  6(m)     EBITDA [Items 6(i) plus 6(j) plus 6(k)
                           plus 6(l)]..............................  $
                                                                      ----------

                  6(n)     Total Funded Debt to EBITDA Ratio
                           [Item 6(h) divided by 6(m)].............  $
                                                                      ----------

         7.       IF ON OR AFTER THE SUBORDINATED DEBT INCURRENCE DATE:

                  The Company and its Subsidiaries have on the Subordinated Debt Incurrence Date and at all times thereafter maintained a Senior Funded Debt to EBITDA Ratio (on a consolidated basis), calculated on a quarterly basis, of not greater than (a) 1.25 to 1.00 through July 31, 2000, and (b) 1.00 to 1.00 commencing August 1, 2000 throughout the remainder of the term.

                  Calculation of Senior Funded Debt to EBITDA Ratio:

                  7(a)     Senior Funded Debt .....................  $
                                                                      ----------

                  7(b)     Consolidated Net Income.................  $
                                                                      ----------

                  7(c)     Interest Expense........................  $
                                                                      ----------

                  7(d)     Tax Expense.............................  $
                                                                      ----------

                  7(e)     Non-Cash Charges........................  $
                                                                      ----------

                  7(f)     EBITDA [Items 7(b) plus 7(c) plus 7(d)
                           plus 7(e)]..............................  $
                                                                      ----------

                  7(g)     Senior Funded Debt to EBITDA Ratio
                           [Item 7(a) divided by 7(f)].............  $
                                                                      ----------

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of
________________.


                                      VERITAS DGC INC.


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                  EXHIBIT "G-1"

                             BORROWING BASE REPORT-A

         To:      Bank One, Texas, N.A.
                  910 Travis
                  Houston, Texas 77002
                  Attention: Philip C. Lauinger, Vice President

Gentlemen:

         This Borrowing Base Report-A ("Report") for the month ending __________, is executed and delivered by Veritas DGC Inc. ("Borrower") to Bank One, Texas, N.A. as administrative agent ("Agent") for the banks from time to time parties thereto ("Banks") pursuant to that certain Credit Agreement dated as of November 1, 1999 as the same may be amended, supplemented, modified and/or restated from time to time, the "Credit Agreement"), among Borrower, Banks and Agent. Capitalized terms which are used in this Report but are not defined herein shall have the meaning given to such terms in the Credit Agreement.

         Borrower represents and warrants to Agent and Banks that all information contained herein is true, correct, and complete, and that the total Eligible Domestic/Domestic Accounts, Eligible Domestic/Foreign Accounts, Eligible Domestic/Domestic Unbilled Receivables and Eligible Domestic/Foreign Unbilled Receivables qualify for the purposes of determining the Borrowing Base-A under the Credit Agreement. Borrower further represents and warrants to Lender that attached hereto as Schedule 1 is a list for Borrower and Geophysical Corp., Land and Asia Pacific (collectively, the "Borrowing Base-A Guarantors") of their accounts receivable and accounts payable for the month ending __________________, showing all domestic accounts receivable and all accounts payable aged in thirty-day intervals and a prospective monthly billing schedule for the next twelve (12) months for all Eligible Domestic/Domestic Unbilled Receivables and all Domestic/Foreign Unbilled Receivables.

ELIGIBLE DOMESTIC/DOMESTIC ACCOUNTS:

1.          Aggregate accounts receivable of Borrower and the Borrowing Base-A Guarantors
            created in the ordinary course of business....................................            $
                                                                                                      -----------
2.          Accounts receivable of Borrower and Borrowing Base-A Guarantors that have been outstanding for more than 90 days past the original due date of the related invoice or 120 days have expired since the date
            of the related invoice........................................................            $
                                                                                                      -----------

3.          Accounts receivable of Borrower and Borrowing Base-A Guarantors that are not
            payable in Dollars by the account debtor......................................            $
                                                                                                      -----------

4.          Accounts receivable of Borrower and Borrowing Base-A Guarantors that are owed by an Affiliate of Borrower or Borrowing Base-A Guarantors or any employee of
            Borrower or Borrowing Base-A Guarantors or of any such Affiliate..............            $
                                                                                                      -----------

5.          Accounts receivable of Borrower and Borrowing Base-A Guarantors of which more than 25% of the aggregate balances then outstanding owed by such account debtor and its Affiliates to Borrower and Borrowing Base-A Guarantors are
            more than 120 days past due from the due dates of their original invoices or
            if more than 150 days have expired from the dates of the original invoices....            $
                                                                                                      -----------

6.          Accounts receivable of Borrower and Borrowing Base-A Guarantors of which the
            account debtor is not a resident of the United States of America..............            $
                                                                                                      -----------

7.          That portion of the aggregate amount of accounts receivable of Borrower and
            Borrowing Base-A Guarantors owed by any one account debtor which is in excess of 20% of the then aggregate amount of all Eligible Domestic/Domestic
            Accounts, Eligible Domestic/Foreign Accounts, Eligible Foreign/Foreign
            Accounts, Eligible Domestic/Domestic Unbilled Receivables, Eligible
            Domestic/Foreign Unbilled Receivables and Eligible Foreign/Foreign Unbilled
            Receivables...................................................................            $
                                                                                                      -----------

8.          Accounts receivable of Borrower and Borrowing Base-A Guarantors that do not comply with the other requirements set forth in the Credit Agreement
            (including, but without duplicate exclusions).................................            $
                                                                                                      -----------

9.          Eligible Domestic/Domestic Unbilled Receivables...............................            $
                                                                                                      -----------

10.         Ineligible Accounts [sum of line 2 to line 9, inclusive, but without
            duplicate exclusion]..........................................................            $
                                                                                                      -----------

11.         Eligible Domestic/Domestic Accounts [line 1 minus line 10]....................            $
                                                                                                      -----------

ELIGIBLE DOMESTIC/FOREIGN ACCOUNTS:

12.         Aggregate accounts receivable of Borrower and Borrowing Base-A Guarantors
            created in the ordinary course of business....................................            $
                                                                                                      -----------

13.         Accounts receivable of Borrower and Borrowing Base-A Guarantors that are
            included in the calculation of Eligible Domestic/Domestic Accounts............            $
                                                                                                      -----------

14.         Accounts receivable of Borrower and Borrowing Base-A Guarantors that have been outstanding for more than 90 days past the original due date of the related invoice or 120 days have expired since the date
            of the related invoice........................................................            $
                                                                                                      -----------

15.         Accounts receivable of Borrower and Borrowing Base-A Guarantors that are owed by an Affiliate of Borrower or Borrowing Base-A Guarantors or any employee of
            Borrower or Borrowing Base-A Guarantors or of any such Affiliate..............            $
                                                                                                      -----------

16.         Accounts receivable of Borrower and Borrowing Base-A Guarantors of which more than 25% of the aggregate balances then outstanding owed by such account debtor and its Affiliates to Borrower and Borrowing Base-A Guarantors are
            more than 120 days past due from the due dates of their original invoices or
            if more than 150 days have expired from the dates of the original invoices....            $
                                                                                                      -----------

17.         That portion of the aggregate amount of accounts receivable of Borrower and
            Borrowing Base-A Guarantors owed by any one account debtor which is in excess of 20% of the then aggregate amount of all Eligible
            Domestic/Domestic Accounts, Eligible Domestic/Foreign Accounts and
            Eligible Foreign/Foreign Accounts.............................................            $
                                                                                                      -----------

18.         Accounts receivable of Borrower and Borrowing Base-A Guarantors that do not comply with the other requirements set forth

            in the Credit Agreement (inclusive, but without duplicate exclusions).........            $
                                                                                                      -----------

19.         Eligible Domestic/Foreign Unbilled Receivables................................            $
                                                                                                      -----------

20.         Ineligible Accounts [sum of line 13 to line 19]...............................            $
                                                                                                      -----------

21.         Eligible Domestic/Foreign Accounts [line 12 minus line 20]....................            $
                                                                                                      -----------

UNBILLED RECEIVABLES:

22.         Total Domestic/Domestic Unbilled Receivables..................................            $
                                                                                                      -----------

23.         Ineligible Domestic/Domestic Unbilled Receivables due to line 5 or line 7.....            $
                                                                                                      -----------

24.         All other ineligible Domestic/Domestic unbilled Receivables...................            $
                                                                                                      -----------

25.         Sum of line 23 and line 24....................................................            $
                                                                                                      -----------

26.         Total Eligible Domestic/Domestic Unbilled Receivables.........................            $
                                                                                                      -----------

27.         Eligible Domestic/Domestic Unbilled Receivables-180...........................            $
                                                                                                      -----------

28.         Eligible Domestic/Domestic Unbilled Receivables-365...........................            $
                                                                                                      -----------

29.         Total Domestic/Foreign Unbilled Receivables...................................            $
                                                                                                      -----------

30.         Ineligible Domestic/Foreign Unbilled Receivables due to line 5 or line 7......            $
                                                                                                      -----------

31.         All other ineligible Domestic/Foreign Unbilled Receivables....................            $
                                                                                                      -----------

32.         Sum of line 30 and line 31....................................................            $
                                                                                                      -----------

33.         Total Eligible Domestic/Foreign Unbilled Receivables..........................            $
                                                                                                      -----------

34.         Eligible Domestic/Foreign Unbilled Receivables-180............................            $
                                                                                                      -----------

35.         Eligible Domestic/Foreign Unbilled Receivables-365............................            $
                                                                                                      -----------

BORROWING BASE-A:

36.         80% of Eligible Domestic/Domestic Accounts [80% of line 11]...................            $
                                                                                                      -----------

37.         70% of Eligible Domestic/Foreign Accounts [70% of line 21]....................            $
                                                                                                      -----------

38.         75% of Eligible Domestic/Domestic Unbilled Receivables-180 [75% of line 27]...            $
                                                                                                      -----------

39.         65% of Eligible Domestic/Domestic Unbilled Receivables-365 [65% of line 28]...            $
                                                                                                      -----------

40.         65% of Eligible Domestic/Foreign Unbilled Receivables-180 [65% of line 34]....            $
                                                                                                      -----------

41.         55% of Eligible Domestic/Foreign Unbilled Receivables-365 [55% of line 35]....            $
                                                                                                      -----------

42.         Sum of line 39 plus line 41...................................................            $
                                                                                                      -----------

43.         Lesser of line 42 or $8,000,000.00............................................            $
                                                                                                      -----------
44.         Borrowing Base-A [line 36 plus line 37 plus
            line 38 plus line 40 plus line 43]............................................            $
                                                                                                      -----------

45.         Commitments-A.................................................................            $40,000,000.

46.         Lesser of line 44 or line 45..................................................            $
                                                                                                      -----------
47.         Outstanding Amount of Advances-A..............................................            $
                                                                                                      -----------
48.         Letter of Credit Liabilities-A................................................            $
                                                                                                      -----------
49.         Sum of line 47 plus line 48...................................................            $
                                                                                                      -----------
50.         Available Credit Amount [line 46 minus line 49]...............................            $
                                                                                                      -----------



                                      VERITAS DGC INC.


                                      By:
                                         ---------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------

                                  EXHIBIT "G-2"

                             BORROWING BASE REPORT-B

         To:      Bank One, Texas, N.A.
                  910 Travis
                  Houston, Texas 77002
                  Attention: Philip C. Lauinger, Vice President

Gentlemen:

         This Borrowing Base Report-B ("Report") for the month ending __________, is executed and delivered by Veritas DGC Inc. ("Borrower") to Bank One, Texas, N.A. as administrative agent ("Agent") for the banks from time to time parties thereto ("Banks") pursuant to that certain Credit Agreement dated as of November 1, 1999 (as the same may be amended, supplemented, modified and/or restated from time to time, the "Credit Agreement"), among Borrower, Banks and Agent. Capitalized terms which are used in this Report but are not defined herein shall have the meaning given to such terms in the Credit Agreement.

         Borrower represents and warrants to Agent and Banks that all information contained herein is true, correct, and complete, and that the total Eligible Foreign/Foreign Accounts and Eligible Foreign/Foreign Unbilled Receivables qualify for the purposes of determining the Borrowing Base-B under the Credit Agreement. Borrower further represents and warrants to Lender that attached hereto as Schedule 1 is a list for Geophysical Limited, the Partnership and Digicon (Malaysia) (collectively, the "Borrowing Base-B Guarantors") of its accounts receivable and accounts payable for the month ending __________, showing all foreign accounts receivable and all accounts payable aged in thirty-day intervals and a prospective monthly billing schedule for the next twelve (12) months for all Foreign/Foreign Unbilled Receivables.

ELIGIBLE FOREIGN/FOREIGN ACCOUNTS:


1.          Aggregate accounts receivable of Partnership created in the ordinary course
            of business...................................................................            $___________

2.          Aggregate accounts receivable of Geophysical Limited created in the ordinary
            course of business............................................................            $___________

3.          Aggregate accounts receivable of Digicon (Malaysia) created in the ordinary
            course of business............................................................            $___________

4.          Subtotal of aggregate accounts receivable [sum of line 1 to line 3,
            inclusive]....................................................................            $___________

5.          Accounts receivable of Borrowing Base-B Guarantors that have been outstanding for more than 90 days past the original due date of the related invoice or
            120 days have expired since the date of the related invoice...................            $___________


6.          Accounts receivable of Borrowing Base-B Guarantors that are owed by an
            Affiliate of such Person or any employee of such Person or of any such
            Affiliate.....................................................................            $___________

7.          Accounts receivable of Borrowing Base-B Guarantors of which more than 25% of the aggregate balances then outstanding owed by such account debtor and its
            Affiliates to such Person are more than 120 days past due from the due dates of their original invoices or if more than 150 days have expired from the
            dates of the original invoices................................................            $___________

8.          That portion of the aggregate amount of accounts receivable of Borrowing
            Base-B Guarantors owed by any one account debtor which is in excess of 20% of the then aggregate amount of all Eligible Domestic/Domestic Accounts,
            Eligible Domestic/Foreign Accounts, Eligible Foreign/Foreign Accounts,
            Eligible Domestic/Domestic Unbilled Receivables, Eligible Domestic/Foreign
            Unbilled Receivables and Eligible Foreign/Foreign Unbilled Receivables........            $___________

9.          Accounts receivable of Borrowing Base-B Guarantors that do not comply with the other requirements set forth in the Credit Agreement (inclusive, but
            without duplicate exclusions).................................................            $___________

10.         Eligible Foreign/Foreign Unbilled Receivables.................................            $___________

11.         Ineligible Accounts [sum of line 5 to line 10], inclusive, but without
            duplication...................................................................            $___________

12.         Eligible Foreign/Foreign Accounts [line 4 minus line 11]......................            $___________

UNBILLED RECEIVABLES:

13.         Total Foreign/Foreign Unbilled Receivables....................................            $___________

14.         Ineligible Foreign/Foreign Unbilled Receivables due to line 7 or line 8.......            $___________

15.         All other ineligible Foreign/Foreign Unbilled Receivables.....................            $___________

16.         Sum of line 14 and line 15....................................................            $___________

17.         Total Eligible Foreign/Foreign Unbilled Receivables...........................            $___________


18.         Eligible Foreign/Foreign Unbilled Receivables-180.............................            $___________

19.         Eligible Foreign/Foreign Unbilled Receivables-365.............................            $___________

BORROWING BASE-B:

20.         50% of Eligible Foreign/Foreign Accounts [50% of line 12].....................            $___________

21.         45% of Eligible Foreign/Foreign Unbilled Receivables-180 [45% of line 18].....            $___________

22.         40% of Eligible Foreign/Foreign Unbilled Receivables-365 [40% of line 19].....            $___________

23.         Lesser of line 22 and $2,000,000.00...........................................            $___________

24.         Borrowing Base-B [line 20 plus line 21 plus line 23]..........................            $___________

25.         Commitments-B.................................................................            $10,000,000.

26.         Lesser of line 24 or line 25..................................................            $___________

27.         Outstanding Principal of Advances-B...........................................            $___________

28.         Letter of Credit Liabilities-B................................................            $___________

29.         Sum of line 27 plus line 28...................................................            $___________

30.         Available Credit Amount [line 26 minus line 29]...............................            $___________



                                     VERITAS DGC INC.


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

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